SEMI ANNUAL REPORT
JUNE 30, 1999

[GRAPH OMITTED]

TEMPLETON
VARIABLE PRODUCTS
SERIES FUND

FRANKLIN TEMPLETON LOGO

PAGE


A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. For example, U.S. stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific funds, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which funds may be right for you.

PAGE

TABLE OF CONTENTS




TEMPLETON VARIABLE PRODUCTS SERIES FUND
SEMIANNUAL REPORT




Letter to Contract Owners ...........................         2
Class 1 Fund Reports
 Franklin Growth Investments Fund ...................      FG-1
  Prospectus Supplement .............................      FG-5
 Franklin Small Cap Investments Fund ................      FS-1
 Mutual Shares Investments Fund .....................      MS-1
 Templeton Asset Allocation Fund ....................      TA-1
 Templeton Bond Fund ................................      TB-1
  Report of Special Meeting of Shareholders .........      TB-4
 Templeton Developing Markets Fund ..................      TD-1
 Templeton International Fund .......................      TI-1
 Templeton Stock Fund ...............................      TS-1

 PLEASE NOTE:
 Templeton Variable Products Series Fund ("the Trust") currently consists of nine separate investment portfolios, all of which offer Class 1 and Class 2 shares. Only the funds and class listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Trust for further information. Please retain this document with your current prospectus for reference.




TFAC1 S99 8/99 TAG

PAGE

LETTER TO CONTRACT OWNERS






Dear Contract Owner:

We are pleased to bring you this semiannual report of Templeton Variable Products Series Fund for the six months ended June 30, 1999.

During the reporting period, the U.S. economy grew at an impressive pace; inflation remained benign; and domestic stock market indices, led by large capitalization, blue chip, technology, and Internet-related stocks, reached record levels. Many Asian and South American markets recovered substantially from the financial crises of recent years, but European stock markets provided mixed results.

In the U.S., on March 29 the Dow Jones/registered trademark/ Industrial Average broke through the 10000 barrier for the first time, and went on to close at 10970 on June 30, 1999, up 20.44% for the six months under review.(1) During this period, some investors who had seemed to prefer the perceived safety of liquid, blue chip stocks, began to display renewed interest in the relatively low price/earnings ratios of small cap stocks, and the Russell 2000/registered trademark/ Index rose 9.28% for the period.(2) In April and May, value stocks, after underperforming growth stocks for two years, appeared to return to life. Although there has been some rebalancing of growth versus value, there has not yet been a wholesale shift away from the favorites of the past year.

European equities delivered mixed performances, partly due to accelerated cross-border investment facilitated by the euro's introduction. The stock markets of Belgium, Switzerland, and Italy fell 19.06%, 13.05%, and 10.77% respectively, while those of Finland, Norway, and Sweden rose 23.76%, 20.03%, and 14.99%, respectively. Other western European markets posted generally flat returns for the period, with the United Kingdom's rising 3.32% and Germany's falling 4.71%.(3)


(1) Source: Standard & Poor's/registered trademark/ Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.

(2) Source: Standard & Poor's/registered trademark/ Micropal. The Russell 2000/registered trademark/ Index measures 2000 U.S. companies with small market capitalizations.

(3) Source: Bel20 Index; MIB 30 Index; Swiss Market Index; Helsinki General Index; Stockholm General Index; Total Share Index.

2

PAGE

During the reporting period, stock markets in many emerging-market countries roared back to life, as investors poured money into South American and Asian equities. Mexico's Bolsa Index appreciated 56.50% as measured in U.S. dollars, while Indonesia's Jakarta Composite Index and South Korea's Seoul Composite Index surged 102.91% and 67.51%, respectively.(4)

With regard to debt obligations, the J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in emerging-market nations, increased 10.57% during the six months under review.(5) But the Salomon Brothers World Government Bond Index, representative of government bonds in developed countries, produced a total return of -7.17% in U.S. dollar terms.(6) U.S. Treasury securities, as measured by the 30-year Treasury bond, provided a return of -9.75%, while European government bond prices were generally flat, as measured in local currency terms.(7)

Of course, security prices always have been and always will be subject to volatility. No one can predict exactly how financial markets will perform, and since bad years can be mixed with good years, it is important for investors to exercise patience, and focus not on short-term market movements, but on their long-term investment goals.

We appreciate your participation in Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Charles E. Johnson
----------------------
Charles E. Johnson
President
Templeton Variable Products Series Fund




(4) Source: Bolsa Index; Jakarta Composite Index; Seoul Composite Index.
(5) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc.
(6) Source: Salomon Brothers.
(7) Source: Standard & Poor's/registered trademark/ Micropal. Indices include reinvested dividends and interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the Fund portfolios.

YEAR 2000 READINESS DISCLOSURE - HOW FRANKLIN TEMPLETON IS TACKLING THE Y2K PROBLEM

FRANKLIN TEMPLETON FORMED A COMPANY-WIDE TEAM IN 1996 TO IDENTIFY AND CORRECT PROBLEMS RELATED TO THE DATE CHANGEOVER AFTER DECEMBER 31, 1999. ALL BUT ONE OF OUR MISSION-CRITICAL SYSTEMS ARE CERTIFIED AS YEAR 2000 COMPLIANT AND ARE OPERATING IN PRODUCTION, AS OF JULY 15, 1999. WE INTEND TO HAVE OUR REMAINING MISSION-CRITICAL SYSTEM, A REPLACEMENT FOR AN EXISTING SALES AND MARKETING SYSTEM, CERTIFIED BY THE END OF SEPTEMBER 1999.


THE Y2K TEAM IS ALSO UPGRADING, TESTING, AND CERTIFYING REMAINING NONCRITICAL SYSTEMS, AS WELL AS INTEGRATING AND TESTING LINKS WITH MANY EXTERNAL PARTIES. OUR DEDICATED, BUSINESS CONTINUITY TEAM IS BUILDING CONTINGENCY PLANS WORLDWIDE IN THE EVENT OF YEAR 2000 FAILURES.


EARLIER THIS YEAR, WE SUCCESSFULLY COMPLETED A SERIES OF SECURITIES INDUSTRY ASSOCIATION NATIONWIDE TESTS OF TRANSACTIONS WITH OTHER BUSINESS PARTNERS UNDER SIMULATED YEAR 2000 CONDITIONS. THIS SUMMER WE ALSO SUCCESSFULLY PARTICIPATED IN INDUSTRY-WIDE TESTING OF OUR INTERFACES WITH MAJOR DEALERS AND REAL-TIME MARKET DATA SERVICES.


YOU CAN LEARN MORE ABOUT FRANKLIN TEMPLETON'S Y2K PROJECT BY VISITING OUR WEB SITE AT WWW.FRANKLINTEMPLETON.COM.


                                                                              3
PAGE


                                          FRANKLIN GROWTH INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN GROWTH INVESTMENTS FUND SEEKS CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF LARGE- OR MID-CAP U.S. COMPANIES, AND TO A LESSER EXTENT IN SMALL-CAP
COMPANIES. THE FUND MAY ALSO INVEST A PORTION IN FOREIGN SECURITIES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------
During the reporting period, U.S. Gross Domestic Product and corporate profits continued to rise, the Standard & Poor's/registered trademark/ 500 Composite Stock Index posted a 12.38% return, and several foreign economies rebounded after a difficult 1998.(1) These events, along with rising commodity prices, seemed to prompt a shift in market psychology, as shares of companies in mature, slower-growth industries sprang to life after years of underperformance relative to higher-growth stocks. The period's strong domestic and foreign economic growth also marked a turning point in U.S. interest rate trends. After steadily declining for the past two years, rates began to inch up in March, and on June 30, the Federal Reserve Board raised the federal funds target interest rate 0.25%, to 5.0%.

The fund's exposure to several technology sectors contributed to its strong performance relative to the S&P/registered trademark/ 500 Index during the six months in review. On June 30, the fund's largest investment was Microsoft Corp., the world's leader in software development and an array of related information technology fields. Our second-largest position was JDS Uniphase Corp., a leading manufacturer of specialized components for the fiber optics telecommunications, cable television, and semiconductor fabrication industries. Shares of these companies appreciated significantly during the period. The fund's other top technology-related holdings included Cisco Systems, Inc., Intel Corp., and Hewlett-Packard Co. Throughout the period, we sought out potential technology leaders with what we believed to have reasonable valuations, superior management teams, and sound, sustainable business growth models, as well as solid growth companies whose valuations had reached attractive levels due to unfavorable short-term circumstances.


(1) Source: Standard & Poor's/registered trademark/ Micropal. The index includes reinvested dividends. One cannot invest directly in an index, nor is the index representative of a fund's portfolio.

[GRAPHIC OMITTED]


                                                                           FG-1
PAGE


TOP 10 HOLDINGS
Franklin Growth Investments Fund
6/30/99
COMPANY,
INDUSTRY,                       % OF TOTAL
COUNTRY                         NET ASSETS
------------------------------------------
Microsoft Corp.
Technology Services,
United States                       3.7%

JDS Uniphase Corp.
Electronic Technology,
United States                       3.4%

Cisco Systems Inc.
Electronic Technology,
United States                       2.6%

Intel Corp.
Electronic Technology,
United States                       2.4%

Schering-Plough Corp.
Health Technology,
United States                       2.2%

Hewlett-Packard Co.
Electronic Technology,
United States                       2.1%

Vodafone AirTouch
PLC, ADR
Utilities, United Kingdom           2.0%

Johnson & Johnson
Health Technology,
United States                       2.0%

Tiffany & Co.
Retail Trade, United States         2.0%

Abbott Laboratories
Health Technology,
United States                       1.9%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

Stocks in the health technology and health services sectors suffered during the second half of the period under review, and the fund's position in industry leaders such as Schering-Plough Corp. and Abbott Laboratories negatively affected our returns. However, given our assessment of these companies' superior long-term growth prospects, we remain committed to our holdings and likely will be opportunistic buyers of stocks in this sector if valuations become attractive enough to warrant further exposure.

While we cannot predict the future of the U.S. economy, interest rates, or relative performance between various sectors of equity markets, we remain committed to our core strategy of buying the strongest growth companies we can find, at the most favorable prices. We aim to reduce the fund's overall risk by abstaining from investing in companies whose valuations defy our assessment of any reasonable basis or justification. While we recognize the revolutionary impact of the Internet upon our overall economy, and evaluate leading Internet companies as prospective investments, we initiate positions in such companies only when we believe we can do so at reasonable prices. Although we do hold positions in some companies whose businesses are related to the growth of the Internet sector, our willingness to add pure-play Internet companies to the portfolio will remain subject to our ability to purchase their stock at prices we consider reasonable.


FG-2

PAGE

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

We thank you for participating in Franklin Growth Investments Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Kent Shepherd
-----------------
Kent Shepherd
Portfolio Manager
Franklin Growth Investments Fund


                                                                           FG-3
PAGE

FRANKLIN GROWTH
INVESTMENTS FUND
CLASS 1




   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The manager is contractually obligated to limit Class 1 expenses to 1.00% of total net assets through 1999.










   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



 Franklin Growth Investments Fund - Class 1
 Period ended 6/30/99
                                                             SINCE
                                                          INCEPTION
                                 6-MONTH       1-YEAR      (5/1/98)
---------------------------------------------------------------------
Cumulative Total Return            16.55%       29.96%        32.17%
Average Annual Total Return        16.55%       29.96%        26.99%
Value of $10,000 Investment       $11,655      $12,996       $13,217

Past performance cannot predict or guarantee future results.

FG-4
PAGE

                        SUPPLEMENT DATED AUGUST 9, 1999
                     TO THE PROSPECTUS DATED JULY 1, 1999*
                                      OF
                       FRANKLIN GROWTH INVESTMENTS FUND
                   (TEMPLETON VARIABLE PRODUCTS SERIES FUND)
                          CLASS 1 AND CLASS 2 SHARES



The section "Management" is amended by adding the following lead manager to the existing management team.



KENT SHEPHERD, CFA           Mr. Shepherd has been a manager of the fund since 1999, and has been with
VICE PRESIDENT, ADVISERS     the Franklin Templeton Group since 1991.

*The July 1, 1999 prospectus added a new fund to the prospectus dated May 1, 1999.

                                                                           FG-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


Financial Highlights


                                                                                           CLASS 1
                                                                  ----------------------------------------------------------
                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1999                  PERIOD ENDED
                                                                   (UNAUDITED)/dagger//dagger/     DECEMBER 31, 1998/dagger/
                                                                  -----------------------------   --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................              $11.34                          $10.00
                                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................................                 .05                             .08
 Net realized and unrealized gains ............................                1.81                            1.26
                                                                  ----------------------------------------------------------
Total from investment operations ..............................                1.86                            1.34
                                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income ........................................                (.07)                             --
                                                                  ----------------------------------------------------------
Total distributions ...........................................                (.07)                             --
Net asset value, end of period ................................              $13.13                          $11.34
                                                                  ==========================================================
Total return* .................................................              16.55%                          13.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................                $489                            $284
Ratios to average net assets:
 Expenses .....................................................               1.00%**                         1.00%**
 Expenses, excluding waiver and payments by affiliate .........               3.00%**                         4.68%**
 Net investment income ........................................                .86%**                         1.18%**
Portfolio turnover rate .......................................              15.43%                           4.14%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                      See Notes to Financial Statements.

FG-6
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



                                                           COUNTRY         SHARES        VALUE
-------------------------------------------------------------------------------------------------
     COMMON STOCKS 73.4%
     COMMERCIAL SERVICES 4.3%
 *   Concord EFS Inc. ..............................    United States          200     $  8,463
     Equifax Inc. ..................................    United States          200        7,138
 *   Robert Half International Inc. ................    United States          200        5,200
                                                                                       --------
                                                                                         20,801
                                                                                       --------
     CONSUMER DURABLES 1.1%
     Mattel Inc. ...................................    United States          200        5,288
                                                                                       --------
     CONSUMER NON-DURABLES 3.9%
     Campbell Soup Co. .............................    United States          100        4,638
     Nike Inc., B ..................................    United States          100        6,331
     Philip Morris Cos. Inc. .......................    United States          200        8,038
                                                                                       --------
                                                                                         19,007
                                                                                       --------
     CONSUMER SERVICES 1.0%
 *   Mirage Resorts Inc. ...........................    United States          300        5,025
                                                                                       --------
     ELECTRONIC TECHNOLOGY 17.3%
 *   3Com Corp. ....................................    United States          100        2,669
 *   Applied Materials Inc. ........................    United States          100        7,388
 *   Cisco Systems Inc. ............................    United States          200       12,900
     Compaq Computer Corp. .........................    United States          200        4,738
     Hewlett-Packard Co. ...........................    United States          100       10,050
     Intel Corp. ...................................    United States          200       11,900
     Lucent Technologies Inc. ......................    United States           50        3,372
     Molex Inc. ....................................    United States          200        7,400
     Nortel Networks Corp. .........................        Canada              50        4,341
 *   Tellabs Inc. ..................................    United States           50        3,378
 *   Uniphase Corp. ................................    United States          100       16,600
                                                                                       --------
                                                                                         84,736
                                                                                       --------
     ENERGY MINERALS 1.2%
     Royal Dutch Petroleum Co., N.Y. shs. ..........     Netherlands           100        6,025
                                                                                       --------
     FINANCE 8.3%
     Associates First Capital Corp., A .............    United States          200        8,863
     Charles Schwab Corp. ..........................    United States           50        5,494
     Citigroup Inc. ................................    United States          150        7,125
     Fannie Mae ....................................    United States          100        6,838
 *   TD Waterhouse Group Inc. ......................    United States          200        5,013
     The Goldman Sachs Group Inc. ..................    United States          100        7,225
                                                                                       --------
                                                                                         40,558
                                                                                       --------
     HEALTH SERVICES .3%
     McKesson HBOC Inc. ............................    United States           50        1,606
                                                                                       --------
     HEALTH TECHNOLOGY 10.4%
     Abbott Laboratories ...........................    United States          200        9,100
     American Home Products Corp. ..................    United States          100        5,750
     Baxter International Inc. .....................    United States          100        6,063
 *   Boston Scientific Corp. .......................    United States          100        4,394
 *   Guidant Corp. .................................    United States          100        5,144
     Johnson & Johnson .............................    United States          100        9,800
     Schering-Plough Corp. .........................    United States          200       10,600
                                                                                       --------
                                                                                         50,851
                                                                                       --------



                                                                           FG-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                   COUNTRY         SHARES        VALUE
---------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL SERVICES 2.2%
 *   AES Corp. ............................................     United States          100     $  5,813
 *   Republic Services Inc., A ............................     United States          200        4,950
                                                                                               --------
                                                                                                 10,763
                                                                                               --------
     NON-ENERGY MINERALS 1.0%
     De Beers Consolidated Mines AG, ADR ..................     South Africa           200        4,775
                                                                                               --------
     PROCESS INDUSTRIES 2.6%
     Air Products & Chemicals Inc. ........................     United States          200        8,050
     Pall Corp. ...........................................     United States          200        4,438
                                                                                               --------
                                                                                                 12,488
                                                                                               --------
     PRODUCER MANUFACTURING 1.3%
     Emerson Electric Co. .................................     United States          100        6,288
                                                                                               --------
     RETAIL TRADE 3.0%
     Albertson's Inc. .....................................     United States          100        5,156
     Tiffany & Co. ........................................     United States          100        9,650
                                                                                               --------
                                                                                                 14,806
                                                                                               --------
     TECHNOLOGY SERVICES 5.5%
     Automatic Data Processing Inc. .......................     United States          200        8,800
 *   Microsoft Corp. ......................................     United States          200       18,038
                                                                                               --------
                                                                                                 26,838
                                                                                               --------
     TRANSPORTATION 2.7%
     Air Express International Corp. ......................     United States          300        7,613
     Expeditors International of Washington Inc. ..........     United States          200        5,450
                                                                                               --------
                                                                                                 13,063
                                                                                               --------
     UTILITIES 7.3%
     CMS Energy Corp. .....................................     United States          150        6,281
     Dominion Resources Inc. ..............................     United States          100        4,331
     Enron Corp. ..........................................     United States          100        8,175
     MCN Energy Group Inc. ................................     United States          150        3,113
     PECO Energy Corp. ....................................     United States          100        4,189
 *   Vodafone AirTouch PLC, ADR ...........................    United Kingdom           50        9,850
                                                                                               --------
                                                                                                 35,939
                                                                                               --------
     TOTAL COMMON STOCKS (COST $287,458)...................                                     358,857
                                                                                               --------



FG-8
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




                                                                                    PRINCIPAL
                                                                                    AMOUNT**       VALUE
---------------------------------------------------------------------------------------------------------
 (A)      REPURCHASE AGREEMENTS 24.6%
          Joint Repurchase Agreement, 4.767%, 7/01/99
          (Maturity Value, $120,041) (COST $120,025)............................   $120,025      $120,025
          Barclays Capital Inc. (Maturity Value $15,141)
          Bear, Stearns & Co. Inc. (Maturity Value $13,360)
          Chase Securities Inc. (Maturity Value $2,473)
          CIBC Oppenheimer Corp. (Maturity Value $15,141)
          Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $10,688)
          Dresdner Kleinwort Benson, North America LLC (Maturity Value $10,688)
          Goldman, Sachs & Co. (Maturity Value $5,344)
          NationsBanc Montgomery Securities LLC (Maturity Value $10,688)
          Paine Webber Inc. (Maturity Value $10,688)
          Paribas Corp. (Maturity Value $10,688)
          UBS Securities LLC (Maturity Value $15,142)
          Collateralized by U.S. Treasury Bills & Notes
          TOTAL INVESTMENTS (COST $407,483) 98.0%...............................                  478,882
          OTHER ASSETS, LESS LIABILITIES 2.0% ..................................                    9,707
                                                                                                 --------
          NET ASSETS 100.0% ....................................................                 $488,589
                                                                                                 ========

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A)SEE NOTE 1(C) REGARDING JOINT REPURCHASE AGREEMENTS.


                      See Notes to Financial Statements.

                                                                           FG-9
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $287,458).......................     $358,857
 Repurchase agreement, at value and cost ..................................      120,025
 Receivables:
  Investment securities sold ..............................................       16,784
  Fund shares sold ........................................................        1,505
  Dividends and interest ..................................................          236
                                                                                --------
   Total assets ...........................................................      497,407
                                                                                --------
Liabilities:
 Payables:
  Investment securities purchased .........................................        5,644
 Accrued expenses .........................................................        3,174
                                                                                --------
   Total liabilities ......................................................        8,818
                                                                                --------
Net assets, at value ......................................................     $488,589
                                                                                ========
Net assets consist of:
 Undistributed net investment income ......................................     $  1,638
 Net unrealized appreciation ..............................................       71,399
 Accumulated net realized gain ............................................       20,186
 Beneficial shares ........................................................      395,366
                                                                                --------
Net assets, at value ......................................................     $488,589
                                                                                ========
Net asset value per share ($488,589 /divided by/ 37,220 shares outstanding)     $  13.13
                                                                                =========

                      See Notes to Financial Statements.

FG-10
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 Dividends ...................................................    $1,495
 Interest ....................................................     1,997
                                                                  ------
   Total investment income ...................................                $  3,492
                                                                              --------
Expenses:
 Management fees (Note 3) ....................................     1,133
 Administrative fees (Note 3) ................................       221
 Custodian fees ..............................................        20
 Reports to shareholders .....................................     3,682
 Registration and filing fees ................................        37
 Professional fees ...........................................       261
 Trustees' fees and expenses .................................       254
 Other .......................................................        93
                                                                  ------
   Total expenses ............................................                   5,701
   Expenses waived / paid by affiliate (Note 3) ..............                  (3,849)
                                                                              --------
    Net expenses .............................................                   1,852
                                                                              --------
     Net investment income ...................................                   1,640
                                                                              --------
Realized and unrealized gains:
   Net realized gain from investments ........................                  21,796
   Net unrealized appreciation on investments ................                  38,157
                                                                              --------
Net realized and unrealized gain .............................                  59,953
                                                                              --------
Net increase in net assets resulting from operations .........                $ 61,593
                                                                              ========

                      See Notes to Financial Statements.

                                                                          FG-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND


Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS



                                                                       SIX MONTHS ENDED
                                                                        JUNE 30, 1999            PERIOD ENDED
                                                                         (UNAUDITED)       DECEMBER 31, 1998/dagger/
                                                                      ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................       $  1,640                 $  1,988
  Net realized gain (loss) from investments .......................         21,796                   (1,610)
  Net unrealized appreciation on investments ......................         38,157                   33,242
                                                                          ---------------------------------
   Net increase in net assets resulting from operations ...........         61,593                   33,620
 Distributions to shareholders from net investment income .........         (1,990)                      --
 Fund share transactions - Class 1 (Note 2) .......................        145,366                  250,000
                                                                          ---------------------------------
   Net increase in net assets .....................................        204,969                  283,620
Net assets:
 Beginning of period ..............................................        283,620                       --
                                                                          ---------------------------------
 End of period ....................................................       $488,589                 $283,620
                                                                          =================================
Undistributed net investment income included in net assets:
 End of period ....................................................       $  1,638                 $  1,988
                                                                          =================================

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.


                      See Notes to Financial Statements.

FG-12
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Growth Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation through a policy of investing at least 65% of total assets in equity securities. The following summarizes the Fund's significant accounting policies.


A. SECURITY VALUATION:


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


B. FOREIGN CURRENCY TRANSLATION:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


C. JOINT REPURCHASE AGREEMENT:


The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1999, all outstanding repurchase agreements had been entered into on that date.


D. INCOME TAXES:


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                          FG-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


F.  ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.


At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's Class 1 shares were as follows:


                                                      PERIOD ENDED           PERIOD ENDED
                                                     JUNE 30, 1999        DECEMBER 31, 1998*
                                                ---------------------------------------------
                                                   SHARES      AMOUNT     SHARES     AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------
Shares sold ...................................    21,049    $  252,911   25,000   $250,000
Shares issued on reinvestment of distributions        177         1,990       --         --
Shares redeemed ...............................    (9,006)     (109,535)      --         --
                                                -------------------------------------------
Net increase ..................................    12,220    $  145,366   25,000   $250,000
                                                ===========================================

*Commencement of sales of Class 1 shares was May 1, 1998.


As of June 30, 1999, there were no transactions in the Fund's Class 2 shares.


Templeton Funds Annuity Company, the Fund's administrative manager, is the record owner of 25,165 Class 1 shares as of June 30, 1999.

FG-14
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN GROWTH INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)


3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.


The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:


     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.60%       First $200 million
     0.50%       Over $200 million, up to and including $1.3 billion
     0.40%       Over $1.3 billion

Advisers agreed in advance to reduce management fees to the extent necessary to limit total expenses to an annual rate of 1.00% and 1.25% of the average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 1999, as noted in the Statement of Operations.


The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.15%       First $200 million
     0.135%      Over $200 million, up to and including $700 million
     0.10%       Over $700 million, up to and including $1.2 billion
     0.075%      Over $1.2 billion

4. INCOME TAXES


The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


          Unrealized appreciation .............  $  85,365
          Unrealized depreciation .............    (13,966)
                                                 ---------
          Net unrealized appreciation .........  $  71,399
                                                 =========

At December 31, 1998, the Fund had tax basis capital losses of $1,610 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.


5.  INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $97,124 and $46,420, respectively.

                                                                          FG-15
PAGE


                                       FRANKLIN SMALL CAP INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN SMALL CAP INVESTMENTS FUND SEEKS LONG-TERM CAPITAL GROWTH. IT TRIES TO ACHIEVE THIS GOAL BY INVESTING PRIMARILY IN EQUITY SECURITIES OF U.S. SMALL-CAPITALIZATION COMPANIES - THOSE WITH A MARKET CAPITALIZATION OF LESS THAN $1.5 BILLION AT THE TIME OF PURCHASE.
--------------------------------------------------------------------------------
The six months covered by this semiannual report were characterized by a gradual resurgence of investor interest in small-cap stocks. In January and February, small-cap stocks began to keep pace with their larger counterparts, but in March they underperformed them as investors seemed to react to volatility by seeking refuge in large-cap growth stocks. However, as the reporting period progressed, many investors, believing that improving Asian economies would stimulate commodities demand, emerged from the refuge of large-cap growth stocks to invest in large-cap cyclicals. Concurrent with this sudden rotation into cyclicals was a more gradual and sustained rotation into smaller-cap stocks, which enhanced the performance of Franklin Small Cap Investments Fund.

Throughout the period, we adhered to our strategy of seeking growth at a reasonable price, by searching for companies with competitive advantages, such as proprietary intellectual property, barriers to competitors' market entry or faster-than-average growth trends. We focused our efforts on portfolio construction and stock selection based on "bottom-up" research from our equity analysts who identify target "buy" and "sell" prices for the securities they follow.

[GRAPHIC OMITTED]


                                                                           FS-1
PAGE


TOP 10 HOLDINGS
Franklin Small Cap Investments Fund
6/30/99
COMPANY,                   % OF TOTAL
INDUSTRY                   NET ASSETS
-------------------------------------
Careinsite Inc.
Health Services                3.4%

Tommy Hilfiger Corp.
Consumer Non-Durables          1.8%

Affiliated Computer
Services Inc., A
Technology Services            1.7%

Uniphase Corp.
Electronic Technology          1.7%

Maker Communications
Inc.
Electronic Technology          1.7%

PMC-Sierra Inc.
Electronic Technology          1.5%

i2 Technologies Inc.
Technology Services            1.4%

Dycom Industries Inc.
Industrial Services            1.4%

Synopsys Inc.
Electronic Technology          1.4%

Polycom Inc.
Producer Manufacturing         1.3%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

As investor interest in most small-cap industry sectors increased during April and May, the value of our energy, utilities, transportation, commercial services, and industrial services holdings appreciated significantly. However, many technology stocks did not participate in this rise, and several Internet stocks fell from their lofty heights. On June 30, we were overweighted in Internet stocks relative to the Russell 2000/registered trademark/ Index because we believed growth potential in this industry remains strong. Of course, if we enter an inflationary environment that provokes higher interest rates, these stocks could be vulnerable to short-term price declines. In our opinion, the sharp rally in technology shares during the last week of the reporting period may indicate that many investors believe interest rates will not rise during the remainder of the year, but we think this is a dangerous assumption. Despite the risk, we believe technology is increasing global economic productivity, and such increases should counterbalance inflation over the longer term. We shall therefore continue to invest in Internet, semiconductor, and communications companies whose technology offers their customers potential for improved productivity.

Looking forward, we are concerned about scattered data that appears to suggest rising consumer prices, and about Asia's economic recovery raising the cost of materials used by non-Asian manufacturers. We are also concerned about the possibility of additional interest rate increases by the Federal Reserve (the
Fed) even though their bias toward raising rates shifted to "neutral" following a .25% hike in the target federal funds rate on June 30, 1999.

We cannot predict if or when small-cap stocks will outperform their larger counterparts, but it is worth noting that their cumulative performance has more than tripled that of large caps over the past 70 years.(1) Although past performance is not predictive of future results, small caps tend to outperform when there are signs that the global economy is beginning a cyclical upturn. We do see signs of an improved global economy, but price appreciation of small-cap growth stocks may be delayed if the Fed finds it necessary to raise interest rates in an attempt to restrain the U.S. economy.


(1) Source: Ibbotson Associates. For the 70-year period ending June 30, 1999, the cumulative total return of large company stocks was 103,982.77%, and the return of small company stocks was 358,848.41%. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.


FS-2
PAGE

It is important to note that there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines, and small market share, are further discussed in the fund's prospectus.

This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment philosophy.

We thank you for participating in Franklin Small Cap Investments Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Investments Fund



                                                                           FS-3
PAGE

FRANKLIN SMALL CAP
INVESTMENTS FUND
CLASS 1




   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The manager is contractually obligated to limit Class 1 expenses to 1.00% of total net assets through 1999.










   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Small Cap Investments Fund - Class 1
Period ended 6/30/99
                                                              SINCE
                                                           INCEPTION
                                  6-MONTH       1-YEAR     (5/1/98)
---------------------------------------------------------------------
Cumulative Total Return            18.98%       15.12%        9.82%
Average Annual Total Return        18.98%       15.12%        8.36%
Value of $10,000 Investment       $11,898      $11,512      $10,982

Past performance cannot predict or guarantee future results.

FS-4
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


Financial Highlights


                                                                                           CLASS 1
                                                                  ----------------------------------------------------------
                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1999                  PERIOD ENDED
                                                                   (UNAUDITED)/dagger//dagger/     DECEMBER 31, 1998/dagger/
                                                                  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................             $  9.23                          $ 10.00
                                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................................                 .01                              .11
 Net realized and unrealized gains (losses) ...................                1.70                             (.88)
                                                                  ----------------------------------------------------------
Total from investment operations ..............................                1.71                             (.77)
                                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income ........................................                (.02)                              --
 Net realized gains ...........................................                (.18)                              --
                                                                  ----------------------------------------------------------
Total distributions ...........................................                (.20)                              --
                                                                  ----------------------------------------------------------
Net asset value, end of period ................................              $10.74                            $9.23
                                                                  ==========================================================
Total return * ................................................              18.98%                          (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................                $483                             $231
Ratios to average net assets:
 Expenses .....................................................               1.00%**                          1.00%**
 Expenses, excluding waiver and payments by affiliate .........               1.11%**                          1.75%**
 Net investment income ........................................                .30%**                          1.97%**
Portfolio turnover rate .......................................              40.44%                           36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                                                                           FS-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


Financial Highlights


                                                                                           CLASS 2
                                                                  ----------------------------------------------------------
                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1999                  PERIOD ENDED
                                                                   (UNAUDITED)/dagger//dagger/     DECEMBER 31, 1998/dagger/
                                                                  -----------------------------   --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................                $9.23                          $ 8.55
                                                                   ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................................                   --                             .02
 Net realized and unrealized gains ............................                 1.70                             .66
                                                                   ----------------------------------------------------------
Total from investment operations ..............................                 1.70                             .68
                                                                   ----------------------------------------------------------
Less distributions from:
 Net investment income ........................................                 (.02)                             --
 Net realized gains ...........................................                 (.18)                             --
                                                                   ----------------------------------------------------------
Total distributions ...........................................                 (.20)                             --
                                                                   ----------------------------------------------------------
Net asset value, end of period ................................               $10.73                          $ 9.23
                                                                   ==========================================================
Total return * ................................................               18.85%                           7.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................              $19,868                          $6,211
Ratios to average net assets:
 Expenses .....................................................                1.25%**                         1.25%**
 Expenses, excluding waiver and payments by affiliate .........                1.33%**                         2.00%**
 Net investment income ........................................                 .05%**                         1.73%**
Portfolio turnover rate .......................................               40.44%                          36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD JULY 30, 1998 (COMMENCEMENT OF SALES) TO DECEMBER 31,
1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                      See Notes to Financial Statements.

FS-6
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



                                                              COUNTRY        SHARES         VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS 83.7%
     COMMERCIAL SERVICES 2.3%
 *   24/7 Media Inc. ..................................    United States        500     $    19,250
 *   Corporate Executive Board Co. ....................    United States      2,200          78,238
 *   Exchange Applications Inc. .......................    United States        700          28,525
 *   Inet Technologies Inc. ...........................    United States      1,400          33,600
 *   Lamar Advertising Co., A .........................    United States        800          32,750
 *   NOVA Corp. .......................................    United States      5,000         125,000
 *   Probusiness Services Inc. ........................    United States        700          25,113
 *   Smith-Gardner & Associates Inc. ..................    United States      3,300          26,606
 *   Stamps.com Inc. ..................................    United States        900          15,750
 *   Sylvan Learning Systems Inc. .....................    United States      2,000          54,375
 *   Viant Corp. ......................................    United States        200           7,000
 *   WESCO International Inc. .........................    United States      1,500          30,750
                                                                                        -----------
                                                                                            476,957
                                                                                        -----------
     CONSUMER DURABLES .6%
     Ethan Allen Interiors Inc. .......................    United States      3,000         113,250
                                                                                        -----------
     CONSUMER NON-DURABLES 3.1%
 *   Tommy Hilfiger Corp. .............................    United States      5,000         367,500
 *   Tropical Sportswear International Corp. ..........    United States      6,000         191,250
     Wolverine World Wide Inc. ........................    United States      4,300          60,200
                                                                                        -----------
                                                                                            618,950
                                                                                        -----------
     CONSUMER SERVICES 4.4%
 *   BEA Systems Inc. .................................    United States      2,900          82,831
 *   Entercom Communications Corp. ....................    United States      1,000          42,750
 *   Foodmaker Inc. ...................................    United States      7,000         198,625
 *   Harrah's Entertainment Inc. ......................    United States      6,900         151,800
 *   Intelligent Life Corp. ...........................    United States      4,400          28,875
 *   Jones Intercable Inc., A .........................    United States      2,000          98,000
 *   Prime Hospitality Corp. ..........................    United States      4,600          55,200
 *   Radio One Inc. ...................................    United States        300          13,950
 *   SFX Entertainment Inc. ...........................    United States      2,550         163,200
 *   Vail Resorts Inc. ................................    United States      3,500          61,250
                                                                                        -----------
                                                                                            896,481
                                                                                        -----------
     ELECTRONIC TECHNOLOGY 19.4%
 *   Advanced Energy Industries Inc. ..................    United States      1,100          44,619
 *   Alpha Industries Inc. ............................    United States      3,000         142,875
 *   American Xtal Technology Inc. ....................    United States      4,500         107,156
 *   ANTEC Corp. ......................................    United States        200           6,413
 *   Aspect Telecommunications Corp. ..................    United States      1,400          13,650
 *   AVT Corp. ........................................    United States      1,400          53,025
 *   Brocade Communications Systems Inc. ..............    United States        200          19,288
 *   Carrier Access Corp. .............................    United States      2,700         118,294
 *   Catapult Communications Corp. ....................    United States      1,100          20,763
 *   Coherent Inc. ....................................    United States      6,000         111,750
 *   Com21 Inc. .......................................    United States      3,400          58,013
 *   Copper Mountain Networks Inc. ....................    United States        100           7,725
 *   Cymer Inc. .......................................    United States        300           7,500
 *   Digital Microwave Corp. ..........................    United States        600           7,650
 *   EG&G Inc. ........................................    United States      1,000          35,625
 *   Electro Scientific Industries Inc. ...............    United States      2,500         104,453
 *   EMCORE Corp. .....................................    United States      1,800          36,225
 *   Etec Systems Inc. ................................    United States      1,700          56,525
 *   E-Tek Dynamics Inc. ..............................    United States        500          23,781


                                                                           FS-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                             COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
 *   Excel Switching Corp. ...........................    United States        600     $     17,963
 *   Flextronics International Ltd. ..................    United States      1,500           83,250
 *   FLIR Systems Inc. ...............................    United States      1,500           22,688
 *   FVC.COM Inc. ....................................    United States        400            2,600
 *   Gemstar International Group Ltd. ................    United States      2,300          150,075
 *   hi/fn Inc. ......................................    United States        100            7,613
 *   Jabil Circuit Inc. ..............................    United States      1,000           45,125
 *   Javelin Systems Inc. ............................    United States      1,200           14,700
 *   Juniper Networks Inc. ...........................    United States        400           59,600
 *   Komag Inc. ......................................    United States     15,000           49,688
 *   Latitude Communications Inc. ....................    United States        300            3,900
 *   Lattice Semiconductor Corp. .....................    United States      3,200          199,200
 *   Level One Communications Inc. ...................    United States        900           44,044
 *   Maker Communications Inc. .......................    United States     11,000          341,000
 *   Mettler-Toledo International Inc. ...............    United States      6,000          148,875
 *   Micrel Inc. .....................................    United States        600           44,400
 *   Natural MicroSystems Corp. ......................    United States        900            8,606
 *   Netopia Inc. ....................................    United States        700           15,925
 *   Novellus Systems Inc. ...........................    United States        600           40,950
 *   PLX Technology Inc. .............................    United States        200            9,475
 *   PMC-Sierra Inc. .................................    United States      5,000          294,688
 *   Sanmina Corp. ...................................    United States      2,500          189,688
 *   Security Dynamics Technologies Inc. .............    United States      8,000          170,000
 *   SIPEX Corp. .....................................    United States      2,500           51,250
 *   Synopsys Inc. ...................................    United States      5,000          275,938
 *   Tekelec .........................................    United States      5,900           71,906
 *   Uniphase Corp. ..................................    United States      2,100          348,600
 *   Veeco Instruments Inc. ..........................    United States        300           10,200
 *   Waters Corp. ....................................    United States      4,000          212,500
 *   Wavecom SA, ADR .................................        France           500            6,563
 *   Western Digital Corp. ...........................    United States      6,500           42,250
                                                                                       ------------
                                                                                          3,958,590
                                                                                       ------------
     ENERGY MINERALS 3.5%
 *   Barrett Resources Corp. .........................    United States      5,200          199,550
 *   Basin Exploration Inc. ..........................    United States      2,200           44,138
 *   Forest Oil Corp. ................................    United States      3,300           41,456
 *   Newfield Exploration Co. ........................    United States      7,200          204,750
     Range Resources Corp. ...........................    United States        100              613
 *   Santa Fe Snyder Corp. ...........................    United States     16,400          125,050
 *   Tom Brown Inc. ..................................    United States      6,600          102,713
                                                                                       ------------
                                                                                            718,270
                                                                                       ------------
     FINANCE 4.8%
 *   Affiliated Managers Group Inc. ..................    United States      2,100           63,394
     Bank United Corp., A ............................    United States      1,600           64,300
 *   DLJdirect .......................................    United States      1,800           53,100
     Espirito Santo Financial Group SA, ADR ..........      Luxembourg         200            3,275
     E.W. Blanch Holdings Inc. .......................    United States        200           13,638
     Federated Investors Inc., B .....................    United States      5,700          102,244
 *   First Sierra Financial Inc. .....................    United States      1,500           37,500
 *   Golden State Bancorp Inc. .......................    United States      6,000          132,000
 *   Hambrecht & Quist Group .........................    United States        800           29,700
 *   HealthCare Financial Partners Inc. ..............    United States      1,200           41,100
     Heller Financial Inc. ...........................    United States        700           19,469
 *   Knight/Trimark Group Inc., A ....................    United States      1,100           66,344

FS-8
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                 COUNTRY        SHARES         VALUE
--------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCE (CONT.)
     Metris Cos. Inc. ....................................    United States        300     $     12,225
     Mutual Risk Management Ltd. .........................    United States      4,400          146,850
 *   National Discount Brokers Group Inc. ................    United States      1,000           58,000
 *   Silicon Valley Bancshares ...........................    United States      4,000           99,000
     Westamerica Bancorp. ................................    United States        600           21,900
 *   WIT Capital Group Inc. ..............................    United States        300           10,200
                                                                                           ------------
                                                                                                974,239
                                                                                           ------------
     HEALTH SERVICES 5.6%
 *   Beverly Enterprises Inc. ............................    United States     10,000           80,625
 *   Careinsite Inc. .....................................    United States     14,700          694,575
 *   Integrated Health Services Inc. .....................    United States      5,000           40,000
 *   PAREXEL International Corp. .........................    United States      3,000           39,938
 *   Pediatrix Medical Group Inc. ........................    United States      1,300           27,625
 *   Pharmaceutical Product Development Inc. .............    United States      6,700          183,413
 *   Renal Care Group Inc. ...............................    United States      2,700           69,863
                                                                                           ------------
                                                                                              1,136,039
                                                                                           ------------
     HEALTH TECHNOLOGY 1.2%
 *   Inhale Therapeutic Systems Inc. .....................    United States      3,000           71,438
 *   Serologicals Corp. ..................................    United States     17,000          138,125
     Wesley Jessen VisionCare Inc. .......................    United States      1,300           42,088
                                                                                           ------------
                                                                                                251,651
                                                                                           ------------
     INDUSTRIAL SERVICES 4.9%
 *   Atwood Oceanics Inc. ................................    United States      6,000          187,500
 *   Casella Waste Systems Inc., A .......................    United States      3,500           91,000
 *   Catalytica Inc. .....................................    United States      5,000           70,000
 *   Core Laboratories NV ................................     Netherlands       3,000           41,813
 *   Dycom Industries Inc. ...............................    United States      5,200          291,200
 *   KTI Inc. ............................................    United States        200            2,850
 *   Marine Drilling Cos. Inc. ...........................    United States      3,000           41,063
 *   Safety-Kleen Corp. ..................................    United States      3,575           64,797
 *   US Liquids Inc. .....................................    United States      1,800           37,575
 *   Varco International Inc. ............................    United States     16,000          175,000
                                                                                           ------------
                                                                                              1,002,798
                                                                                           ------------
     INSURANCE 2.2%
     Financial Security Assurance Holdings Ltd. ..........    United States      4,000          208,000
     HCC Insurance Holdings Inc. .........................    United States      4,200           95,288
     Reinsurance Group of America Inc. ...................    United States      4,300          151,575
                                                                                           ------------
                                                                                                454,863
                                                                                           ------------
     NON-ENERGY MINERALS .2%
     Carpenter Technology Corp. ..........................    United States      1,200           34,275
                                                                                           ------------
     PROCESS INDUSTRIES 1.0%
 *   CUNO Inc. ...........................................    United States      1,600           30,600
     Optical Coating Laboratory Inc. .....................    United States      2,100          175,613
                                                                                           ------------
                                                                                                206,213
                                                                                           ------------
     PRODUCER MANUFACTURING 3.7%
 *   Gentex Corp. ........................................    United States      5,400          151,200
     Gibralter Steel Corp. ...............................    United States      2,800           69,300
     JLG Industries Inc. .................................    United States      6,000          122,250
 *   Polycom Inc. ........................................    United States      6,500          253,500
     Roper Industries Inc. ...............................    United States      4,600          147,200
                                                                                           ------------
                                                                                                743,450
                                                                                           ------------

                                                                            FS-9

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                           COUNTRY        SHARES         VALUE
--------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     REAL ESTATE 2.1%
     Arden Realty Inc. .............................    United States      3,000     $     73,875
     Camden Property Trust .........................    United States      3,600           99,900
     FelCor Lodging Trust Inc. .....................    United States        800           16,600
     Glenborough Realty Trust Inc. .................    United States      3,000           52,500
     MeriStar Hospitality Corp. ....................    United States      8,000          179,500
                                                                                     ------------
                                                                                          422,375
                                                                                     ------------
     RETAIL TRADE 2.2%
 *   Beyond.com Corp. ..............................    United States      1,300           37,294
     Claire's Stores Inc. ..........................    United States      6,700          171,688
 *   Guitar Center Inc. ............................    United States      2,500           26,094
 *   The Men's Wearhouse Inc. ......................    United States      8,000          204,000
                                                                                     ------------
                                                                                          439,076
                                                                                     ------------
     TECHNOLOGY SERVICES 16.9%
 *   Affiliated Computer Services Inc., A ..........    United States      7,000          354,375
 *   Ask Jeeves Inc. ...............................    United States        100            1,400
 *   AppNet Systems Inc. ...........................    United States      3,900           52,406
 *   BackWeb Technologies Ltd. .....................    United States        100            2,738
 *   Brightpoint Inc. ..............................    United States      2,100           12,731
 *   BroadVision Inc. ..............................    United States      1,200           88,500
 *   Citrix Systems Inc. ...........................    United States      1,400           79,100
 *   Complete Business Solutions Inc. ..............    United States     10,000          179,375
 *   Concord Communications Inc. ...................    United States      1,000           45,000
 *   Cybersourc Corp. ..............................    United States        600            8,850
 *   Deltek Systems Inc. ...........................    United States        300            2,963
 *   Digital Island Inc. ...........................    United States      1,000           17,938
 *   Documentum Inc. ...............................    United States      1,500           19,594
 *   DoubleClick Inc. ..............................    United States        600           55,050
 *   Entrust Technologies Inc. .....................    United States      3,000           99,750
 *   Exodus Communications Inc. ....................    United States      1,200          143,925
 *   High Speed Access Corp. .......................    United States        600           15,375
 *   HNC Software Inc. .............................    United States      4,000          123,250
 *   i2 Technologies Inc. ..........................    United States      6,800          292,400
 *   Integrated Systems Inc. .......................    United States        400            4,700
 *   International Network Services ................    United States      5,500          222,063
 *   Intuit Inc. ...................................    United States        800           72,100
 *   ISS Group Inc. ................................    United States        400           15,100
 *   Keane Inc. ....................................    United States      1,600           36,200
 *   Legato Systems Inc. ...........................    United States      3,300          190,575
 *   Marimba Inc. ..................................    United States        100            5,269
 *   Media Metrix Inc. .............................    United States        700           37,275
 *   Micromuse Inc. ................................    United States      2,340          116,708
 *   MicroStrategy Inc. ............................    United States        300           11,363
 *   Mpath Interactive Inc. ........................    United States        100            2,200
 *   Proxicom Inc. .................................    United States        300            7,706
 *   Sapient Corp. .................................    United States      3,000          169,875
 *   Serena Software Inc. ..........................    United States        500            6,719
 *   Software.com Inc. .............................    United States        500           11,594
 *   StarMedia Network Inc. ........................    United States      1,300           83,363
 *   Sykes Enterprises Inc. ........................    United States        800           26,700
 *   TenFold Corp. .................................    United States        200            6,350
 *   Verio Inc. ....................................    United States      2,800          194,600
 *   VERITAS Software Corp. ........................    United States      2,400          227,850
 *   Vignette Corp. ................................    United States      1,500          112,500
 *   Whittman-Hart Inc. ............................    United States      6,600          209,550
 *   Wind River Systems Inc. .......................    United States      4,250           68,266
                                                                                     ------------
                                                                                        3,433,346
                                                                                     ------------

FS-10
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                                      COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS (CONT.)
          TELECOMMUNICATIONS 2.7%
*         AT&T Canada Inc., B ...................................................      Canada             200    $    12,813
*         Clearnet Communications Inc., A .......................................      Canada           1,200         16,725
*         ICG Communications Inc. ...............................................  United States        5,000        106,875
*         ITC DeltaCom Inc. .....................................................  United States          900         25,200
*         Millicom International Cellular SA ....................................    Luxembourg         3,400        107,100
*         Pinnacle Holdings Inc. ................................................  United States        2,100         51,450
*         Primus Telecommunications Group Inc. ..................................  United States        1,700         38,144
*         Rhythms NetConnections Inc. ...........................................  United States          100          5,838
*         Time Warner Telecom Inc. ..............................................  United States          600         17,400
*         VoiceStream Wireless Corp. ............................................  United States        3,000         85,313
*         Western Wireless Corp., A .............................................  United States        3,000         80,980
                                                                                                                 -----------
                                                                                                                     547,838
                                                                                                                 -----------
          TRANSPORTATION 2.9%
          Air Express International Corp. .......................................  United States        1,400         35,525
*         Alaska Air Group Inc. .................................................  United States        2,200         91,850
*         Atlantic Coast Airlines Holdings Inc. .................................  United States        3,000         57,000
          C.H. Robinson Worldwide Inc. ..........................................  United States        4,500        165,375
          Expeditors International of Washington Inc. ...........................  United States        9,000        245,250
                                                                                                                 -----------
                                                                                                                     595,000
                                                                                                                 -----------
          TOTAL COMMON STOCKS (COST $14,109,194).................................                                 17,023,661
                                                                                                                 -----------
                                                                                                    PRINCIPAL
                                                                                                    AMOUNT**
                                                                                                   -----------
 (A)      REPURCHASE AGREEMENT 16.0%
          Joint Repurchase Agreement, 4.767%, 7/01/99,
          (Maturity Value $3,260,226)(COST $3,259,794)...........................                  $3,259,794      3,259,794
          Barclays Capital Inc. (Maturity Value $411,245)
          Bear, Stearns & Co. Inc. (Maturity Value $362,795)
          Chase Securities Inc. (Maturity Value $67,161)
          CIBC Oppenheimer Corp. (Maturity Value $411,245)
          Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $290,291)
          Dresdner Kleinwort Benson, North America LLC (Maturity Value $290,291)
          Goldman, Sachs & Co. (Maturity Value $145,080)
          NationsBanc Montgomery Securities LLC (Maturity Value $290,291)
          Paine Webber Inc. (Maturity Value $290,291)
          Paribas Corp. (Maturity Value $290,291)
          UBS Securities LLC (Maturity Value $411,245)
          Collateralized by U.S. Treasury Bills & Notes
                                                                                                                 -----------
          TOTAL INVESTMENTS (COST $17,368,988) 99.7%.............................                                 20,283,455
          OTHER ASSETS, LESS LIABILITIES .3% ....................................                                     67,017
                                                                                                                 -----------
          TOTAL NET ASSETS 100.0% ...............................................                                $20,350,472
                                                                                                                 ===========

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A)SEE NOTE 1(C) REGARDING JOINT REPURCHASE AGREEMENT.


                      See Notes to Financial Statements.

                                                                          FS-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $14,109,194) ...........................     $ 17,023,661
 Repurchase agreement, at value and cost ..........................................        3,259,794
 Receivables:
  Investment securities sold ......................................................           84,288
  Fund shares sold ................................................................           96,826
  Dividends and interest ..........................................................            5,151
                                                                                        ------------
   Total assets ...................................................................       20,469,720
                                                                                        ------------
Liabilities:
 Payables:
  Investment securities purchased .................................................           56,057
  To affiliates ...................................................................           20,960
 Accrued expenses .................................................................           42,231
                                                                                        ------------
   Total liabilities ..............................................................          119,248
                                                                                        ------------
Net assets, at value ..............................................................     $ 20,350,472
                                                                                        ============
Net assets consist of:
 Undistributed net investment income ..............................................     $      3,202
 Net unrealized appreciation ......................................................        2,914,467
 Accumulated net realized gain ....................................................          368,928
 Beneficial shares ................................................................       17,063,875
                                                                                        ------------
Net assets, at value ..............................................................     $ 20,350,472
                                                                                        ============
CLASS 1:
 Net asset value per share ($482,735 /divided by/ 44,934 shares outstanding) ......     $      10.74
                                                                                        ============
CLASS 2:
 Net asset value per share ($19,867,737 /divided by/ 1,852,384 shares outstanding)      $      10.73
                                                                                        ============

                       See Notes to Financial Statements.

FS-12
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 Dividends ...................................................    $17,563
 Interest ....................................................     60,320
                                                                  -------
  Total investment income ....................................                 $   77,883
                                                                               ----------
Expenses:
 Management fees (Note 3) ....................................     45,181
 Administrative fees (Note 3) ................................      7,322
 Distribution fees - Class 2 (Note 3) ........................     14,812
 Custodian fees ..............................................         98
 Reports to shareholders .....................................      4,685
 Registration and filing fees ................................        262
 Professional fees ...........................................      1,135
 Trustees' fees and expenses .................................      1,808
 Other .......................................................      5,413
                                                                  -------
  Total expenses .............................................                     80,716
  Expenses waived / paid by affiliate (Note 3) ...............                     (6,115)
                                                                               ----------
   Net expenses ..............................................                     74,601
                                                                               ----------
    Net investment income ....................................                      3,282
                                                                               ----------
Realized and unrealized gains:
  Net realized gain from investments .........................                    369,105
  Net unrealized appreciation on investments .................                  2,449,410
                                                                               ----------
Net realized and unrealized gain .............................                  2,818,515
                                                                               ----------
Net increase in net assets resulting from operations .........                 $2,821,797
                                                                               ==========

                       See Notes to Financial Statements.

                                                                          FS-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND


Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS



                                                                      SIX MONTHS ENDED
                                                                       JUNE 30, 1999            PERIOD ENDED
                                                                        (UNAUDITED)       DECEMBER 31, 1998/dagger/
                                                                     -----------------   --------------------------
Increase in net assets:
 Operations:
  Net investment income ..........................................      $     3,282              $   17,706
  Net realized gain from investments .............................          369,105                 182,914
  Net unrealized appreciation on investments .....................        2,449,410                 465,057
                                                                        -----------              ----------
    Net increase in net assets resulting from operations .........        2,821,797                 665,677
 Distributions to shareholders from:
  Net investment income:
   Class 1 .......................................................             (529)                     --
   Class 2 .......................................................          (17,257)                     --
  Net realized gains:
   Class 1 .......................................................           (4,876)                     --
   Class 2 .......................................................         (178,215)                     --
 Fund share transactions (Note 2):
   Class 1 .......................................................          195,207                 250,000
   Class 2 .......................................................       11,092,255               5,526,413
                                                                        -----------              ----------
    Net increase in net assets ...................................       13,908,382               6,442,090
Net assets:
 Beginning of period .............................................        6,442,090                      --
                                                                        -----------              ----------
 End of period ...................................................      $20,350,472              $6,442,090
                                                                        ===========              ==========
Undistributed net investment income included in net assets:
 End of period ...................................................      $     3,202              $   17,706
                                                                        ===========              ==========

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.


                       See Notes to Financial Statements.

FS-14
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Small Cap Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in equity securities of smaller capitalization growth companies. The following summarizes the Fund's significant accounting policies.


A. SECURITY VALUATION:


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


B. FOREIGN CURRENCY TRANSLATION:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


C. JOINT REPURCHASE AGREEMENT:


The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1999, all outstanding repurchase agreements had been entered into on that date.


D. INCOME TAXES:


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                          FS-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


F. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                     SIX MONTHS ENDED           PERIOD ENDED
                                                      JUNE 30, 1999          DECEMBER 31, 1998*
                                                --------------------------------------------------
                                                   SHARES       AMOUNT       SHARES      AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------
Shares sold ...................................    19,335    $   189,932     25,000   $  250,000
Shares issued on reinvestment of distributions        612          5,406         --           --
Shares redeemed ...............................       (13)          (131)        --           --
                                                ------------------------------------------------
Net increase ..................................    19,934    $   195,207     25,000   $  250,000
                                                ================================================


                                                      SIX MONTHS ENDED               PERIOD ENDED
                                                        JUNE 30, 1999            DECEMBER 31, 1998**
                                                --------------------------------------------------------
                                                    SHARES         AMOUNT        SHARES       AMOUNT
CLASS 2 SHARES:                                 --------------------------------------------------------
Shares sold ...................................   1,184,276    $ 11,156,349     681,475    $ 5,599,186
Shares issued on reinvestment of distributions       22,162         195,471          --             --
Shares redeemed ...............................     (27,113)       (259,565)     (8,416)       (72,773)
                                                ------------------------------------------------------
Net increase ..................................   1,179,325    $ 11,092,255     673,059    $ 5,526,413
                                                ======================================================

*Commencement of operations of Class 1 shares was May 1, 1998.
**Commencement of sales of Class 2 shares was July 30, 1998.


Templeton Funds Annuity Company, the Fund's administrative manager, is record owner of 25,564 Class 1 shares as of June 30, 1999.

FS-16
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.


The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:


     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.75%       First $200 million
     0.65%       Over $200 million, up to and including $1.3 billion
     0.55%       Over $1.3 billion

Advisers agreed in advance to reduce management fees to the extent necessary to limit total expenses to an annual rate of 1.00% and 1.25% of the average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 1999, as noted in the Statement of Operations.


The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.15%      First $200 million
     0.135%     Over $200 million, up to and including $700 million
     0.10%      Over $700 million, up to and including $1.2 billion
     0.075%     Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


4.  INCOME TAXES


At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $17,407,422 was as follows:


          Unrealized appreciation .............  $ 3,719,152
          Unrealized depreciation .............     (843,119)
                                                 -----------
          Net unrealized appreciation .........  $ 2,876,033
                                                 ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.


5.  INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $13,883,797 and $4,053,388, respectively.


                                                                          FS-17
PAGE


                                            MUTUAL SHARES INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: MUTUAL SHARES INVESTMENTS FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY OBJECTIVE. THE FUND INVESTS PRIMARILY IN DOMESTIC EQUITY SECURITIES THAT THE MANAGER BELIEVES ARE UNDERVALUED. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------
During the first six months of 1999, which were marked by low inflation, rising interest rates, and moderate economic growth, Mutual Shares Investments Fund's performance exceeded the fund's benchmarks, the Standard & Poor's/registered trademark/ 500 Composite Index and the Lipper Growth & Income Funds Objective Average. The strong performance of the fund was due largely to our disciplined value and special situations approach.

Citizens Utilities Co. and Telephone & Data Systems Inc. benefited from material corporate events in the first half of the year. We had identified these investments previously through detailed, fundamental analysis of companies with attractive assets whose stocks were trading at large discounts to our assessment of their true worth. Telephone and Data Systems' announcement that it would sell or spin off one of its largest assets helped narrow the huge discount at which the stock traded. Citizens Utilities announced it would buy local telephone assets and sell its public service businesses.

In the U.S., undervalued asset plays we favored included Bank One Corp., Lockheed Martin Corp., and Washington Post Co. Bank One Corp. owns First USA, an outstanding credit card and consumer banking business which is not fully reflected in its share price. Lockheed Martin Corp., the nation's largest defense company, generates substantial free cash flow, while Washington Post Co., a well-respected media company, owns attractive, and we believe underappreciated, cable assets.


[GRAPHIC OMITTED]

                                                                           MS-1
PAGE


TOP 10 HOLDINGS
Mutual Shares Investments Fund
6/30/99
COMPANY,
INDUSTRY,                      % OF TOTAL
COUNTRY                        NET ASSETS
-----------------------------------------
Promus Hotel Corp.
Leisure & Tourism,
United States                      3.2%

First Union Corp.
Banking, United States             2.6%

Invensys PLC
Machinery & Engineering,
United Kingdom                     2.3%

Lockheed Martin Corp.
Aerospace & Military
Technology, United States          2.2%

Rhone-Poulenc SA, A
Health & Personal Care,
France                             2.1%

Lehman Brothers
Holdings Inc.
Financial Services,
United States                      2.0%

Old Republic
International Corp.
Insurance, United States           2.0%

Hillenbrand Industries Inc.
Business & Public Services,
United States                      2.0%

Citizens Utilities Co., B
Utilities Electrical & Gas,
United States                      2.0%

Bear Stearns Co., Inc.
Financial Services,
United States                      1.9%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

In Europe, we purchased shares of Rhone-Poulenc SA because we felt they were undervalued. Rhone-Poulenc SA is restructuring in a manner that will create one of the world's largest and most attractively priced pharmaceutical companies.

Looking forward, we believe that both domestic and foreign markets should continue to present us with potentially profitable investment opportunities. We feel that we are experienced at recognizing opportunity where others may see only bad news, and shall attempt to profit from the stocks of companies undergoing corporate change, such as the purchase or sale of assets, spinoffs, and share buybacks. In our opinion, a favorable merger and acquisition environment could lead to bids for some of our holdings, as well as opportunities to profit by arbitraging the deals. We hope to increase profit by investing in bankruptcy and distressed companies, a strategy we have successfully employed in many cases. As always, we are mindful of the risks of each investment, focusing on the downside as well as the upside potential.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


MS-2
PAGE

It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests. The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

We appreciate your participation in Mutual Shares Investments Fund and will strive to provide the best risk-adjusted returns possible.

Sincerely,

/s/ Larry Sondike
-----------------
Larry Sondike
Portfolio Manager
Mutual Shares Investments Fund


/s/ David Marcus
----------------
David Marcus
Portfolio Manager
Mutual Shares Investments Fund



                                                                           MS-3
PAGE

MUTUAL SHARES
INVESTMENTS FUND
CLASS 1




   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The manager is contractually obligated to limit Class 1 expenses to 1.00% of total net assets through 1999.











   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. Securities of companies involved in mergers, liquidations and distress/bankruptcy investments, involve higher credit risks. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Mutual Shares Investments Fund - Class 1
Periods ended 6/30/99
                                                             SINCE
                                                          INCEPTION
                                 6-MONTH       1-YEAR      (5/1/98)
---------------------------------------------------------------------
Cumulative Total Return            15.12%       17.41%        11.89%
Average Annual Total Return        15.12%       17.41%        10.14%
Value of $10,000 Investment       $11,512      $11,741       $11,189

Past performance cannot predict or guarantee future results.

MS-4
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


Financial Highlights


                                                                                     CLASS 1
                                                                  ----------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 1999            PERIOD ENDED
                                                                     (UNAUDITED)       DECEMBER 31, 1998/dagger/
                                                                  ----------------------------------------------
PER SHARE OPERATING PERFORMANCE/dagger//dagger/
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................          $9.72                  $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income ........................................            .02                     .08
 Net realized and unrealized gains (losses) ...................           1.44                    (.36)
                                                                  ----------------------------------------------
Total from investment operations ..............................           1.46                    (.28)
                                                                  ----------------------------------------------
Less distributions from:
 Net investment income ........................................           (.02)                     --
                                                                  ----------------------------------------------
Total distributions ...........................................           (.02)                     --
                                                                  ----------------------------------------------
Net asset value, end of period ................................         $11.16                   $9.72
                                                                  ==============================================
Total return* .................................................         15.12%                 (2.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................         $2,456                  $1,274
Ratios to average net assets:
 Expenses .....................................................          1.00%**                 1.00%**
 Expenses, excluding waiver and payments by affiliate .........          2.47%**                 2.87%**
 Net investment income ........................................           .40%**                 1.47%**
Portfolio turnover rate .......................................         31.47%                  23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                                                                           MS-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


Financial Highlights (continued)


                                                                                           CLASS 2
                                                                  ----------------------------------------------------------
                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1999                  PERIOD ENDED
                                                                   (UNAUDITED)/dagger//dagger/     DECEMBER 31, 1998/dagger/
                                                                  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................           $ 9.73                          $9.58
                                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................................              .02                            .08
 Net realized and unrealized gains ............................             1.42                            .07
                                                                  ----------------------------------------------------------
Total from investment operations ..............................             1.44                            .15
                                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income ........................................             (.02)                            --
                                                                  ----------------------------------------------------------
Total distributions ...........................................             (.02)                            --
                                                                  ----------------------------------------------------------
Net asset value, end of period ................................           $11.15                          $9.73
                                                                  ==========================================================
Total return* .................................................           14.88%                          1.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................           $1,211                           $490
Ratios to average net assets:
 Expenses .....................................................            1.25%**                        1.25%**
 Expenses, excluding waiver and payments by affiliate .........            2.72%**                        3.12%**
 Net investment income ........................................             .31%**                        4.15%**
Portfolio turnover rate .......................................           31.47%                         23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD NOVEMBER 10, 1998 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                               See Notes to Financial Statements.

MS-6
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



                                                            COUNTRY        SHARES        VALUE
--------------------------------------------------------------------------------------------------
    COMMON STOCKS 85.4%
    AEROSPACE & MILITARY TECHNOLOGY 4.6%
*   Coltec Industries Inc. .........................     United States      2,150     $   46,628
    Lockheed Martin Corp. ..........................     United States      2,203         82,062
    Northrop Grumman Corp. .........................     United States        627         41,578
                                                                                      ----------
                                                                                         170,268
                                                                                      ----------
    APPLIANCES & HOUSEHOLD DURABLES 1.5%
    Premark International Inc. .....................     United States      1,500         56,250
                                                                                      ----------
    AUTOMOBILES 5.5%
    Delphi Automotive Systems Corp. ................     United States      3,653         67,809
    General Motors Corp. ...........................     United States        520         34,320
*   Lear Corp. .....................................     United States        796         39,601
    TRW Inc. .......................................     United States      1,106         60,692
                                                                                      ----------
                                                                                         202,422
                                                                                      ----------
    BANKING 6.1%
    Bank One Corp. .................................     United States        774         46,101
    Chase Manhattan Corp. ..........................     United States        425         36,816
    First American Corp. Tennessee .................     United States        400         16,625
    First Union Corp. ..............................     United States      2,000         94,000
    Peoples Heritage Financial Group Inc. ..........     United States        100          1,881
    U.S. Bancorp ...................................     United States        800         27,200
                                                                                      ----------
                                                                                         222,623
                                                                                      ----------
    BEVERAGES & TOBACCO 2.3%
    Gallaher Group PLC .............................    United Kingdom      5,400         33,196
    Nabisco Group Holdings Corp. ...................     United States        100          1,956
    Philip Morris Cos. Inc. ........................     United States        800         32,150
    UST Inc. .......................................     United States        550         16,088
                                                                                      ----------
                                                                                          83,390
                                                                                      ----------
    BROADCASTING & PUBLISHING 7.6%
    Central Newspapers Inc., A .....................     United States      1,600         60,200
*   MediaOne Group Inc. ............................     United States        600         44,625
    Meredith Corp. .................................     United States        500         17,313
    NV Holdingsmig de Telegraaf ....................      Netherlands       1,468         28,915
    Scripps Co., A .................................     United States      1,485         70,630
    Washington Post Co., B .........................     United States        103         55,388
                                                                                      ----------
                                                                                         277,071
                                                                                      ----------
    BUILDING MATERIALS & COMPONENTS 1.4%
*   American Standard Cos. Inc. ....................     United States        650         31,200
    Armstrong World Industries Inc. ................     United States        320         18,500
                                                                                      ----------
                                                                                          49,700
                                                                                      ----------
    BUSINESS & PUBLIC SERVICES 2.5%
    Hillenbrand Industries Inc. ....................     United States      1,700         73,525
    Suez Lyonnaise des Eaux SA .....................        France             90         16,233
                                                                                      ----------
                                                                                          89,758
                                                                                      ----------
    CHEMICALS 1.6%
    Crompton & Knowles Corp. .......................     United States      2,500         48,906
    Olin Corp. .....................................     United States        855         11,275
                                                                                      ----------
                                                                                          60,181
                                                                                      ----------
    ELECTRONIC COMPONENTS & INSTRUMENTS 1.3%
*   Quantum Corp. ..................................     United States      2,000         48,250
                                                                                      ----------


                                                                           MS-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                               COUNTRY        SHARES        VALUE
                                                          ----------------   --------   -------------
    COMMON STOCKS (CONT.)
    ENERGY EQUIPMENT & SERVICES 1.6%
*   Cooper Cameron Corp. ..............................     United States        690     $   25,573
*   Weatherford International Inc. ....................     United States        900         32,963
                                                                                         ----------
                                                                                             58,536
                                                                                         ----------
    ENERGY SOURCES 1.5%
    Shell Transport & Trading Co. PLC .................    United Kingdom      2,130         15,956
    Societe Elf Aquitaine SA, Br. .....................        France            275         40,355
                                                                                         ----------
                                                                                             56,311
                                                                                         ----------
    FINANCIAL SERVICES 11.6%
    Bear Stearns Co. Inc. .............................     United States      1,525         71,294
    CIT Group Inc., A .................................     United States      1,700         49,087
    Greenpoint Financial Corp. ........................     United States      1,228         40,294
    Heller Financial Inc. .............................     United States      1,200         33,375
    Household International Inc. ......................     United States        735         34,821
    Lehman Brothers Holdings Inc. .....................     United States      1,200         74,700
    Liberty Financial Cos. Inc. .......................     United States      2,347         68,356
    Newcourt Credit Group Inc. ........................        Canada            985         12,743
    United Asset Management Corp. .....................     United States      1,700         38,675
                                                                                         ----------
                                                                                            423,345
                                                                                         ----------
    FOOD & HOUSEHOLD PRODUCTS 1.9%
    U.S. Industries Inc. ..............................     United States      4,050         68,850
                                                                                         ----------
    FOREST PRODUCTS & PAPER 1.0%
    Rayonier Inc. .....................................     United States        750         37,359
                                                                                         ----------
    HEALTH & PERSONAL CARE 3.0%
*   Pacificare Health Systems Inc. ....................     United States        500         35,969
    Rhone-Poulenc SA, A ...............................        France          1,647         75,259
                                                                                         ----------
                                                                                            111,228
                                                                                         ----------
    INDUSTRIAL COMPONENTS 1.8%
*   Owens-Illinois Inc. ...............................     United States      2,000         65,375
                                                                                         ----------
    INSURANCE 2.0%
*   Old Republic International Corp. ..................     United States      4,300         74,444
                                                                                         ----------
    LEISURE & TOURISM 4.7%
*   Park Place Entertainment Corp. ....................     United States      1,600         15,500
*   Promus Hotel Corp. ................................     United States      3,740        115,940
    Starwood Hotels & Resorts Worldwide Inc. ..........     United States      1,375         42,023
                                                                                         ----------
                                                                                            173,463
                                                                                         ----------
    MACHINERY & ENGINEERING 2.3%
    Invensys PLC ......................................    United Kingdom     17,760         84,122
                                                                                         ----------
    MERCHANDISING 5.8%
*   Federated Department Stores Inc. ..................     United States        954         50,502
    J.C. Penney Co. Inc. ..............................     United States        858         41,667
*   Payless Shoesource Inc. ...........................     United States        680         36,380
    Rite Aid Corp. ....................................     United States      1,876         46,197
*   Toys R Us Inc. ....................................     United States      1,880         38,892
                                                                                         ----------
                                                                                            213,638
                                                                                         ----------



MS-8
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                        COUNTRY        SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MULTI-INDUSTRY 7.2%
*   Alleghany Corp. .............................................    United States        319     $   59,015
    Compagnie Financiere Richemont AG, Br., A ...................     Switzerland          22         42,313
    Compagnie Generale D'Industrie et de Participation ..........        France           990         47,881
    Corporacion Financiera Alba SA ..............................        Spain            240         38,857
    Investor AB, A ..............................................        Sweden         1,100         12,097
    Investor AB, B ..............................................        Sweden         2,580         28,829
    Ogden Corp. .................................................    United States      1,300         35,019
                                                                                                  ----------
                                                                                                     264,011
                                                                                                  ----------
    TELECOMMUNICATIONS 1.4%
    Telephone & Data Systems Inc. ...............................    United States        675         49,317
                                                                                                  ----------
    TEXTILES & APPAREL 1.4%
    Liz Claiborne Inc. ..........................................    United States      1,400         51,100
                                                                                                  ----------
    TRANSPORTATION .6%
    Florida East Coast Industries Inc. ..........................    United States        500         22,125
                                                                                                  ----------
    UTILITIES ELECTRICAL & GAS 3.2%
*   Citizens Utilities Co., B ...................................    United States      6,443         71,678
    Veba AG .....................................................       Germany           800         47,190
                                                                                                  ----------
                                                                                                     118,868
                                                                                                  ----------
    TOTAL COMMON STOCKS (COST $2,749,090) .......................                                  3,132,005
                                                                                                  ----------
    PREFERRED STOCKS .8%
    Tele Centro Sul Participacoes SA, ADR, pfd. .................        Brazil           261         14,486
    Tele Norte Leste Participacoes SA, ADR, pfd. ................        Brazil           865         16,057
                                                                                                  ----------
    TOTAL PREFERRED STOCKS (COST $27,010) .......................                                     30,543
                                                                                                  ----------
    TOTAL INVESTMENTS (COST $2,776,100) 86.2% ...................                                  3,162,548
    OTHER ASSETS, LESS LIABILITIES 13.8% ........................                                    504,512
                                                                                                  ----------
    TOTAL NET ASSETS 100.0% .....................................                                 $3,667,060
                                                                                                  ==========

*NON INCOME PRODUCING.


                                     See Notes to Financial Statements.

                                                                           MS-9
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $2,776,100) .........................    $3,162,548
 Cash ..........................................................................       581,040
 Receivables:
  Investment securities sold ...................................................        56,875
  Fund shares sold .............................................................         2,037
  Dividends and interest .......................................................         4,525
  From affiliates ..............................................................        15,840
                                                                                    ----------
   Total assets ................................................................     3,822,865
                                                                                    ----------
Liabilities:
 Payables:
  Investment securities purchased ..............................................       137,417
  To affiliates ................................................................           433
 Accrued expenses ..............................................................        17,955
                                                                                    ----------
   Total liabilities ...........................................................       155,805
                                                                                    ----------
Net assets, at value ...........................................................    $3,667,060
                                                                                    ==========
Net assets consist of:
 Undistributed net investment income ...........................................    $    8,318
 Net unrealized appreciation ...................................................       386,448
 Accumulated net realized gain .................................................        13,149
 Beneficial shares .............................................................     3,259,145
                                                                                    ----------
Net assets, at value ...........................................................    $3,667,060
                                                                                    ==========
CLASS 1:
 Net asset value per share ($2,456,111 /divided by/ 220,178 shares outstanding)     $    11.16
                                                                                    ==========
CLASS 2:
 Net asset value per share ($1,210,949 /divided by/ 108,637 shares outstanding)     $    11.15
                                                                                    ==========

                               See Notes to Financial Statements.

MS-10
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $1,134)
 Dividends ...............................................................    $ 17,296
 Interest ................................................................         283
                                                                              --------
   Total investment income ...............................................                 $  17,579
                                                                                           ---------
Expenses: ................................................................
 Management fees (Note 3) ................................................       7,319
 Administrative fees (Note 3) ............................................       1,181
 Distribution fees - Class 2 (Note 3) ....................................         890
 Custodian fees ..........................................................         100
 Reports to shareholders .................................................      10,100
 Professional fees .......................................................      11,422
                                                                              --------
   Total expenses ........................................................                    31,012
   Expenses waived / paid by affiliate (Note 3) ..........................                   (17,938)
                                                                                           ---------
    Net expenses .........................................................                    13,074
                                                                                           ---------
     Net investment income ...............................................                     4,505
                                                                                           ---------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................      36,585
  Foreign currency transactions ..........................................      (3,290)
                                                                              --------
   Net realized gain .....................................................                    33,295
 Net unrealized appreciation on: .........................................
  Investments ............................................................     339,010
  Translation of assets and liabilities denominated in foreign currencies        3,439
                                                                              --------
   Net unrealized appreciation ...........................................                   342,449
                                                                                           ---------
Net realized and unrealized gain .........................................                   375,744
                                                                                           ---------
Net increase in net assets resulting from operations .....................                 $ 380,249
                                                                                           =========

                       See Notes to Financial Statements.

                                                                          MS-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND


Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      SIX MONTHS ENDED
                                                                                       JUNE 30, 1999            PERIOD ENDED
                                                                                        (UNAUDITED)       DECEMBER 31, 1998/dagger/
                                                                                     ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................    $    4,505               $    9,047
  Net realized gain (loss) from investments and foreign currency transactions ......        33,295                  (20,146)
  Net unrealized appreciation on investments and translation of assets
    and liabilities denominated in foreign currencies ..............................       342,449                   43,999
                                                                                     --------------------------------------
    Net increase in net assets resulting from operations ...........................       380,249                   32,900

 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................................................................        (3,781)                      --
   Class 2 .........................................................................        (1,453)                      --
 Fund share transactions (Note 2):
   Class 1 .........................................................................       920,994                1,247,562
   Class 2 .........................................................................       607,335                  483,254
                                                                                     --------------------------------------
    Net increase in net assets .....................................................     1,903,344                1,763,716
Net assets:
 Beginning of period ...............................................................     1,763,716                       --
                                                                                     --------------------------------------
 End of period .....................................................................    $3,667,060               $1,763,716
                                                                                     ======================================
Undistributed net investment income included in net assets:
 End of period .....................................................................    $    8,318               $    9,047
                                                                                     ======================================

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.


                       See Notes to Financial Statements.

MS-12
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation by investing primarily in domestic equity securities and domestic debt obligations. The following summarizes the Fund's significant accounting policies.


A. SECURITY VALUATION:


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


B. FOREIGN CURRENCY TRANSLATION:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


C. INCOME TAXES:


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                          MS-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


E. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.


At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                    SIX MONTHS ENDED            PERIOD ENDED
                                                      JUNE 30, 1999          DECEMBER 31, 1998*
                                                ---------------------------------------------------
                                                   SHARES       AMOUNT       SHARES       AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------
Shares sold ...................................    98,015    $1,010,778     131,739    $1,254,575
Shares issued on reinvestment of distributions        398         3,781          --            --
Shares redeemed ...............................    (9,237)      (93,565)       (737)       (7,013)
                                                -------------------------------------------------
Net increase ..................................    89,176    $  920,994     131,002    $1,247,562
                                                =================================================


                                                     SIX MONTHS ENDED            PERIOD ENDED
                                                      JUNE 30, 1999           DECEMBER 31, 1998**
                                                ----------------------------------------------------
                                                   SHARES        AMOUNT       SHARES       AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------
Shares sold ...................................     89,491    $  922,943      51,816    $  496,983
Shares issued on reinvestment of distributions         153         1,453          --            --
Shares redeemed ...............................    (31,389)     (317,061)     (1,434)      (13,729)
                                                --------------------------------------------------
Net increase ..................................     58,255    $  607,335      50,382    $  483,254
                                                ==================================================

*Commencement of operations of Class 1 shares was May 1, 1998.
**Commencement of sales of Class 2 shares was November 10, 1998.


Templeton Funds Annuity Company, the Fund's administrative manager, is record owner of 25,066 Class 1 shares as of June 30, 1999.

MS-14
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.


The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce management fees to the extent necessary to limit total expenses to an annual rate of 1.00% and 1.25% of the average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 1999, as noted in the Statement of Operations. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.15%      First $200 million
     0.135%     Over $200 million, up to and including $700 million
     0.10%      Over $700 million, up to and including $1.2 billion
     0.075%     Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


4. INCOME TAXES


The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


          Unrealized appreciation .............  $ 424,652
          Unrealized depreciation .............    (38,204)
                                                ---------
          Net unrealized appreciation .........  $ 386,448
                                                 =========

At December 31, 1998, the Fund had tax basis capital losses of $21,595 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.


5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $2,013,860 and $644,237, respectively.

                                                                          MS-15
PAGE

                                                 TEMPLETON ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON ASSET ALLOCATION FUND
SEEKS A HIGH LEVEL OF TOTAL RETURN. THE FUND INVESTS IN EQUITY SECURITIES OF COMPANIES IN ANY NATION, DEBT SECURITIES OF COMPANIES AND GOVERNMENTS OF ANY NATION, AND MONEY MARKET INSTRUMENTS. THE FUND'S ASSETS ARE ALLOCATED AMONG DIFFERENT INVESTMENTS AMONG THESE THREE MARKET SEGMENTS DEPENDING UPON
WORLDWIDE MARKET AND ECONOMIC CONDITIONS.
--------------------------------------------------------------------------------
This semiannual report of Templeton Asset Allocation Fund covers the six months ended June 30, 1999. During this period, Asian equity markets made significant gains, and Latin American markets rallied in response to changes in Brazil's economic policy and stronger Mexican currency values. Although the U.S. equity market performed well, the euro performed poorly and European equities delivered relatively weak returns. As the reporting period progressed, many investors, seeming to believe that commodity prices would rise, displayed a renewed interest in stocks of economically sensitive, cyclical industries. The rally in Asian and Latin American markets and the appreciation of cyclical stocks, some of which we purchased several months ago, helped the fund exceed the performance of its benchmarks, the Morgan Stanley Capital International/registered trademark/ (MSCI) World Index and the J.P. Morgan Global Government Bond Index.(1)

(1) Source: Standard & Poor's/registered trademark/ Micropal. The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer and is an aggregate of government securities issued in 13 countries. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries. Indices are unmanaged and include reinvested interest or dividends. One cannot invest directly in an index.

[GRAPHIC OMITTED]

                                                                           TA-1
PAGE

GEOGRAPHIC DISTRIBUTION
Templeton Asset Allocation Fund
Based on Total Net Assets
6/30/99
Europe                         36.1%

North America                  16.5%

Asia                           14.2%

Latin America                   8.6%

Australia/New Zealand           3.3%

Mid-East/Africa                 1.4%

Fixed-Income Securities        11.3%

Short-Term Investments
& Other Net Assets              8.6%

On June 30, 1999, the fund was composed of 80.1% equities, 11.3% fixed income, and 8.6% short-term investments and other net assets. Asia, representing 14.2% of total net assets, produced several of the fund's top performers during the reporting period, including Hong Kong Telecommunications Ltd. and Korea Electric Power Corp. While we remained cautious about corporate and economic restructuring in Asia, we found value in the region, establishing or adding to positions in companies such as Korea Telecom Corp., and Kurita Water Industries Ltd. of Japan, which we feel have strong fundamentals and promising financial prospects.

During the reporting period, a number of the fund's Latin American holdings, such as telecommunications company Telefonos de Mexico SA (Telmex), ADR, posted strong gains. We continued to find value in the area, and accumulated shares of firms such as Telesp Participacoes SA, a Brazilian telecommunications provider, and Cia Vale do Rio Doce, a Brazilian mining company. With European markets retreating from their 1998 elevated levels, we discovered some opportunities there and added to our positions in the banking and retail sectors. At the end of the reporting period, Europe represented 36.1% of the fund's total net assets, with the majority invested in the United Kingdom.

In the U.S., the Standard & Poor's/registered trademark/ 500 Composite Index increased 12.38% despite investor concern over possible interest rate hikes.(2) Although some of the fund's U.S. holdings, such as Motorola Inc., performed especially well, our overall allocation there declined modestly. On June 30, North America represented 16.5% of the fund's total net assets, a weighting we feel comfortable with given current economic conditions.

(2) Source: Standard & Poor's/registered trademark/ Micropal. The index includes reinvested dividends. One cannot invest directly in an index, nor is the index representative of a fund's portfolio.

TA-2
PAGE

With regard to fixed income markets, the J.P. Morgan Global Government Bond Index posted a -1.05% return in local currency terms, outperforming the -2.77% return of the J.P. Morgan U.S. Government Bond Index during the period under review.(3) This outperformance was mainly attributable to declining interest rates in Europe and Japan. However, weakness in the euro and the Japanese yen contributed to lower returns in U.S. dollar terms, and the J.P. Morgan Global Government Bond Index declined 7.19% in U.S. dollar terms during the six months ended June 30, 1999.(4)

In January, many emerging-debt markets suffered temporary losses arising from Brazil's currency devaluation, but recovered quickly, and the J.P. Morgan Emerging Market Bond Index Plus increased 10.57% during the reporting period.(5) Russia, Bulgaria and Venezuela were among the top performing bond markets and Ecuador was the worst performer, as bond prices there fell due to uncertainty about approval of financial aid from the International Monetary Fund.



(3) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.

(4) Source: J.P. Morgan.

(5) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.


TOP 10 EQUITY HOLDINGS
Templeton Asset Allocation Fund
6/30/99

COMPANY,
INDUSTRY,                        % OF TOTAL
COUNTRY                          NET ASSETS
-------------------------------------------
Alcatel SA
Electrical & Electronics,
France                               2.7%

Merita AS
Banking, Finland                     2.1%

British Airways PLC
Transportation,
United Kingdom                       1.9%

ING Groep NV
Financial Services,
Netherlands                          1.8%

AXA SA
Financial Services, France           1.8%

Nomura Securities Co. Ltd  .
Financial Services, Japan            1.7%

Zurich Allied AG
Insurance, Switzerland               1.7%

Telefonos de Mexico SA
(Telmex), ADR
Telecommunications,
Mexico                               1.7%

Shell Transport & Trading
Co. PLC
Energy Sources,
United Kingdom                       1.7%

Autoliv, Inc.
Automobiles, Sweden                  1.7%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

                                                                           TA-3
PAGE

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is also important to remember that investments in foreign securities involve special risks, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the fund invests. Emerging markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Asset Allocation Fund and welcome your comments or suggestions.

Sincerely,

/s/ Gary R. Clemons
-------------------
Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund

/s/ Thomas J. Dickson
---------------------
Thomas J. Dickson
Portfolio Manager
Templeton Asset Allocation Fund

TA-4

PAGE

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Allocation Fund - Class 1
Periods ended 6/30/99

                                                                                    SINCE
                                                                                  INCEPTION
                        6-MONTH         1-YEAR         5-YEAR        10-YEAR      (8/31/88)
--------------------------------------------------------------------------------------------
Cumulative
Total Return             10.98%          8.18%        102.19%        235.40%         259.57%

Average Annual
Total Return             10.98%          8.18%         15.12%         12.87%          12.52%

Value of $10,000
Investment              $11,098        $10,818        $20,219       $33,540          $35,957

                        6/30/95        6/30/96        6/30/97        6/30/98         6/30/99
--------------------------------------------------------------------------------------------
One-Year
Total Return             13.90%         18.46%         26.67%          9.35%           8.18%

          Past performance cannot predict or guarantee future results.

TEMPLETON ASSET
ALLOCATION FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these charges, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

                                                                           TA-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Highlights


                                                                   CLASS 1
                                                      ---------------------------------
                                                                            YEAR ENDED
                                                        SIX MONTHS ENDED   DECEMBER 31,
                                                          JUNE 30, 1999    ------------
                                                       (UNAUDITED)/dagger/     1998
                                                      ---------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                        $ 22.46          $  22.35
                                                      -------------------------------
Income from investment operations:
 Net investment income ..............................           .29               .69
 Net realized and unrealized gains (losses) .........          1.67               .75
                                                      -------------------------------
Total from investment operations ....................          1.96              1.44
                                                      -------------------------------
Less distributions from:
 Net investment income ..............................          (.50)             (.66)
 Net realized gains .................................         (2.81)             (.67)
                                                      -------------------------------
Total distributions .................................         (3.31)            (1.33)
                                                      -------------------------------
Net asset value, end of period ......................       $ 21.11          $  22.46
                                                      ===============================
Total return* .......................................        10.98%             6.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $660,892          $692,163
Ratios to average net assets:
 Expenses ...........................................          .74%**            .78%
 Net investment income ..............................         2.77%**           2.88%
Portfolio turnover rate .............................        27.19%            43.18%

                                                                            CLASS 1
                                                      ---------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                          1997         1996         1995         1994
                                                      ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                    $  21.08     $  18.72     $  15.69     $  16.55
                                                      -------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .67          .63          .57          .44
 Net realized and unrealized gains (losses) .........       2.44         2.76         2.87         (.92)
                                                      -------------------------------------------------
Total from investment operations ....................       3.11         3.39         3.44         (.48)
                                                      -------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.63)        (.58)        (.41)        (.31)
 Net realized gains .................................      (1.21)        (.45)          --         (.07)
                                                      -------------------------------------------------
Total distributions .................................      (1.84)       (1.03)        (.41)        (.38)
                                                      -------------------------------------------------
Net asset value, end of period ......................   $  22.35     $  21.08     $  18.72     $  15.69
                                                      =================================================
Total return* .......................................     15.52%       18.93%       22.48%      (2.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $735,568     $556,027     $406,123     $288,172
Ratios to average net assets:
 Expenses ...........................................       .74%         .64%         .66%         .75%
 Net investment income ..............................      3.32%        3.56%        3.73%        4.02%
Portfolio turnover rate .............................     45.27%       57.50%       43.02%       51.36%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TA-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Highlights (continued)

                                                                           CLASS 2
                                                  ----------------------------------------------------------
                                                        SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 1999          ---------------------------
                                                   (UNAUDITED)/dagger//dagger/       1998       1997/dagger/
                                                  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........             $ 22.38                $ 22.32       $ 20.40
                                                  ------------------------------------------------------
Income from investment operations:
 Net investment income ........................                 .26                    .63           .16
 Net realized and unrealized gains ............                1.68                    .74          1.76
                                                  ------------------------------------------------------
Total from investment operations ..............                1.94                   1.37          1.92
                                                  ------------------------------------------------------
Less distributions from:
 Net investment income ........................                (.46)                  (.64)           --
 Net realized gains ...........................               (2.81)                  (.67)           --
                                                  ------------------------------------------------------
Total distributions ...........................               (3.27)                 (1.31)           --
                                                  ------------------------------------------------------
Net asset value, end of period ................             $ 21.05                $ 22.38       $ 22.32
                                                  ======================================================
Total return * ................................              10.85%                  6.10%         9.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............             $15,490                $15,763        $9,665
Ratios to average net assets:
 Expenses .....................................                .99%**                1.03%         1.03%**
 Net investment income ........................               2.50%**                2.61%         1.97%**
Portfolio turnover rate .......................              27.19%                 43.18%        45.27%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

                                                                           TA-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                         COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS 75.5%
    AEROSPACE & MILITARY TECHNOLOGY .5%
    Rolls-Royce PLC .............................    United Kingdom       770,000      $  3,261,838
                                                                                       ------------
    APPLIANCES & HOUSEHOLD DURABLES 1.5%
    Sony Corp. ..................................         Japan            92,400         9,962,161
                                                                                       ------------
    AUTOMOBILES 5.0%
    Autoliv Inc. ................................        Sweden           246,900         7,468,725
    Autoliv Inc., SDR ...........................        Sweden           129,000         3,929,781
    Fiat SpA ....................................         Italy         2,361,700         7,506,197
    Ford Motor Co ...............................     United States        84,000         4,740,750
    General Motors Corp. ........................     United States        40,000         2,640,000
    Volvo AB, B .................................        Sweden           260,000         7,538,226
                                                                                       ------------
                                                                                         33,823,679
                                                                                       ------------
    BANKING 5.1%
    Canadian Imperial Bank of Commerce ..........        Canada           140,000         3,357,704
    Den Norske Bank .............................        Norway         2,178,900         7,196,113
    Deutsche Bank AG, Br. .......................        Germany          121,400         7,398,928
    Foreningssparbanken AB, A ...................        Sweden           170,700         2,409,315
    Merita AS ...................................        Finland        2,453,000        13,938,362
                                                                                       ------------
                                                                                         34,300,422
                                                                                       ------------
    BROADCASTING & PUBLISHING .2%
    South China Morning Post Ltd. ...............       Hong Kong       2,821,000         1,581,594
                                                                                       ------------
    BUILDING MATERIALS & COMPONENTS .4%
    Pioneer International Ltd. ..................       Australia         969,005         2,469,334
                                                                                       ------------
    BUSINESS & PUBLIC SERVICES 1.7%
    Kurita Water Industries Ltd. ................         Japan           432,000         7,744,878
    Laidlaw Inc. ................................        Canada           549,130         4,049,834
                                                                                       ------------
                                                                                         11,794,712
                                                                                       ------------
    CHEMICALS 1.8%
    Akzo Nobel NV ...............................      Netherlands         98,800         4,156,997
    DSM NV, Br. .................................      Netherlands         25,000         2,681,242
    Hoechst AG ..................................        Germany          118,200         5,326,740
                                                                                       ------------
                                                                                         12,164,979
                                                                                       ------------
    DATA PROCESSING & REPRODUCTION 1.0%
   *3Com Corp. ..................................     United States       240,800         6,426,350
                                                                                       ------------
    ELECTRICAL & ELECTRONICS 4.8%
    Alcatel SA ..................................        France            92,119        12,967,148
    Alcatel SA, ADR .............................        France           185,738         5,270,316
    Koninklijke Philips Electronics NV ..........      Netherlands         56,856         5,608,205
    Motorola Inc. ...............................     United States        94,000         8,906,500
                                                                                       ------------
                                                                                         32,752,169
                                                                                       ------------
    ELECTRONIC COMPONENTS & INSTRUMENTS 2.8%
    Hewlett-Packard Co. .........................     United States       106,000        10,653,000
    Intel Corp. .................................     United States       144,000         8,568,000
                                                                                       ------------
                                                                                         19,221,000
                                                                                       ------------
    ENERGY SOURCES 4.7%
   *Consol Energy ...............................     United States       584,000         7,008,000
   *Ranger Oil Ltd. .............................        Canada         1,153,490         5,695,357
   *Renaissance Energy Ltd. .....................        Canada           549,350         7,432,272
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,525,600        11,428,413
                                                                                       ------------
                                                                                         31,564,042
                                                                                       ------------

TA-8
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                               COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCIAL SERVICES 5.3%
    AXA SA ............................................        France            97,600      $ 11,906,858
    ING Groep NV ......................................      Netherlands        222,100        12,024,595
    Nomura Securities Co. Ltd. ........................         Japan         1,000,600        11,713,898
                                                                                             ------------
                                                                                               35,645,351
                                                                                             ------------
    FOREST PRODUCTS & PAPER 1.5%
    Assidoman AB ......................................        Sweden            90,000         1,761,468
    International Paper Co. ...........................     United States        50,000         2,525,000
    Stora Enso OYJ, R .................................        Finland          225,000         2,413,117
    Stora Enso OYJ, R, fgn. ...........................        Finland          326,569         3,533,798
                                                                                             ------------
                                                                                               10,233,383
                                                                                             ------------
    HEALTH & PERSONAL CARE 5.1%
    Medeva PLC ........................................    United Kingdom     4,572,675         7,495,952
    Ono Pharmaceutical Co Ltd. ........................         Japan           247,000         8,427,875
    Rhone-Poulenc SA, A ...............................        France           201,800         9,221,159
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           197,200         9,662,800
                                                                                             ------------
                                                                                               34,807,786
                                                                                             ------------
    INDUSTRIAL COMPONENTS .2%
    Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500         1,645,313
                                                                                             ------------
    INSURANCE 4.4%
    Aetna Inc. ........................................     United States        16,700         1,493,606
    Allstate Corp. ....................................     United States        80,000         2,870,000
    Reinsurance Australia Corp. Ltd. ..................       Australia         829,055           691,428
    Torchmark Corp ....................................     United States        90,000         3,071,250
    XL Capital Ltd., A ................................        Bermuda          179,400        10,136,100
    Zurich Allied AG ..................................      Switzerland         20,400        11,600,154
                                                                                             ------------
                                                                                               29,862,538
                                                                                             ------------
    MERCHANDISING 2.5%
    Dairy Farm International Holdings Ltd. ............       Hong Kong       1,000,000         1,200,000
    Marks & Spencer PLC ...............................    United Kingdom     1,232,600         7,110,930
    Sears Roebuck & Co. ...............................     United States        42,000         1,871,625
    Storehouse ........................................    United Kingdom     3,079,116         6,624,938
                                                                                             ------------
                                                                                               16,807,493
                                                                                             ------------
    METALS & MINING 1.5%
    British Steel PLC, ADR ............................    United Kingdom       394,300        10,276,444
                                                                                             ------------
    MISC MATERIALS & COMMODITIES .7%
    Agrium Inc. .......................................        Canada           517,000         4,556,063
                                                                                             ------------
    MULTI-INDUSTRY 3.1%
    Alfa SA de CV, A ..................................        Mexico         1,150,000         4,807,528
    Cheung Kong Holdings Ltd. .........................       Hong Kong         600,000         5,335,842
    Swire Pacific Ltd., A .............................       Hong Kong       2,200,000        10,888,212
                                                                                             ------------
                                                                                               21,031,582
                                                                                             ------------
    REAL ESTATE .1%
    New World Development Co. Ltd. ....................       Hong Kong         303,543           909,590
                                                                                             ------------
    TELECOMMUNICATIONS 10.4%
    AT&T Corp. ........................................     United States       181,500        10,129,969
   *Cable & Wireless Optus Ltd., 144A .................       Australia       2,768,640         6,304,025
    Hong Kong Telecommunications Ltd. .................       Hong Kong       2,588,400         6,722,164
   *Korea Telecom Corp., ADR ..........................      South Korea         97,400         3,896,000
    Nippon Telegraph & Telephone Corp. ................         Japan               860        10,018,176
    PT Indosat, ADR ...................................       Indonesia         159,400         3,108,300
   *Telecom Italia SpA, di Risp .......................         Italy         1,200,000         6,527,792
    Telefonica de Argentina SA, ADR ...................       Argentina         315,000         9,883,125

                                                                            TA-9

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                            COUNTRY         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    TELECOMMUNICATIONS (CONT.)
    Telefonica del Peru SA, ADR ......................................       Peru            131,800         $  1,993,475
    Telefonos de Mexico SA (Telmex), ADR .............................      Mexico           142,800           11,540,025
    Telesp Celular Participacoes SA ..................................      Brazil        22,228,000              120,494
    Telesp Participacoes SA ..........................................      Brazil        22,228,000              289,059
                                                                                                             ------------
                                                                                                               70,532,604
                                                                                                             ------------
    TEXTILES & APPAREL .2%
   *Fruit of the Loom Inc., A ........................................   United States       160,000            1,560,000
                                                                                                             ------------
    TRANSPORTATION 4.7%
    Air New Zealand Ltd., B ..........................................    New Zealand        274,000              566,251
    British Airways PLC ..............................................  United Kingdom     1,808,900           12,502,800
   *Fritz Cos. Inc. ..................................................   United States       350,000            3,762,500
    Mayne Nickless Ltd., A ...........................................     Australia       1,730,400            5,921,477
    Peninsular & Oriental Steam Navigation Co. .......................  United Kingdom       580,000            8,726,238
                                                                                                             ------------
                                                                                                               31,479,266
                                                                                                             ------------
    UTILITIES ELECTRICAL & GAS 6.3%
    Centrica PLC .....................................................  United Kingdom     2,880,000            6,775,322
    Endesa SA ........................................................       Spain           122,000            2,601,794
    Endesa SA, ADR ...................................................       Spain            88,000            1,870,000
    Gener SA, ADR ....................................................       Chile           287,050            5,095,138
    Hong Kong Electric Holdings Ltd. .................................     Hong Kong       2,001,500            6,449,087
    Iberdrola SA, Br. ................................................       Spain            85,000            1,294,679
    Korea Electric Power Corp. .......................................    South Korea        196,000            8,144,795
    Veba AG ..........................................................      Germany          173,800           10,251,995
                                                                                                             ------------
                                                                                                               42,482,810
                                                                                                             ------------
    TOTAL COMMON STOCKS (COST $424,657,697)...........................                                        511,152,503
                                                                                                             ------------
    PREFERRED STOCKS 4.6%
    Banco Bradesco SA, pfd. ..........................................      Brazil       767,000,000            3,938,944
    Cia Vale do Rio Doce, A, ADR, pfd. ...............................      Brazil           371,400            7,375,019
    Embratel Participacoes SA, ADR, pfd. .............................      Brazil           121,000            1,678,875
    Moebel Walther AG, pfd. ..........................................      Germany          119,092            1,848,339
    News Corp. Ltd., pfd. ............................................     Australia         850,000            6,475,708
    Petroleo Brasileiro SA, pfd. .....................................      Brazil        36,000,000            5,649,073
    Telesp Celular Participacoes SA, pfd. ............................      Brazil        40,981,336              434,952
    Telesp Participacoes SA, ADR, pfd. ...............................      Brazil           110,000            2,516,250
    Telesp Participacoes SA, pfd. ....................................      Brazil        40,981,336              970,457
                                                                                                             ------------
    TOTAL PREFERRED STOCKS (COST $35,843,184).........................                                         30,887,617
                                                                                                             ------------
                                                                                         PRINCIPAL
                                                                                          AMOUNT**
                                                                                        ------------
    BONDS 11.3%
    Australian Government, 10.00%, 10/15/07 ..........................     Australia       4,184,000  AUD       3,435,239
    Essar Steel Ltd., Reg S, FRN, 7.635%, 7/20/99 ....................       India           445,000              300,375
    Federal Republic of Germany, Series 118, 5.25%, 2/21/01 ..........      Germany          710,696  EUR         756,986
    Government of Canada:
     7.00%, 12/01/06 .................................................      Canada         1,140,000  CAD         849,528
     6.00%, 6/01/08 ..................................................      Canada         2,812,000  CAD       1,990,881
    Government of France, 6.50%, 10/25/06 ............................      France         6,309,000  EUR       7,410,489
    Government of Italy, 7.75%, 11/01/06 .............................       Italy         5,685,153  EUR       7,037,113
    Government of Netherlands, 5.75%, 2/15/07 ........................    Netherlands      3,484,000  EUR       3,895,383
    Government of New Zealand, 7.00%, 7/15/09 ........................    New Zealand      3,614,000  NZD       1,983,362
    Government of Spain, 7.35%, 3/31/07 ..............................       Spain         3,201,000  EUR       3,891,078
    Hypothekenbank In Essen AG, Series 502, 5.25%, 1/22/08 ...........      Germany        4,834,265  EUR       5,145,847
    Kingdom of Belgium, 6.25%, 3/28/07 ...............................      Belgium        3,968,208  EUR       4,539,070
    Kingdom of Denmark, 7.00%, 11/15/07 ..............................      Denmark       17,701,000  DKK       2,838,633
    Kingdom of Sweden, 6.00%, 2/09/05 ................................      Sweden        22,400,000  SEK       2,802,898

TA-10
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                              PRINCIPAL
                                                                               COUNTRY         AMOUNT**               VALUE
------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
Republic of Argentina, 10.95%, 11/01/99 ..................................     Argentina    $  1,025,000          $  1,035,250
Republic of Panama, 8.875%, 9/30/27 ......................................      Panama           960,000               796,800
Republic of Peru, FRN, 4.50%, 3/07/17 ....................................       Peru          1,560,000               962,333
Republic of Turkey, 12.375%, 6/15/09 .....................................      Turkey         1,130,000             1,121,525
Republic of Venezuela, 144A, 9.125%, 6/18/07 .............................     Venezuela       1,540,000             1,170,400
Treuhandanstalt, 7.50%, 9/09/04 ..........................................      Germany          511,292   EUR         610,682
U.S. Treasury Notes:                                                         United States     5,890,000             5,803,494
 4.50%, 1/31/01 ..........................................................   United States     5,000,000             4,426,565
 5.25%, 11/15/28 .........................................................   United Kingdom    3,685,000   GBP       6,549,033
United Kingdom, 7.50%, 12/07/06 ..........................................       Mexico        2,895,000             3,017,314
United Mexican States:                                                           Mexico        5,050,000             3,743,313
 9.75%, 2/06/01 ..........................................................                                        ------------
 6.25%, 12/31/19 .........................................................                                          76,113,591
TOTAL BONDS (COST $98,095,590)............................................                                        ------------
SHORT TERM INVESTMENTS 7.3%                                                 United States     19,226,000            19,226,000
Chase Securities Inc., 5.00%, 7/01/99, Time Deposit ......................  United States     10,000,000             9,975,950
Fannie Mae, 4.85%, 7/19/99 ...............................................  United States     10,000,000            10,000,000
Sallie Mae, 4.85%, 7/19/99 ...............................................  United States     10,195,000            10,114,323
U.S. Treasury Bills, 4.48% to 4.72% with maturities to 10/21/99 ..........                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $30,085,569) ..........................                                          49,316,273
TOTAL INVESTMENTS (COST $588,682,040) 98.7%...............................                                        ------------
NET EQUITY IN FORWARD CONTRACTS ..........................................                                         667,469,984
OTHER ASSETS, LESS LIABILITIES 1.3% ......................................                                              21,151
TOTAL NET ASSETS 100.0% ..................................................                                           8,890,544
                                                                                                                  ------------
                                                                                                                  $676,381,679
                                                                                                                  ============

CURRENCY ABBREVIATIONS:

AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krone
EUR-European Unit
GBP-British Pound
NZD-New Zealand Dollar
SEK-Swedish Krone

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.

                       See Notes to Financial Statements.

                                                                          TA-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $588,682,040) ............................    $667,469,984
 Cash ...............................................................................       1,703,578
 Receivables:
  Investment securities sold ........................................................       3,339,306
  Fund shares sold ..................................................................         137,846
  Dividends and interest ............................................................       4,788,533
 Unrealized gain on forward exchange contracts (Note 6) .............................          21,151
                                                                                         ------------
   Total assets .....................................................................     677,460,398
                                                                                         ------------
Liabilities:
 Payables:
  Fund shares redeemed ..............................................................         401,778
  To affiliates .....................................................................         390,348
 Deferred tax liability (Note 1f) ...................................................          36,995
 Accrued expenses ...................................................................         249,598
                                                                                         ------------
   Total liabilities ................................................................       1,078,719
                                                                                         ------------
Net assets, at value ................................................................    $676,381,679
                                                                                         ============
Net assets consist of:
 Undistributed net investment income ................................................    $ 15,359,902
 Net unrealized appreciation ........................................................      78,756,047
 Accumulated net realized gain ......................................................      60,885,631
 Beneficial shares ..................................................................     521,380,099
                                                                                         ------------
Net assets, at value ................................................................    $676,381,679
                                                                                         ============
CLASS 1:
 Net asset value per share ($660,891,561 /divided by/ 31,309,340 shares outstanding).    $      21.11
                                                                                         ============
CLASS 2:
 Net asset value per share ($15,490,118 /divided by/ 735,922 shares outstanding) ....    $      21.05
                                                                                         ============

                       See Notes to Financial Statements.

TA-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $896,270)
 Dividends ...............................................................    $  9,590,810
 Interest ................................................................       2,307,725
                                                                              ------------
   Total investment income ...............................................                      $ 11,898,535
Expenses:
 Management fees (Note 3) ................................................       2,051,486
 Administrative fees (Note 3) ............................................         328,996
 Distribution fees - Class 2 (Note 3) ....................................          18,750
 Custodian fees ..........................................................         103,500
 Professional fees .......................................................          20,900
 Other ...................................................................           1,192
                                                                              ------------
   Total expenses ........................................................                         2,524,824
                                                                                                ------------
    Net investment income ................................................                         9,373,711
                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................      68,059,983
  Foreign currency transactions ..........................................        (511,527)
                                                                              ------------
   Net realized gain .....................................................                        67,548,456
 Net unrealized depreciation on:
  Investments ............................................................      (5,777,410)
  Deferred taxes (Note 1f) ...............................................         (36,995)
  Translation of assets and liabilities denominated in foreign currencies          (17,098)
                                                                              ------------
   Net unrealized depreciation ...........................................                        (5,831,503)
                                                                                                ------------
Net realized and unrealized gain .........................................                        61,716,953
                                                                                                ------------
Net increase in net assets resulting from operations .....................                      $ 71,090,664
                                                                                                ============

                       See Notes to Financial Statements.

                                                                          TA-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS ENDED
                                                                                             JUNE 30, 1999       YEAR ENDED
                                                                                              (UNAUDITED)     DECEMBER 31, 1998
                                                                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   9,373,711     $  21,455,483
  Net realized gain from investments and foreign currency transactions ...................      67,548,456        78,748,336
  Net unrealized depreciation on investments, deferred taxes, and translation of assets
    and liabilities denominated in foreign currencies ....................................      (5,831,503)      (56,540,967)
                                                                                             -------------------------------
    Net increase in net assets resulting from operations .................................      71,090,664        43,662,852

 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................     (14,822,362)      (21,506,765)
   Class 2 ...............................................................................        (310,147)         (313,012)
  Net realized gains:
   Class 1 ...............................................................................     (82,476,906)      (21,669,695)
   Class 2 ...............................................................................      (1,907,029)         (324,175)

 Fund share transactions (Note 2):
   Class 1 ...............................................................................      (3,517,257)      (43,165,375)
   Class 2 ...............................................................................         399,333         6,008,335
                                                                                             -------------------------------
    Net decrease in net assets ...........................................................     (31,543,704)      (37,307,835)

Net assets:
 Beginning of period .....................................................................     707,925,383       745,233,218
                                                                                             -------------------------------
 End of period ...........................................................................   $ 676,381,679     $ 707,925,383
                                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $  15,359,902     $  21,118,700
                                                                                             ===============================

                       See Notes to Financial Statements.

TA-14
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          TA-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES

FUND TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

F. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

G. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                   DECEMBER 31, 1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................       108,431    $    2,293,121       1,101,798    $   24,979,341
Shares issued on reinvestment of distributions      5,305,304        97,299,268       1,918,954        43,176,460
Shares redeemed ...............................    (4,925,724)     (103,109,646)     (5,108,135)     (111,321,176)
                                                -----------------------------------------------------------------
Net increase (decrease) .......................       488,011    $   (3,517,257)     (2,087,383)   $  (43,165,375)
                                                =================================================================

TA-16
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                      SIX MONTHS ENDED                YEAR ENDED
                                                       JUNE 30, 1999               DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                   SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................     81,542    $  1,710,398      359,493    $   7,948,841
Shares issued on reinvestment of distributions     121,157       2,217,176       28,357          637,187
Shares redeemed ...............................   (171,117)     (3,528,241)    (116,620)      (2,577,693)
                                                --------------------------------------------------------
Net increase ..................................     31,582    $    399,333      271,230    $   6,008,335
                                                ========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc.(FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.65%      First $200 million
     0.585%     Over $200 million, up to and including $1.3 billion
     0.52%      Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.15%      First $200 million
     0.135%     Over $200 million, up to and including $700 million
     0.10%      Over $700 million, up to and including $1.2 billion
     0.075%     Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $588,684,436 was as follows:

          Unrealized appreciation .............    $ 132,490,577
          Unrealized depreciation .............      (53,705,029)
                                                   -------------
          Net unrealized appreciation .........    $  78,785,548
                                                   =============

                                                                          TA-17
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES

FUND TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $179,127,625 and $304,615,319, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of June 30, 1999, all forward exchange contracts in the Fund were offset.

TA-18
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

6. OFF-BALANCE SHEET RISK (CONT.)

Tax Designation

At December 31, 1998, more than 50% of the Templeton Asset Allocation Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly to them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in March 1999.


                                         CLASS 1                                CLASS 2
                         ------------------------------------------------------------------------------
                             FOREIGN TAXES      FOREIGN SOURCE       FOREIGN TAXES      FOREIGN SOURCE
COUNTRY                   WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------------------
Argentina ..............        $0.0000             $0.0226             $0.0000            $0.0213
Australia ..............         0.0065              0.0581              0.0065             0.0548
Bermuda ................         0.0000              0.0016              0.0000             0.0016
Brazil .................         0.0067              0.0473              0.0067             0.0446
Bulgaria ...............         0.0000              0.0003              0.0000             0.0003
Canada .................         0.0010              0.0055              0.0010             0.0052
Chile ..................         0.0014              0.0046              0.0014             0.0044
Finland ................         0.0028              0.0149              0.0028             0.0141
France .................         0.0052              0.0397              0.0052             0.0374
Germany ................         0.0001              0.0009              0.0001             0.0008
Hong Kong ..............         0.0000              0.0506              0.0000             0.0477
India ..................         0.0000              0.0071              0.0000             0.0067
Indonesia ..............         0.0001              0.0007              0.0001             0.0006
Israel .................         0.0004              0.0012              0.0004             0.0011
Italy ..................         0.0017              0.0096              0.0017             0.0090
Japan ..................         0.0001              0.0008              0.0001             0.0007
Korea (South) ..........         0.0003              0.0014              0.0003             0.0013
Luxembourg .............         0.0000              0.0061              0.0000             0.0058
Malaysia ...............         0.0002              0.0007              0.0002             0.0007
Mexico .................         0.0000              0.0153              0.0000             0.0144
Netherlands ............         0.0038              0.0208              0.0038             0.0196
New Zealand ............         0.0013              0.0074              0.0013             0.0070
Norway .................         0.0042              0.0229              0.0042             0.0216
Panama .................         0.0000              0.0001              0.0000             0.0001
Peru ...................         0.0000              0.0024              0.0000             0.0022
Russia .................         0.0000              0.0001              0.0000             0.0000
Spain ..................         0.0026              0.0164              0.0026             0.0155
Sweden .................         0.0034              0.0213              0.0034             0.0201
Switzerland ............         0.0015              0.0079              0.0015             0.0074
Turkey .................         0.0000              0.0005              0.0000             0.0004
United Kingdom .........         0.0169              0.0800              0.0169             0.0754
Venezuela ..............         0.0000              0.0115              0.0000             0.0108
                                -------             -------             -------            -------
TOTAL ..................        $0.0602             $0.4803             $0.0602            $0.4526
                                -------             -------             -------            -------

                                                                          TA-19
PAGE

                                                             TEMPLETON BOND FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON BOND FUND SEEKS HIGH CURRENT INCOME. THE FUND INVESTS PRIMARILY IN DEBT SECURITIES OF GOVERNMENTS
AND THEIR POLITICAL SUBDIVISIONS AND AGENCIES, SUPRANATIONAL ORGANIZATIONS, AND COMPANIES OF VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------
Global bond markets generally performed well in the first half of the reporting period, but many of them declined during the second half. In January, low inflation, generally weak economic growth for developed economies, and the possibility of interest rate cuts seemed to contribute to a positive attitude toward bond markets by many investors. However, in February, stronger-than-expected economic data and lowered expectations of interest rate cuts caused a temporary sell-off in global bond markets. In March, investors became more optimistic despite the potential negative effect of higher oil prices on inflation. In our view, factors contributing to this optimism included economic weakness in Europe, Japan, and some sectors of the U.S., and expectations of monetary policy easing by several central banks.

During this time, the U.K. and U.S. bond markets also benefited from "flight to quality" inflows as a result of the crisis in Yugoslavia. However, during the second half of the reporting period, investor expectations for global bond markets deteriorated following improved business surveys in Europe and the release of data indicating a strengthening U.S. economy. On June 30, concerned with the possibility of future inflation, the U.S. Federal Reserve Board raised the federal funds target interest rate 0.25%, while indicating a "neutral" bias going forward.

During the period under review, the J.P. Morgan Global Government Bond Index posted a return of -1.05% in local currency terms, outperforming the -2.77% return of the J.P. Morgan U.S. Government Bond Index.(1) This outperformance was mainly attributable to declining interest rates in Europe and Japan. However, weakness in the euro and the Japanese yen resulted in lower returns in U.S. dollar terms, and the J.P. Morgan Global Government Bond Index declined 7.19% in U.S. dollar terms during the six months ended June 30, 1999.

(1) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.

[GRAPHIC OMITTED]

                                                                           TB-1
PAGE

Although many emerging-debt markets suffered temporary losses in January, arising from Brazil's currency devaluation, they recovered quickly, and the J.P. Morgan Emerging Market Bond Index Plus increased 10.57% during the period under review.(2) Russia and Venezuela's bond markets were among the top performers, and Ecuador was the worst performer, as bond prices there fell partly due to uncertainty regarding the approval of financial aid from the International Monetary Fund.

Throughout the six months in review, we attempted to maximize the fund's return by allocating approximately 85% of total net assets to intermediate- and long-term bonds in developed markets and 15% to what we believed were the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered an opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The fund's country allocations changed only moderately during the six months under review. Our North American allocation decreased 7.2%, due mainly to a reduction in the fund's Canadian exposure, while our European holdings rose 4.6%, as we increased our exposure to Germany and the United Kingdom and added a new position in Bulgaria. Our exposure to emerging market bonds, especially those of Latin America, also increased during the period. In an effort to reduce the overall volatility characteristic of emerging market securities, we invested in those bonds with generally shorter maturities than those of the J.P. Morgan Emerging Market Bond Index. Most Latin American bonds in the portfolio were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity. This helped to eliminate currency risk and add security to the portfolio. Meanwhile, we shall continue to follow a defensive strategy until we think credit risk sensitivity and volatility have stabilized.

(2) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index tracks the performance of fixed income securities in several emerging markets. Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is the index representative of the Fund's portfolio.

TB-2

PAGE

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth is likely to pick up slightly during the second half of 1999. This is an ideal environment for high quality bonds and this makes the management team positive for the intermediate-term outlook for the fund.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that the fund may invest in lower-rated "junk bonds," which have higher credit risks. Foreign securities involve special risks, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the fund is invested. Emerging markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the fund's prospectus.

We thank you for investing in Templeton Bond Fund and welcome your comments or suggestions.

Sincerely,

Templeton Global Bond Managers
Portfolio Management Team
Templeton Bond Fund

                                                                           TB-3
PAGE

REPORT OF SPECIAL MEETING
OF SHAREHOLDERS

At the Special Meeting of Shareholders of Templeton Bond Fund, a series of Templeton Variable Products Series Fund, held on February 16, 1999, shareholders voted as follows:

1. Regarding the approval of a change in the diversification of the Templeton Bond Fund from a diversified to a non-diversified fund and a related change to the fund's fundamental restrictions:



                      SHARES        % OF       SHARES      % OF       SHARES      % OF
     SHARES           VOTED        SHARES      VOTED      SHARES     VOTED TO    SHARES
      VOTED            FOR         VOTED      AGAINST      VOTED     ABSTAIN     VOTED
---------------------------------------------------------------------------------------
2,728,740.563   2,330,186.947   85.394%   237,261.457   8.695%   161,292.159   5.911%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

TB-4

PAGE

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Bond Fund - Class 1
Periods ended 6/30/99

                                                                                             SINCE
                                                                                          INCEPTION
                                   6-MONTH       1-YEAR        5-YEAR        10-YEAR      (8/31/88)
------------------------------------------------------------------------------------------------------
Cumulative
Total Return                      -5.40%       -1.20%        32.30%         87.15%          97.66%

Average Annual
Total Return                      -5.40%       -1.20%         5.76%          6.47%           6.48%

Value of $10,000
Investment                        $9,460       $9,880       $13,230        $18,715         $19,766

          Past performance cannot predict or guarantee future results.

TEMPLETON BOND FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

                                                                           TB-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Financial Highlights

                                                                   CLASS 1
                                                       --------------------------------
                                                                            YEAR ENDED
                                                         SIX MONTHS ENDED   DECEMBER 31,
                                                           JUNE 30, 1999    -----------
                                                        (UNAUDITED)/dagger/     1998
                                                       --------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................  $11.07                  $11.06
                                                       ------------------------------
Income from investment operations:
  Net investment income .............................     .31                     .79
  Net realized and unrealized gains (losses) ........    (.90)                   (.03)
                                                       ------------------------------
Total from investment operations ....................    (.59)                    .76
                                                       ------------------------------
Less distributions from:
  Net investment income .............................    (.44)                   (.75)
  Net realized gains ................................      --                      --
                                                       ------------------------------
Total distributions .................................    (.44)                   (.75)
                                                       ------------------------------
Net asset value, end of period ......................  $10.04                  $11.07
                                                       ==============================
Total return* ....................................... (5.40)%                   7.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................... $23,523                 $30,207
Ratios to average net assets:
  Expenses ...........................................   .72%**                  .73%
  Net investment income ..............................  5.84%**                 6.83%
Portfolio turnover rate .............................. 29.20%                  89.86%



                                                                           CLASS 1
                                                       -----------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                           1997        1996        1995        1994
                                                       -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period .................    $11.63      $11.88      $10.86      $12.15
                                                        --------------------------------------------
Income from investment operations:
  Net investment income ..............................       .80         .85         .80         .71
  Net realized and unrealized gains (losses) .........      (.53)        .14         .76       (1.28)
                                                        --------------------------------------------
Total from investment operations .....................       .27         .99        1.56        (.57)
                                                        --------------------------------------------
Less distributions from:
  Net investment income ..............................      (.84)      (1.24)       (.54)       (.55)
  Net realized gains .................................        --          --          --        (.17)
                                                        --------------------------------------------
Total distributions ..................................      (.84)      (1.24)       (.54)       (.72)
                                                        --------------------------------------------
Net asset value, end of period .......................    $11.06      $11.63      $11.88      $10.86
                                                        ============================================
Total return* ........................................     2.51%       9.45%      14.92%     (4.88)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................   $31,826     $34,046     $32,910     $29,343
Ratios to average net assets:
  Expenses ...........................................      .68%        .68%        .78%        .90%
  Net investment income ..............................     6.90%       7.35%       7.14%       6.80%
Portfolio turnover rate ..............................   154.23%     141.19%     188.11%     203.91%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TB-6
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Financial Highlights (continued)

                                                      CLASS 2
                                                  --------------
                                                   PERIOD ENDED
                                                   JUNE 30, 1999
                                                    (UNAUDITED)
                                                  --------------
PER SHARE OPERATING PERFORMANCE/dagger/
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........     $11.11
                                                    ------
Income from investment operations:
  Net investment income .......................        .46
  Net realized and unrealized losses ..........      (1.10)
                                                    ------
Total from investment operations ..............       (.64)
                                                    ------
Less distributions from:
  Net investment income .......................       (.44)
                                                    ------
Total distributions ...........................       (.44)
                                                    ------
Net asset value, end of period ................     $10.03
                                                    ======
Total return* .................................    (5.83)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $290
Ratios to average net assets:
  Expenses ....................................       .88%**
  Net investment income .......................      5.79%**
Portfolio turnover rate .......................     29.20%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD JANUARY 19, 1999 (COMMENCEMENT OF SALES) TO JUNE 30, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

                                                                           TB-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                      PRINCIPAL
                                                                       AMOUNT*                 VALUE
-------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 96.1%
ARGENTINA 1.5%
Republic of Argentina, 10.95%, 11/01/99 .........................    $  350,000            $   353,500
                                                                                           -----------
AUSTRALIA 5.0%
Australian Government, 10.00%, 10/15/07 .........................     1,463,000   AUD        1,201,184
                                                                                           -----------
BELGIUM 4.0%
Kingdom of Belgium, 6.25%, 3/28/07 ..............................       838,376   EUR          958,984
                                                                                           -----------
BRAZIL .5%
Republic of Brazil, FRN, 5.938%, 4/15/09 ........................       170,000                117,300
                                                                                           -----------
BULGARIA 1.7%
Republic of Bulgaria, Series A, FRN, 5.875%, 7/28/24 ............       605,000                413,669
                                                                                           -----------
CANADA 1.5%
Government of Canada, 7.00%, 12/01/06 ...........................       475,000   CAD          353,970
                                                                                           -----------
DENMARK 2.0%
Kingdom of Denmark, 7.00%, 11/15/07 .............................     3,001,000   DKK          481,257
                                                                                           -----------
ECUADOR 1.3%
Republic of Ecuador, FRN, 6.00%, 2/28/25 ........................       670,000                313,647
                                                                                           -----------
GERMANY 9.3%
Hypothekenbank In Essen AG, Series 502, 5.25%, 1/22/08 ..........       935,664                995,970
Treuhandanstalt, 7.50%, 9/09/04 .................................     1,022,584   EUR        1,221,364
                                                                                           -----------
                                                                                             2,217,334
                                                                                           -----------
INDIA .1%
Essar Steel Ltd., Reg S, FRN, 7.635%, 7/20/99 ...................        50,000                 33,750
                                                                                           -----------
ITALY 7.4%
Buoni Poliennali del Tesoro, 10.50%, 7/15/00 ....................       612,000   EUR          677,953
Government of Italy, 7.75%, 11/01/06 ............................       877,975   EUR        1,086,763
                                                                                           -----------
                                                                                             1,764,716
                                                                                           -----------
MEXICO 7.2%
United Mexican States:
 9.75%, 4/06/05 .................................................       650,000                660,563
 11.375%, 9/15/16 ...............................................       175,000                188,213
 6.25%, 12/31/19 ................................................       800,000                593,000
 11.50%, 5/15/26 ................................................       250,000                279,375
                                                                                           -----------
                                                                                             1,721,151
                                                                                           -----------
NEW ZEALAND 2.3%
Government of New Zealand, 7.00%, 7/15/09 .......................       990,000   NZD          543,312
                                                                                           -----------
NORWAY 2.3%
Statkraft SF, 7.50%, 11/10/99 ...................................       511,292   EUR          535,177
                                                                                           -----------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27 .............................       170,000                141,100
                                                                                           -----------
PERU .6%
Republic of Peru, FRN, 4.50%, 3/07/17 ...........................       235,000                144,967
                                                                                           -----------
SWEDEN 3.1%
Kingdom of Sweden, 6.00%, 2/09/05 ...............................     5,800,000   SEK          725,750
                                                                                           -----------
TURKEY .4%
Republic of Turkey, 12.375%, 6/15/09 ............................       100,000                 99,250
                                                                                           -----------
UNITED KINGDOM 9.5%
United Kingdom:
 6.50%, 12/07/03 ................................................       820,000   GBP        1,375,628
 7.50%, 12/07/06 ................................................       500,000   GBP          888,607
                                                                                           -----------
                                                                                             2,264,235
                                                                                           -----------

TB-8
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*                VALUE
----------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED STATES 34.8%
Fannie Mae, 6.875%, 6/07/02 ..................................       475,000   GBP      $   768,191
U.S. Treasury Notes:
 4.50%, 1/31/01 ..............................................     2,100,000              2,069,157
 7.25%, 8/15/04 ..............................................     1,072,000              1,139,000
 6.125%, 11/15/27 ............................................       412,000                408,266
 5.25%, 11/15/28 .............................................     4,395,000              3,890,950
                                                                                        -----------
                                                                                          8,275,564
                                                                                        -----------
VENEZUELA 1.0%
Republic of Venezuela, 144A, 9.125%, 6/18/07 .................       300,000                228,000
                                                                                        -----------
TOTAL LONG TERM SECURITIES (COST $24,331,681).................                           22,887,817
                                                                                        -----------
SHORT TERM INVESTMENTS (COST $509,000) 2.1%
Chase Securities Inc., 5.00%, 7/01/99, Time Deposit ..........                              509,000
                                                                                        -----------
TOTAL INVESTMENTS (COST $24,840,681) 98.2%....................                           23,396,817
NET EQUITY IN FORWARD CONTRACTS .1% ..........................                               15,853
OTHER ASSETS, LESS LIABILITIES 1.7% ..........................                              400,446
                                                                                        -----------
TOTAL NET ASSETS 100.0% ......................................                          $23,813,116
                                                                                        ===========

CURRENCY ABBREVIATIONS:
AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--European Unit
GBP--British Pound
NZD--New Zealand Dollar
SEK--Swedish Krone

*Securities denominated in U.S. dollars unless otherwise indicated.

                      See Notes to Financial Statements.

                                                                           TB-9
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $24,840,681)...........................    $ 23,396,817
 Cash ............................................................................             602
 Receivables:
  Fund shares sold ...............................................................             430
  Dividends and interest .........................................................         439,143
 Unrealized gain on forward exchange contracts (Note 6) ..........................          15,853
                                                                                      ------------
   Total assets ..................................................................      23,852,845
                                                                                      ------------
Liabilities:
 Payables:
  Fund shares redeemed ...........................................................              11
  To affiliates ..................................................................          11,601
 Accrued expenses ................................................................          28,117
                                                                                      ------------
   Total liabilities .............................................................          39,729
                                                                                      ------------
Net assets, at value .............................................................    $ 23,813,116
                                                                                      ============
Net assets consist of:
 Undistributed net investment income .............................................    $    761,789
 Net unrealized depreciation .....................................................      (1,440,879)
 Accumulated net realized loss ...................................................      (2,480,958)
 Beneficial shares ...............................................................      26,973,164
                                                                                      ------------
Net assets, at value .............................................................    $ 23,813,116
                                                                                      ============
CLASS 1:
 Net asset value per share ($23,523,321 /divided by/ 2,343,325 shares outstanding)    $      10.04
                                                                                      ============
CLASS 2:
 Net asset value per share ($289,795 /divided by/ 28,891 shares outstanding)......    $      10.03
                                                                                      ============

                       See Notes to Financial Statements.

TB-10
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Interest Income ..........................................................                      $    877,644
Expenses:
 Management fees (Note 3) ................................................          66,912
 Administrative fees (Note 3) ............................................          12,962
 Distribution fees--Class 2 (Note 3) .....................................             103
 Custodian fees ..........................................................           3,600
 Reports to shareholders .................................................           4,900
 Registration and filing fees ............................................             700
 Professional fees .......................................................           7,000
 Other ...................................................................             194
                                                                                ----------
  Total expenses .........................................................                            96,371
                                                                                                ------------
   Net investment income .................................................                           781,273
                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................        (278,372)
  Foreign currency transactions ..........................................          25,160
                                                                                ----------
   Net realized loss .....................................................                          (253,212)
 Net unrealized depreciation on:
  Investments ............................................................      (1,979,559)
  Translation of assets and liabilities denominated in foreign currencies          (18,666)
                                                                                ----------
   Net unrealized depreciation ...........................................                        (1,998,225)
                                                                                                ------------
Net realized and unrealized loss .........................................                        (2,251,437)
                                                                                                ------------
Net decrease in net assets resulting from operations .....................                      $ (1,470,164)
                                                                                                ============

                       See Notes to Financial Statements.

                                                                          TB-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS ENDED
                                                                                             JUNE 30, 1999       YEAR ENDED
                                                                                              (UNAUDITED)     DECEMBER 31, 1998
                                                                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $    781,273       $  2,078,728
  Net realized loss from investments and foreign currency transactions ...................       (253,212)        (1,004,448)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................     (1,998,225)         1,014,416
                                                                                             -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................     (1,470,164)         2,088,696

Distributions to shareholders from:
 Net investment income:
  Class 1 ................................................................................     (1,132,000)        (2,063,703)
  Class 2 ................................................................................         (3,631)                --

Fund share transactions (Note 2):
  Class 1 ................................................................................     (4,090,154)        (1,644,280)
  Class 2 ................................................................................        302,178                 --
                                                                                             -------------------------------
   Net decrease in net assets ............................................................     (6,393,771)        (1,619,287)
Net assets:
 Beginning of period .....................................................................     30,206,887         31,826,174
                                                                                             -------------------------------
 End of period ...........................................................................   $ 23,813,116       $ 30,206,887
                                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $    761,789       $  1,116,147
                                                                                             ===============================

                       See Notes to Financial Statements.

TB-12
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Bond Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          TB-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

F. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         JUNE 30, 1999                 DECEMBER 31, 1998
                                                ---------------------------------------------------------------
                                                    SHARES          AMOUNT          SHARES          AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------
Shares sold ...................................      75,733     $     804,672       371,187     $   3,983,652
Shares issued on reinvestment of distributions      110,872         1,132,000       195,983         2,063,703
Shares redeemed ...............................    (572,021)       (6,026,826)     (716,054)       (7,691,635)
                                                -------------------------------------------------------------
Net decrease ..................................    (385,416)    $  (4,090,154)     (148,884)    $  (1,644,280)
                                                =============================================================


                                                       PERIOD ENDED
                                                      JUNE 30, 1999*
                                                --------------------------
                                                   SHARES        AMOUNT
CLASS 2 SHARES:                                 --------------------------
Shares sold ...................................     39,902    $  416,032
Shares issued on reinvestment of distributions         356         3,631
Shares redeemed ...............................    (11,367)     (117,485)
                                                ------------------------
Net increase ..................................     28,891    $  302,178
                                                ========================

*Commencement of sales of Class 2 shares was January 19, 1999.

TB-14
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.50%       First $200 million
     0.45%       Over $200 million, up to and including $1.3 billion
     0.40%       Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------
     0.15%       First $200 million
     0.135%      Over $200 million, up to and including $700 million
     0.10%       Over $700 million, up to and including $1.2 billion
     0.075%      Over $1.2 billion

The Fund reimburses Distributors up to 0.15% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

At December 31, 1998, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

     2002 .........  $   430,899
     2003 .........    1,434,120
                     -----------
                     $ 1,865,019
                     ===========

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

          Unrealized appreciation .............   $      48,294
          Unrealized depreciation .............      (1,492,158)
                                                  -------------
          Net unrealized depreciation .........   $  (1,443,864)
                                                  =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $7,444,654 and $10,659,326, respectively.

                                                                          TB-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND

Notes to Financial Statements (unaudited) (continued)

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of June 30, 1999, all forward exchange contracts in the Fund were offset.

TB-16
PAGE

                                               TEMPLETON DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON DEVELOPING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN EMERGING-MARKET EQUITY SECURITIES.
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report of Templeton Developing Markets Fund covering the six months ended June 30, 1999. During this time, most emerging markets performed extremely well, and the fund outperformed its benchmark Morgan Stanley Capital International/registered trademark/ (MSCI) Emerging Markets Free Index.(1)

Initially, 1999 presented concerns for emerging market investors as attention focused upon pressure on the Brazilian real and the growing flight of capital from Brazil. The outlook worsened in mid-January when Brazil's central bank allowed the real to float, letting the market determine its fair value. Within days, the real plummeted 43% against the U.S. dollar. Despite speculation that such an event might lead to a global economic crisis, the real's devaluation appeared to spur foreign investors to take advantage of bargain-priced stocks in the region, and Latin American equity markets rallied until the middle of May. This positive market reaction encouraged Brazil's government to implement other economic measures, which contributed to falling interest rates and a more stable currency. This in turn led to economic improvements in many other Latin American markets.

(1) Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of equity securities in 27 emerging markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[GRAPHIC OMITTED]

                                                                           TD-1
PAGE

TOP 10 COUNTRIES
REPRESENTED IN THE FUND
Templeton Developing Markets Fund
6/30/99

                 % OF TOTAL
COUNTRY          NET ASSETS
---------------------------
Brazil              13.8%
South Korea         11.1%
South Africa         9.8%
Mexico               8.9%
Singapore            7.8%
Thailand             7.7%
Indonesia            5.8%
Hong Kong*           4.6%
Argentina            4.3%
Philippines          3.8%

*Hong Kong reverted to the sovereignty of China on July 1, 1997.

As Latin America's economic situation improved, the outlook grew brighter for emerging Asian economies. By March, a number of countries in the region displayed signs of economic growth, including lower unemployment rates, shrinking trade surpluses, and increased domestic spending. While emerging Asian economies still faced challenges, these positive indicators helped the area's equity markets continue to rebound from their 1997 and 1998 lows.

China remained an anomaly among Asian markets during the reporting period. Despite the strong performance of its equity market, the progress of China's economic and market reform appeared to be jeopardized by the poor state of its relations with the United States. Accusations that China stole military secrets and hardware were broadcast widely in the U.S.; the negotiation of China's entry into the World Trade Organization was put on hold; and China expressed outrage after warplanes representing the North Atlantic Treaty Organization
(NATO) bombed the Chinese embassy in Yugoslavia.

Eastern European economies lagged those of most other emerging markets during the period under review. Russia's economy stalled as the country experienced a prolonged reshuffling of government officials and attempted to negotiate a monetary rescue package with the International Monetary Fund. And when NATO began bombing Yugoslavia, concerns about the effects on trade helped keep most investors on the sidelines.

On June 30, the fund was invested in 30 foreign countries. During the six months under review, we did not significantly restructure the fund's portfolio, and its position in short-term investments and other assets remained low. However, we sold all of our positions in Zimbabwe, Kazakhstan, and Sri Lanka because we believed that better bargains could be found elsewhere, and we initiated positions in Austria, which could benefit from the ongoing development of the European Union and the euro. Two of our holdings which appreciated significantly were Anglo American PLC (South Africa) and Siam Cement Public Co. Ltd. (Thailand), as rising commodity prices created additional investor interest in cyclical industries.

Looking forward, we believe that emerging markets may be in for a bit of short-term volatility as new governments form in Indonesia, Mexico, and South Africa, and as political struggles play out in Pakistan, India, and Korea. Although factors such as currency exchange rates and increased inflation could put pressure on interest rates, we feel that the

TD-2
PAGE

impact of such events may be short lived and that overall recovery and growth of emerging market countries should be preserved.

Of course, investing in emerging market securities involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Mexico's equity market has increased 3,760% in the last 15 years, but has suffered 8 declines of more than 15% during that time.(1) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the fund's prospectus.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

Thank you for investing in Templeton Developing Markets Fund. We appreciate your support and welcome your comments.

Sincerely,

/s/ J. Mark Mobius, Ph.D.
-------------------------
J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Fund

(1) Source: Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

TOP 10 HOLDINGS
Templeton Developing Markets Fund
6/30/99

COMPANY,
INDUSTRY,                        % OF TOTAL
COUNTRY                          NET ASSETS
-------------------------------------------
Hana Bank
Banking, South Korea                 3.3%

Cemex SA
Building Materials &
Components, Mexico                   3.2%

Korea Electric Power Corp.
Utilities Electrical & Gas,
South Korea                          2.8%

Telesp Participacoes SA
Telecommunications, Brazil           2.4%

Aracruz Celulose SA, ADR
Forest Products & Paper,
Brazil                               2.0%

Telefonos de Mexico SA
(Telmex), ADR
Telecommunications,
Mexico                               1.8%

Thai Farmers Bank Public
Co. Ltd.
Banking, Thailand                    1.7%

PT Semen Cibinong
Building Materials &
Components,
Indonesia                            1.6%

Grupo Financiero
Banamex Accival
SA de CV
Banking, Mexico                      1.6%

Anglo American PLC
Metals & Mining,
South Africa                         1.6%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.
                                                                           TD-3
PAGE

TEMPLETON DEVELOPING
MARKETS FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Templeton Developing Markets Fund - Class 1
Period ended June 30, 1999

                                                                        SINCE
                                                                      INCEPTION
                                 6-MONTH      1-YEAR       3-YEAR     (3/4/96)
--------------------------------------------------------------------------------
Cumulative Total Return            43.15%       47.76%      -22.92%      -24.46%
Average Annual Total Return        43.15%       47.76%       -8.32%       -8.10%
Value of $10,000 Investment       $14,315      $14,776       $7,708       $7,554

          Past performance cannot predict or guarantee future results.

TD-4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Highlights

                                                                                            CLASS 1
                                                                --------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                                        JUNE 30, 1999         --------------------------------------
                                                                 (UNAUDITED)/dagger//dagger/     1998         1997     1996/dagger/
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................          $   5.13             $    6.63    $    9.43     $ 10.00
                                                                --------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................................               .04                   .07          .09         .05
 Net realized and unrealized gains (losses) ...................              2.14                 (1.42)       (2.82)       (.62)
                                                                --------------------------------------------------------------------
Total from investment operations ..............................              2.18                 (1.35)       (2.73)       (.57)
                                                                --------------------------------------------------------------------
Less distributions from:
 Net investment income ........................................              (.08)                 (.09)        (.04)         --
 Net realized gains ...........................................                --                  (.06)        (.03)         --
                                                                --------------------------------------------------------------------
Total distributions ...........................................              (.08)                 (.15)        (.07)         --
                                                                --------------------------------------------------------------------
Net asset value, end of period ................................          $   7.23             $    5.13    $    6.63     $  9.43
                                                                ====================================================================
Total return* .................................................            43.15%              (20.94)%     (29.22)%     (5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................          $268,036             $ 180,684    $ 163,459     $72,245
Ratios to average net assets:
 Expenses .....................................................             1.48%**               1.66%        1.58%       1.70%**
 Expenses, excluding waiver and payments by affiliate .........             1.48%**               1.66%        1.58%       1.78%**
 Net investment income ........................................             1.33%**               1.67%        1.63%       1.52%**
Portfolio turnover rate .......................................            31.25%                23.22%       23.82%       9.95%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
/dagger//dagger/ BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                                                                           TD-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Highlights (continued)


                                                                                   CLASS 2
                                                        --------------------------------------------------------------
                                                              SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 1999          -------------------------------
                                                         (UNAUDITED)/dagger//dagger/        1998         1997/dagger/
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................             $  5.12               $  6.62           $ 9.85
                                                                  -------               -------           ------
Income from investment operations:
 Net investment income ..............................                 .03                   .07              .04
 Net realized and unrealized gains (losses) .........                2.13                 (1.42)           (3.27)
                                                                  -------               -------           ------
Total from investment operations ....................                2.16                 (1.35)           (3.23)
                                                                  -------               -------           ------
Less distributions from:
 Net investment income ..............................                (.07)                 (.09)              --
 Net realized gains .................................                  --                  (.06)              --
                                                                  -------               -------           ------
Total distributions .................................                (.07)                 (.15)              --
                                                                  -------               -------           ------
Net asset value, end of period ......................             $  7.21               $  5.12           $ 6.62
                                                                  =======               =======           ======
Total return* .......................................              42.78%              (21.03)%         (32.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................             $35,072               $17,287           $9,569
Ratios to average net assets:
 Expenses ...........................................               1.73%**               1.91%            1.77%**
 Net investment income ..............................               0.95%**               1.44%            1.48%**
Portfolio turnover rate .............................              31.25%                23.22%           23.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/ BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TD-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND


STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



                                                                                  INDUSTRY                SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES 97.4%
     ARGENTINA 4.3%
 *   Atanor Cia Nacional Para la Industria Quimica SA, D ...............         Chemicals                 82,061    $     40,214
     Banco de Galicia y Buenos Aires SA de CV, B .......................          Banking                  76,205         390,971
 *   Banco Frances SA ..................................................          Banking                  36,000         234,032
 *   Buenos Aires Embotelladora SA, B, ADR .............................    Beverages & Tobacco            29,000           1,827
 *   Capex SA, A .......................................................Utilities Electrical & Gas         25,000         145,765
     Central Costanera SA, B ...........................................Utilities Electrical & Gas         35,860         103,287
 *   Molinos Rio de la Plata SA, B ..................................... Food & Household Products         60,018         100,840
     Nobleza Piccardo Sdad Industrial Comercial y Financial ............    Beverages & Tobacco            52,451         173,106
     Perez Companc SA, B ...............................................      Energy Sources              509,070       2,927,445
     Quilmes Industrial SA, ADR ........................................    Beverages & Tobacco           123,000       1,522,125
 *   Sociedad Comercial del Plata Cadelplata Come ......................      Multi-Industry              345,950         132,858
     Telecom Argentina Stet-France SA, ADR .............................    Telecommunications            118,200       3,161,850
     Telefonica De Argentina SA, ADR ...................................    Telecommunications            110,730       3,474,154
     Transportadora de Gas del Sur SA, ADR .............................Utilities Electrical & Gas         51,600         483,750
     Transportadora de Gas del Sur SA, B ...............................Utilities Electrical & Gas        110,115         207,037
                                                                                                                     ------------
                                                                                                                       13,099,261
                                                                                                                     ------------
     AUSTRIA 1.3%
     Austria Tabak AG ..................................................    Beverages & Tobacco            23,700       1,380,891
     Bank Austria AG ...................................................          Banking                  20,800       1,093,947
     OMV AG ............................................................      Energy Sources               17,200       1,534,112
                                                                                                                     ------------
                                                                                                                        4,008,950
                                                                                                                     ------------
     BOTSWANA .1%
     Sechaba Brewery Holding Ltd. ......................................    Beverages & Tobacco           159,200         183,886
                                                                                                                     ------------
     BRAZIL 13.8%
     Aracruz Celulose SA, ADR ..........................................  Forest Products & Paper         267,200       5,878,400
     Banco Bradesco SA .................................................          Banking             132,856,544         530,668
     Banco Bradesco SA, pfd. ...........................................          Banking              65,233,889         335,010
     Banco do Brasil SA ................................................          Banking              37,626,000         150,289
     Brasmotor SA, pfd. ................................................      Multi-Industry            1,306,000         104,256
     Centrais Eletricas Brasileiras SA (Electrobras) ...................Utilities Electrical & Gas     14,941,000         284,753
     Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ..........Utilities Electrical & Gas    170,946,000       3,482,324
     Centrais Geradoras Do Sul Do Brasil SA, B, pfd. ...................Utilities Electrical & Gas    161,900,000         131,183
     Cia Cervejaria Brahma, pfd. .......................................    Beverages & Tobacco           495,000         282,171
     Cia Energetica de Minas Gerais Cemig, Br., pfd. ...................Utilities Electrical & Gas    113,752,000       2,402,261
     Cia Vale do Rio Doce, A, pfd. .....................................      Metals & Mining             156,750       3,112,639
     Copene-Petroquimica do Nordeste SA, A, pfd. .......................         Chemicals              1,097,000         172,140
     Duratex SA, pfd. ..................................................  Forest Products & Paper      12,525,000         335,906
     Embratel Participacoes SA, pfd. ...................................    Telecommunications         62,558,000         878,132
     Investimentos Itau SA .............................................      Multi-Industry              212,359         113,561
 *   Investimentos Itau SA, pfd. .......................................      Multi-Industry            5,218,000       2,798,813
 *   Mannesmann SA .....................................................  Machinery & Engineering       2,692,000         199,231
     Petroleo Brasileiro SA, pfd. ......................................      Energy Sources            1,523,000         238,987
     Tele Celular Sul Participacoes SA, pfd. ...........................    Telecommunications         62,558,000         133,862
     Tele Centro Oeste Celular Participacoes SA, pfd. ..................    Telecommunications         23,658,000          30,104
     Tele Centro Sul Participacoes SA, pfd. ............................    Telecommunications        397,594,000       4,421,746
     Tele Leste Celular Participacoes SA, pfd. .........................    Telecommunications         62,558,000          37,481
     Tele Nordeste Celular Participacoes SA, pfd. ......................    Telecommunications         62,558,000          86,385
     Tele Norte Celular Participacoes SA, pfd. .........................    Telecommunications         62,558,000          35,696
     Tele Norte Leste Participacoes SA, pfd. ...........................    Telecommunications        243,998,000       4,483,158
     Tele Sudeste Celular Participacoes SA, pfd. .......................    Telecommunications        499,230,000       2,862,914
     Telemig Celular Participacoes SA, pfd. ............................    Telecommunications         62,558,000          79,603
     Telesp Celular Participacoes SA, pfd. .............................    Telecommunications         62,558,000         663,954
     Telesp Participacoes SA, ADR ......................................    Telecommunications            248,400       5,682,150
     Telesp Participacoes SA, pfd. .....................................    Telecommunications         62,558,000       1,481,402
     Unibanco Uniao de Bamncos Brasileiros SA ..........................          Banking               7,111,000         324,611
                                                                                                                     ------------
                                                                                                                       41,753,790
                                                                                                                     ------------

                                                                            TD-7

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                             INDUSTRY                SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     CHILE 2.2%
     Cia Cervecerias Unidas SA, ADR.............................       Beverages & Tobacco             7,500      $     214,687
     Cia de Telecomunicaciones de Chile SA, ADR ................       Telecommunications            161,414          3,994,997
     Empresa Nacional de Electricidad SA, ADR ..................    Electrical & Electronics          99,615          1,207,832
     Enersis SA, ADR ...........................................   Utilities Electrical & Gas         38,753            886,475
     Madeco Manufacturera de Cobre SA, ADR .....................      Industrial Components            5,600             56,700
     Quinenco SA, ADR ..........................................         Multi-Industry               30,900            289,687
                                                                                                                  -------------
                                                                                                                      6,650,378
                                                                                                                  -------------
     CHINA .4%
     Beijing Datang Power Generation Co. Ltd., H ...............         Multi-Industry                5,000              1,611
     China Resources Enterprises Ltd. ..........................         Multi-Industry              116,000            204,824
 *   China Telecommunications Ltd. .............................       Telecommunications             58,000            161,093
     Guangshen Railway Co. Ltd., H .............................         Transportation              768,000            117,791
     Guangshen Railway Co. Ltd., H, ADR ........................         Transportation               20,400            155,550
     Shandong Huaneng Power Development Co. Ltd., ADR ..........   Utilities Electrical & Gas         22,500            116,719
 *   Shanghai New Asia Group Co. Ltd., B .......................    Food & Household Products         34,502              9,316
     Shanghai Petrochemical Co. Ltd., H ........................            Chemicals              1,812,900            427,590
     Yanzhou Coal Mining Company Ltd., H .......................         Energy Sources              100,000             35,766
                                                                                                                  -------------
                                                                                                                      1,230,260
                                                                                                                  -------------
     CZECH REPUBLIC 1.4%
 *   CEZ AS ....................................................   Utilities Electrical & Gas      1,079,250          2,221,246
 *   SPT Telecom AS ............................................       Telecommunications            113,540          1,843,341
     Tabak AS ..................................................       Beverages & Tobacco               260             61,926
                                                                                                                  -------------
                                                                                                                      4,126,513
                                                                                                                  -------------
     EGYPT .1%
     Commercial International Bank Ltd. ........................             Banking                  38,700            347,550
     Eastern Tobacco Co. .......................................       Beverages & Tobacco             1,100             26,793
                                                                                                                  -------------
                                                                                                                        374,343
                                                                                                                  -------------
     GHANA .1%
     Ashanti Goldfields Co. Ltd., GDR ..........................         Metals & Mining              25,159            174,541
                                                                                                                  -------------
     HONG KONG 4.6%
     CDL Hotel International Ltd. ..............................        Leisure & Tourism             61,250             25,656
     Cheung Kong Holdings Ltd. .................................         Multi-Industry              145,000          1,289,495
     China Overseas Land & Investment Ltd. .....................           Real Estate               487,000             69,044
     Citic Pacific Ltd. ........................................         Multi-Industry              407,000          1,298,292
     Cross Harbour Tunnel Co. Ltd. .............................         Transportation               44,000             33,175
     Dairy Farm International Holdings Ltd. ....................          Merchandising            1,334,370          1,601,244
     Hang Lung Development Co. Ltd. ............................           Real Estate               972,000          1,202,652
     Hong Kong & Shanghai Hotels Ltd. ..........................        Leisure & Tourism            966,000            821,720
     Hong Kong Electric Holdings Ltd. ..........................   Utilities Electrical & Gas        206,594            665,672
     Hong Kong Land Holdings Ltd. ..............................           Real Estate                19,000             30,780
     HSBC Holdings PLC .........................................             Banking                  46,902          1,710,726
     Jardine Matheson Holdings Ltd. ............................         Multi-Industry              376,055          1,880,275
     Jardine Strategic Holdings Ltd. ...........................         Multi-Industry               35,000             91,000
 *   Lai Sun Development Co. Ltd. ..............................           Real Estate                48,000              4,207
 *   Lai Sun Garment International Ltd. ........................         Multi-Industry              612,000             44,960
     New World Development Co. Ltd. ............................           Real Estate               786,322          2,356,275
     Shangri La Asia Ltd. ......................................        Leisure & Tourism              2,000              2,475
     Sun Hung Kai Properties Ltd. ..............................           Real Estate                47,617            434,201
     Wheelock and Company Ltd. .................................         Multi-Industry              196,890            270,256
                                                                                                                  -------------
                                                                                                                     13,832,105
                                                                                                                  -------------

TD-8

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                        SHARES/
                                                                        INDUSTRY                   PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     HUNGARY 1.6%
     Borsodchem RT .........................................           Chemicals                        45,569      $   1,111,531
     Borsodchem RT, GDR, Reg S .............................           Chemicals                         6,900            169,567
     Egis RT ...............................................         Multi-Industry                      6,720            160,860
 *   Fotex First Hungarian American Photo Service Co. ......         Multi-Industry                     45,385             17,262
     Gedeon Richter Ltd. ...................................     Health & Personal Care                 23,110          1,005,593
     Matav RT ..............................................       Telecommunications                   41,500            224,417
     Mol Magyar Olay-Es Gazipari RT ........................         Energy Sources                     62,070          1,496,065
     Pannonplast Plastic Industries PLC ....................     Industrial Components                     842             16,326
     Tiszai Vegyi Kombinat RT ..............................           Chemicals                        74,562            779,899
     Zwack Unicum Ltd. .....................................      Beverages & Tobacco                      100              2,295
                                                                                                                    -------------
                                                                                                                        4,983,815
                                                                                                                    -------------
     INDIA .6%
     Bajaj Auto Ltd. .......................................          Automobiles                          650              8,110
     Bharat Petroleum Corp. Ltd. ...........................         Energy Sources                     12,900             78,243
 *   Hindalco Industries Inc. ..............................        Metals & Mining                     19,742            286,151
     Hindustan Petroleum Corporation Ltd. ..................         Energy Sources                     64,338            368,716
     Indian Aluminium Co Ltd ...............................        Metals & Mining                     29,000             40,964
     Larsen and Toubro Ltd. ................................         Multi-Industry                     91,671            605,696
     Mahanagar Telephone Nigam Ltd. ........................       Telecommunications                   96,800            415,228
**   National Aluminum Co Ltd., 14.50%, 3/08/05 ............        Metals & Mining                   1,529,000 INR        37,249
     Reliance Industries Ltd. ..............................           Chemicals                         8,515             34,699
                                                                                                                    -------------
                                                                                                                        1,875,056
                                                                                                                    -------------
     INDONESIA 5.8%
 *   Asia Pulp & Paper Co. Ltd., ADR .......................    Forest Products & Paper                 92,800            893,200
 *   Asia Pulp & Paper Co. Ltd., ADR, wts. .................    Forest Products & Paper                 20,540             53,917
 *   PT Barito Pacific Timber TBK ..........................    Forest Products & Paper              1,774,000            193,246
     PT Gudang Garamm ......................................      Beverages & Tobacco                  320,000            869,136
 *   PT Indah Kiat Pulp & Paper Corp. ......................    Forest Products & Paper              3,750,750          1,743,268
 *   PT Indocement Tunggal Prakarsa ........................Building Materials & Components          1,746,000            893,922
 *   PT Indofoods Sukses Makmurr ...........................   Food & Household Products             1,054,685          1,439,948
     PT Indosat ............................................       Telecommunications                  232,000            444,793
 *   PT Semen Cibinong .....................................Building Materials & Components         35,534,500          4,903,090
     PT Semen Gresik (Persero) .............................Building Materials & Components            316,501            689,545
 *   PT Sinar Mas Agro Resources & Technology Corp. ........   Food & Household Products               482,800            431,259
     PT Tambang Timah ......................................        Metals & Mining                  1,289,500          1,123,747
     PT Telekomunikasi Indonesia (Persero), B ..............       Telecommunications                5,611,140          3,259,922
     PT Tempo Scan Pacific .................................     Health & Personal Care                487,000            203,359
 *   PT Tjiwi Kimia ........................................    Forest Products & Paper                909,454            350,044
                                                                                                                    -------------
                                                                                                                       17,492,396
                                                                                                                    -------------
     ISRAEL .3%
 *   Formula Systems Ltd. .................................. Data Processing & Reproduction             18,380            557,917
     Koor Industries Ltd. ..................................         Multi-Industry                      2,590            298,623
                                                                                                                    -------------
                                                                                                                          856,540
                                                                                                                    -------------
     JORDAN .2%
 *   Zara Investment Holdings Company Ltd. .................       Leisure & Tourism                   345,450            752,561
                                                                                                                    -------------

                                                                           TD-9
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                        INDUSTRY                  SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     MALAYSIA 3.7%
     Boustead Holdings Bhd. ................................     Food & Household Products          403,000    $     366,942
     Federal Flour Mills Bhd. ..............................     Food & Household Products           33,000           31,263
     Genting Bhd. ..........................................         Leisure & Tourism              306,600        1,169,921
     Golden Hope Plantations Bhd. ..........................    Misc Materials & Commodities        122,000          104,663
     Hong Leong Industries Bhd. ............................           Multi-Industry               206,800          243,806
     Island & Peninsula Bhd. ...............................            Real Estate                 443,000          433,674
     Kian Joo Can Factory Bhd. .............................       Industrial Components             59,000          107,132
 *   Leader Universal Holdings Bhd. ........................       Industrial Components          1,452,000          607,547
     Malayawata Steel Bhd. .................................          Metals & Mining               563,000          225,200
     Malaysian Airlines System Bhd. ........................           Transportation               246,000          336,632
     Malaysian International Shipping Corp., fgn. ..........           Transportation                76,000          139,000
     Oriental Holdings Bhd. ................................            Automobiles                  61,000          166,947
     Perlis Plantations Bhd. ...............................           Multi-Industry               175,000          204,474
     Perusahaan Otomobil Nasional Bhd. .....................            Automobiles                 141,000          326,526
     Public Bank Bhd. ......................................              Banking                 1,740,400        1,323,620
     Public Bank Bhd., fgn. ................................              Banking                 2,219,000        2,324,110
     Resorts World Bhd. ....................................         Leisure & Tourism              679,000        1,599,224
     Shangri La Hotels (Malaysia) Bhd. .....................         Leisure & Tourism               31,000           11,339
     Tanjong PLC ........................................... Recreation & Other Consumer Goods      312,000          775,895
     Technology Resources Industries Bhd. ..................           Multi-Industry               437,000          356,500
     YTL Corp. Bhd. ........................................       Construction & Housing           176,000          370,526
                                                                                                               -------------
                                                                                                                  11,224,941
                                                                                                               -------------
     MEXICO 8.9%
     Cemex SA ..............................................  Building Materials & Components       616,990        3,060,244
     Cemex SA, B ...........................................  Building Materials & Components     1,322,500        6,594,848
 *   Cifra SA de CV, V .....................................           Merchandising                710,833        1,426,979
 *   Coca Cola Femsa SA de CV, L, ADR ......................        Beverages & Tobacco              52,300        1,013,312
     DESC SA de CV DESC, B .................................           Multi-Industry             1,250,000        1,374,800
     Fomento Economico Mexicano SA de CV Femsa .............        Beverages & Tobacco              31,000        1,236,125
 *   Grupo Financiero Banamex Accival SA de CV .............              Banking                 1,895,068        4,856,554
     Grupo Industrial Maseca SA de CV, B ...................     Food & Household Products           19,000           11,361
     Panamerican Beverages Inc., A .........................     Food & Household Products           59,800        1,423,988
     Telefonos de Mexico SA (Telmex), ADR ..................         Telecommunications              66,500        5,374,031
     Vitro SA De CV, A .....................................     Food & Household Products          353,500          609,990
                                                                                                               -------------
                                                                                                                  26,982,232
                                                                                                               -------------
     NEW ZEALAND .1%
     Brierley Investments Ltd. .............................           Multi-Industry               713,000          200,244
                                                                                                               -------------
     PAKISTAN .2%
 *   Bank of Punjab ........................................              Banking                    35,204            9,040
 *   DG Khan Cement Co. ....................................  Building Materials & Components     1,034,288           83,184
     Engro Chemical Pakistan Ltd. ..........................             Chemicals                  138,534          194,646
     Pakistan Telecommunications Corp., A ..................         Telecommunications             906,000          348,529
                                                                                                               -------------
                                                                                                                     635,399
                                                                                                               -------------
     PERU .8%
     Telefonica Del Peru SA, ADR ...........................         Telecommunications             154,200        2,332,275
                                                                                                               -------------


TD-10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                             INDUSTRY                SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     PHILIPPINES 3.8%
 *   A Soriano Corp. ...........................................          Multi-Industry             6,301,500   $     182,172
     Ayala Corp. ...............................................          Multi-Industry               441,840         145,151
 *   Belle Corp. ...............................................           Real Estate              39,075,000       4,159,100
 *   Filinvest Development Corp. ...............................           Real Estate               2,639,000         242,746
 *   Keppel Philippine Holdings Inc., B ........................     Machinery & Engineering         8,776,186         174,140
     Petron Corp. ..............................................          Energy Sources             1,144,000         121,766
 *   Philex Mining Corp., B ....................................         Metals & Mining             6,059,500          60,515
     Philippine Commercial International Bank Inc. .............             Banking                   185,060       1,264,536
     Philippine Long Distance Telephone Co., ADR ...............        Telecommunications              45,800       1,379,725
 *   Philippine National Bank ..................................             Banking                   701,931       1,900,102
     RFM Corp. .................................................    Food & Household Products        1,587,636         202,366
     San Miguel Corp., B .......................................    Food & Household Products          703,200       1,533,919
 *   Southeast Asia Cement Holdings Inc. ....................... Building Materials & Components    16,230,683         234,609
                                                                                                                 -------------
                                                                                                                    11,600,847
                                                                                                                 -------------
     POLAND 1.0%
     Bank Slaski SA W Katowicach ...............................             Banking                    19,900         973,824
     Elektrim SA ...............................................          Multi-Industry                84,700       1,198,127
 *   Impexmetal SA .............................................         Metals & Mining                93,892         430,752
 *   Prokom Software SA. .......................................  Data Processing & Reproduction           491          16,331
 *   Rolimpex SA ............................................... Wholesale & International Trade        22,617          34,299
     Warta SA ..................................................            Insurance                   14,709         288,669
     Wielkopolski Bank Kredytowy SA ............................             Banking                    12,100          70,932
                                                                                                                 -------------
                                                                                                                     3,012,934
                                                                                                                 -------------
     RUSSIA 1.5%
 *   Aeroflot - Russia International Airlines ..................          Transportation             1,684,800         225,763
     GAZ Auto Works ............................................           Automobiles                   1,270          44,755
     Irkutskenergo .............................................    Utilities Electrical & Gas         680,800          69,305
     Irkutskenergo, ADR ........................................    Utilities Electrical & Gas           7,000          35,630
 *   Krasnoyarsk Aluminum Plant ................................         Metals & Mining                 5,748          35,375
     Lukoil Holdings, ADR ......................................          Energy Sources                19,320         765,072
     Mosenergo .................................................    Utilities Electrical & Gas       5,937,200         265,987
     Mosenergo, ADR ............................................    Utilities Electrical & Gas          38,930         175,185
 *   Norilsk Nickel ............................................         Metals & Mining                41,700         136,776
 *   Novorosissk Sea Shipping ..................................          Transportation                28,000           4,715
 *   Novorosissk Sea Shipping., pfd. ...........................          Transportation               224,000          13,418
 *   Red October ...............................................    Food & Household Products            3,000          20,700
 *   Rostelecom ................................................        Telecommunications             553,000         873,740
 *   Rostelecom, ADR ...........................................        Telecommunications              33,300         326,756
 *   Rostelecom, pfd. ..........................................        Telecommunications             257,300         132,509
 *   Saint Petersburg City Telephone Network, A, pfd. ..........        Telecommunications              53,000           7,420
 *   Tsum Trade House ..........................................          Merchandising                317,500          64,833
     Unified Energy Systems ....................................    Utilities Electrical & Gas       3,400,000         297,500
     Unified Energy Systems, ADR ...............................    Utilities Electrical & Gas          11,000          97,075
     Unified Energy Systems, pfd. ..............................    Utilities Electrical & Gas         200,000           8,160
 *   Vimpel Communications, ADR ................................        Telecommunications              45,400       1,052,712
                                                                                                                 -------------
                                                                                                                     4,653,386
                                                                                                                 -------------

                                                                          TD-11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                         INDUSTRY                  SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     SINGAPORE 7.8%
     Acer Computer International Ltd. ...................       Electrical & Electronics           195,000      $     232,050
     Acma Ltd. ..........................................       Electrical & Electronics           193,000            194,984
     City Developments Ltd. .............................             Real Estate                  277,000          1,773,451
     Cycle & Carriage Ltd. ..............................             Automobiles                  177,000          1,018,855
     Delgro Corp. .......................................            Transportation                 39,500             95,125
     Development Bank of Singapore Ltd., fgn. ...........               Banking                      5,000             61,087
     First Capital Corp. Ltd. ...........................             Real Estate                  408,000            635,066
     Fraser and Neave Ltd. ..............................         Beverages & Tobacco              466,000          2,066,549
     Hai Sun Hup Group Ltd. .............................            Transportation                714,000            423,577
     Hong Leong Finance Ltd., fgn. ......................          Financial Services              172,000            394,009
     Inchcape Motors Ltd. ...............................   Wholesale & International Trade        143,000            230,144
     Isetan (Singapore) Ltd. ............................            Merchandising                  18,000             30,132
     Jurong Shipyard Ltd. ...............................       Machinery & Engineering            194,000            951,483
     Keppel Corp., Ltd. .................................            Transportation                969,000          3,301,145
     MCL Land Ltd. ......................................             Real Estate                  605,000            764,023
     Metro Holdings Ltd. ................................   Wholesale & International Trade         39,000             61,392
     Natsteel Ltd. ......................................           Metals & Mining              1,323,000          2,315,736
 *   Neptune Orient Lines Ltd. ..........................            Transportation                300,000            366,520
 *   Osprey Maritime Ltd. ...............................            Transportation                267,000            183,489
     Overseas Chinese Banking Corp. Ltd., fgn. ..........               Banking                    229,000          1,910,015
     Overseas Union Enterprise Ltd. .....................          Leisure & Tourism               106,400            337,480
     Sembcorp Industries Ltd. ...........................            Multi-Industry              1,416,925          2,247,106
     Singapore Petroleum Company, fgn. ..................              Chemicals                   110,000             90,455
     United Industrial Corporation Ltd. .................             Real Estate                1,691,000          1,142,232
     United Overseas Bank Ltd., fgn. ....................               Banking                    391,000          2,732,981
     United Overseas Land Ltd. ..........................             Real Estate                  109,000            122,925
     WBL Corp. Ltd. .....................................            Multi-Industry                 87,000            119,577
                                                                                                                -------------
                                                                                                                   23,801,588
                                                                                                                -------------
     SLOVAK REPUBLIC .1%
     Nafta Gbely AS .....................................      Utilities Electrical & Gas            6,695             88,399
 *   Slovnaft AS ........................................              Chemicals                    11,000            145,241
 *   Vychodoslovenske Zeleziarne AS .....................           Metals & Mining                 22,857             93,661
                                                                                                                -------------
                                                                                                                      327,301
                                                                                                                -------------
     SOUTH AFRICA 9.8%
     AECI Ltd. ..........................................              Chemicals                    63,600            142,282
     Anglo American PLC .................................           Metals & Mining                100,878          4,714,160
     Barlow Ltd. ........................................            Multi-Industry                228,500          1,317,723
     CG Smith Ltd. ......................................            Multi-Industry                513,000          1,474,944
     De Beers/Centenary Linked Units ....................     Misc Materials & Commodities         118,100          2,829,938
 *   Del Monte Royal Foods Ltd. .........................      Food & Household Products         1,411,300            877,020
     Dunlop Africa Ltd. .................................        Industrial Components             191,200             99,806
     Edgars Consolidated Stores Ltd. ....................          Textiles & Apparel               16,563            128,727
     Firstrand Ltd. .....................................              Insurance                   710,000            811,832
     Iscor Ltd. .........................................           Metals & Mining              2,859,390            895,558
     Kersaf Investments Ltd. ............................          Leisure & Tourism               391,367          1,751,083
 *   Liberty International PLC ..........................              Insurance                    79,444            525,938
     Liberty Life Association of Africa Ltd. ............              Insurance                   198,392          2,541,338
     Palabora Mining Co. Ltd. ...........................           Metals & Mining                 29,500            210,208
     Rembrandt Group Ltd. ...............................            Multi-Industry                185,100          1,542,883
     Sappi Ltd. .........................................       Forest Products & Paper            401,073          2,937,679
     Sasol Ltd. .........................................            Energy Sources                372,000          2,653,840
     South African Breweries PLC ........................         Beverages & Tobacco              397,580          3,452,348
     Tongaat-Hulett Group Ltd. ..........................            Multi-Industry                132,952            812,980
                                                                                                                -------------
                                                                                                                   29,720,287
                                                                                                                -------------

TD-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                               INDUSTRY                  SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     SOUTH KOREA 11.1%
     Asia Cement Manufacturing Co. Ltd. ........................... Building Materials & Components       61,820    $   1,522,134
 *   Cho Hung Bank Co. Ltd. .......................................             Banking                   34,188          191,689
 *   Cho Hung Bank Co. Ltd., GDR, Reg S ...........................             Banking                   20,868          116,965
 *   Daegu Bank Co. Ltd. ..........................................             Banking                  143,655          640,397
 *   Daewoo Electronics Co. .......................................     Electrical & Electronics          62,560          308,071
     Dongkuk Steel Mill Co. Ltd. ..................................         Metals & Mining               14,592           85,724
     Hana Bank ....................................................             Banking                  585,442        8,598,284
     Hana Bank, GDR, Reg S ........................................             Banking                   98,502        1,418,429
 *   Hotel Shilla Co. .............................................        Leisure & Tourism             109,330        1,218,451
     Korea Electric Power Corp. ...................................    Utilities Electrical & Gas        200,970        8,351,324
 *   Kyongnam Bank ................................................             Banking                  520,745        1,979,506
     LG Electronics Inc. ..........................................     Electrical & Electronics          71,376        1,973,246
     Saehan Precision Co. Ltd. ....................................     Electrical & Electronics          58,905        1,201,000
     Samsung Display Devices Ltd. .................................     Electrical & Electronics          22,337        1,215,750
     Samsung Electronics Co. Ltd. .................................     Electrical & Electronics          28,595        3,137,421
 *   Samsung Heavy Industries Co. Ltd. ............................     Machinery & Engineering          191,755        1,043,677
     Shin Poong Paper Manufacturing Co. Ltd. ......................     Forest Products & Paper            5,361           53,263
     Shin Young Wocoal Inc. .......................................        Textiles & Apparel              1,288           75,667
     Ssangyong Oil Refining Co. Ltd. ..............................            Chemicals                   3,570           92,527
     Tong Yang Merchant Bank ......................................        Financial Services             55,502          343,802
                                                                                                                    -------------
                                                                                                                       33,567,327
                                                                                                                    -------------
     THAILAND 7.7%
     Advanced Info Service Public Co. Ltd., fgn. ..................        Telecommunications             72,900          988,475
     Ayudhya Insurance Public Co. Ltd., fgn. ......................            Insurance                   3,800           12,263
 *   Bangkok Bank Public Co. Ltd. .................................             Banking                1,249,687        2,728,130
 *   Bangkok Bank Public Co. Ltd., fgn. ...........................             Banking                  123,000          460,312
 *   Bangkok Insurance Public Co. Ltd. ............................            Insurance                  25,600           96,499
     BEC World Public Co Ltd., fgn. ...............................        Telecommunications             23,000          143,458
 *   Charoen Pokphand Feedmill Public Co. Ltd., fgn. ..............    Food & Household Products         547,800          891,336
 *   Hana Microelectronics Co. Ltd., fgn. .........................     Electrical & Electronics          86,200          259,477
     Industrial Finance Corp. of Thailand, fgn. ...................        Financial Services          1,041,500          663,736
     Italian-Thai Development Public Co. Ltd., fgn. ...............      Construction & Housing           66,900          161,467
 *   Jasmine International Public Co. Ltd., fgn. ..................        Telecommunications            678,000          473,451
 *   Land and House Public Co. Ltd. ...............................           Real Estate                484,978          677,325
 *   Land and House Public Co. Ltd., fgn. .........................           Real Estate                206,278          374,797
     Saha Pathanapibul Public Co. Ltd., fgn. ......................    Food & Household Products         430,500          642,102
 *   Saha Union Public Co. Ltd. ...................................          Multi-Industry              259,306          114,270
     Saha Union Public Co. Ltd., fgn. .............................          Multi-Industry              277,994          124,391
 *   Serm Suk Public Co. Ltd. .....................................    Food & Household Products          31,100          144,220
     Serm Suk Public Co. Ltd., fgn. ...............................    Food & Household Products           4,900           25,912
 *   Shin Corporations Public Company Ltd., fgn. ..................     Electrical & Electronics          13,200           61,570
 *   Siam Cement Public Co. Ltd. .................................. Building Materials & Components       22,750          426,929
     Siam Cement Public Co. Ltd., fgn. ............................ Building Materials & Components       84,950        2,580,176
 *   Siam Commercial Bank, fgn. ...................................             Banking                  361,901          500,527
 *   Siam Commercial Bank, 144A, 5.25%, cvt. pfd., fgn. ...........             Banking                  547,000          778,780
     Siam Makro Public Company Ltd., fgn. .........................          Merchandising               307,900          586,158
 *   Telecomasia Corp. Public Co. Ltd., fgn. ......................        Telecommunications            219,000          221,227
 *   Thai Airways International Public Co. Ltd., fgn. .............          Transportation              414,000          812,843
 *   Thai Farmers Bank Public Co. Ltd. ............................             Banking                1,319,008        2,646,958
 *   Thai Farmers Bank Public Co. Ltd., fgn. ......................             Banking                  775,025        2,396,009
 *   Thai Petrochemical Industry Public Co. Ltd., fgn. ............            Chemicals                 795,120          517,502
 *   Thai Telephone & Telecommunication Public Co. Ltd.,fgn. ......        Telecommunications            866,500          328,976
     Thai Wacoal Public Co. Ltd., fgn. ............................        Textiles & Apparel             30,100           61,220
 *   Tipco Asphalt Public Co. Ltd., fgn. .......................... Building Materials & Components       81,400          112,580
 *   Total Access Communication Public Co. Ltd. ...................        Telecommunications            607,200        1,943,040
 *   United Communications Industries, fgn. .......................        Telecommunications            284,500          323,269
                                                                                                                    -------------
                                                                                                                       23,279,385
                                                                                                                    -------------

                                                                           TD-13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                   INDUSTRY                  SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     TURKEY 1.4%
     Akbank ..........................................................             Banking                138,078,552   $  2,028,547
     Akcansa Cimento Sanayi Ve Ticaret AS ............................ Building Materials & Components     38,200,000        389,223
 *   Arcelik AS, Br. ................................................. Appliances & Household Durables     11,012,000        391,404
 *   Erciyas Biracilik ...............................................    Food & Household Products        11,706,000        269,059
 *   Eregli Demir ve Celik Fabrikalari AS ............................         Metals & Mining             18,168,000        253,996
     Haci Omer Sabanci Holding AS, ADR, 144A .........................          Multi-Industry                 23,500        128,075
     Hurriyet Gazete .................................................    Broadcasting & Publishing        23,577,900        167,608
     Koc Holding AS ..................................................          Multi-Industry              5,147,000        323,197
 *   Tofas Turk Otomobil Fabrikasi AS ................................           Automobiles                6,225,500         24,709
 *   Tofas Turk Otomobil Fabrikasi AS, new ...........................           Automobiles                9,337,875         37,062
 *   Tofas Turk Otomobil Fabrikasi AS, rts. ..........................           Automobiles               12,450,500         34,518
 *   Turkiye Garanti Bankasi AS ......................................             Banking                 26,780,454        199,892
     Turkiye Is Bankasi AS, C ........................................             Banking                  1,763,200         31,335
                                                                                                                        ------------
                                                                                                                           4,278,625
                                                                                                                        ------------
     VENEZUELA 2.7%
     Compania Anonima Nacional Telefonos de Venezuela, ADR ...........        Telecommunications              150,900      4,112,025
     Electricidad De Caracas Saica Saca, ADR .........................    Utilities Electrical & Gas          198,071      3,876,544
     Mavesa SA, ADR ..................................................    Food & Household Products            95,700        311,025
                                                                                                                        ------------
                                                                                                                           8,299,594
                                                                                                                        ------------
     TOTAL LONG TERM SECURITIES (COST $267,862,233)...................                                                   295,310,760
                                                                                                                        ------------
                                                                                                        PRINCIPAL
                                                                                                        AMOUNT**
                                                                                                        -------------
     SHORT TERM INVESTMENTS (COST $4,770,091) 1.6%
     U.S. Treasury Bills, 4.70% to 4.72% with maturities to 10/28/99 .                                  $   4,845,000      4,772,948
                                                                                                                        ------------
     TOTAL INVESTMENTS (COST $272,632,324) 99.0%......................                                                   300,083,708
     OTHER ASSETS, LESS LIABILITIES 1.0% .............................                                                     3,024,212
                                                                                                                        ------------
     TOTAL NET ASSETS 100.0% .........................................                                                  $303,107,920
                                                                                                                        ============

CURRENCY ABBREVIATION:
INR - Indian Rupee

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.

                      See Notes to Financial Statements.

TD-14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $272,632,324)............................    $ 300,083,708
 Cash ..............................................................................        1,707,046
 Receivables:
  Investment securities sold .......................................................        5,056,763
  Fund shares sold .................................................................          215,579
  Dividends and interest ...........................................................          942,653
                                                                                        -------------
   Total assets ....................................................................      308,005,749
                                                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................        4,026,453
  To affiliates ....................................................................          333,099
 Deferred tax liability (Note 1e) ..................................................          420,541
 Accrued expenses ..................................................................          117,736
                                                                                        -------------
   Total liabilities ...............................................................        4,897,829
                                                                                        -------------
Net assets, at value ...............................................................    $ 303,107,920
                                                                                        =============
Net assets consist of:
 Undistributed net investment income ...............................................    $   1,081,233
 Net unrealized appreciation .......................................................       27,030,843
 Accumulated net realized loss .....................................................      (59,184,418)
 Beneficial shares .................................................................      334,180,262
                                                                                        -------------
Net assets, at value ...............................................................    $ 303,107,920
                                                                                        =============
CLASS 1:
 Net asset value per share ($268,035,925 /divided by/ 37,062,731 shares outstanding)    $        7.23
                                                                                        =============
CLASS 2:
 Net asset value per share ($35,071,995 /divided by/ 4,862,951 shares outstanding)..    $        7.21
                                                                                        =============

                       See Notes to Financial Statements.

                                                                          TD-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $393,488)
 Dividends ...................................................    $   3,124,301
 Interest ....................................................          143,566
                                                                  -------------
   Total investment income ...................................                       $   3,267,867

Expenses:
 Management fees (Note 3) ....................................        1,460,484
 Administrative fees (Note 3) ................................          113,170
 Distribution fees - Class 2 (Note 3) ........................           29,391
 Custodian fees ..............................................          138,500
 Reports to shareholders .....................................            9,000
 Professional fees ...........................................           12,400
 Other .......................................................            1,202
                                                                  -------------
   Total expenses ............................................                           1,764,147
                                                                                     -------------
     Net investment income ...................................                           1,503,720
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ................................................      (28,889,873)
  Foreign currency transactions ..............................         (112,458)
                                                                  -------------
   Net realized loss .........................................                         (29,002,331)
 Net unrealized appreciation (depreciation) on:
  Investments ................................................      116,493,272
  Deferred taxes (Note 1e) ...................................         (420,541)
                                                                  -------------
   Net unrealized appreciation ...............................                         116,072,731
                                                                                     -------------
Net realized and unrealized gain .............................                          87,070,400
                                                                                     -------------
Net increase in net assets resulting from operations .........                       $  88,574,120
                                                                                     =============

                       See Notes to Financial Statements.

TD-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        SIX MONTHS ENDED
                                                                                         JUNE 30, 1999         YEAR ENDED
                                                                                          (UNAUDITED)       DECEMBER 31, 1998
                                                                                       -----------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................     $   1,503,720       $   2,988,307
  Net realized loss from investments and foreign currency transactions .............       (29,002,331)        (24,805,823)
  Net unrealized appreciation (depreciation) on investments and deferred taxes .....       116,072,731         (20,073,422)
                                                                                       -----------------------------------
    Net increase (decrease) in net assets resulting from operations ................        88,574,120         (41,890,938)

 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................................................................        (2,683,606)         (2,577,815)
   Class 2 .........................................................................          (248,619)           (175,034)
  Net realized gains: ..............................................................
   Class 1 .........................................................................                --          (1,492,419)
   Class 2 .........................................................................                --            (107,443)

 Fund share transactions (Note 2): .................................................
   Class 1 .........................................................................        10,596,242          60,604,424
   Class 2 .........................................................................         8,899,041          10,581,714
                                                                                       -----------------------------------
    Net increase in net assets .....................................................       105,137,178          24,942,489

Net assets:
 Beginning of period ...............................................................       197,970,742         173,028,253
                                                                                       -----------------------------------
 End of period .....................................................................     $ 303,107,920       $ 197,970,742
                                                                                       ===================================
Undistributed net investment income included in net assets:
 End of period .....................................................................     $   1,081,233       $   2,509,738
                                                                                       ===================================

                       See Notes to Financial Statements.

                                                                          TD-17
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 1999, the Fund has investments with a value of approximately $11 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TD-18

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                 YEAR ENDED
                                                       JUNE 30, 1999               DECEMBER 31, 1998
                                                -----------------------------------------------------------
                                                    SHARES        AMOUNT          SHARES         AMOUNT
CLASS 1 SHARES:                                 -----------------------------------------------------------
Shares sold ...................................   2,575,436    $ 14,389,727     11,021,993    $ 62,483,672
Shares issued on reinvestment of distributions           --              --        591,604       4,070,234
Shares redeemed ...............................    (714,341)     (3,793,485)    (1,052,335)     (5,949,482)
                                                ----------------------------------------------------------
Net increase ..................................   1,861,095    $ 10,596,242     10,561,262    $ 60,604,424
                                                ==========================================================

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                       JUNE 30, 1999                DECEMBER 31, 1998
                                                -------------------------------------------------------------
                                                    SHARES        AMOUNT          SHARES          AMOUNT
CLASS 2 SHARES:                                 ------------- -------------- --------------- ----------------
Shares sold ...................................   2,346,236    $ 14,403,730      4,365,526    $  23,618,013
Shares issued on reinvestment of distributions           --              --         41,058          282,477
Shares redeemed ...............................    (862,310)     (5,504,689)    (2,472,343)     (13,318,776)
                                                -----------------------------------------------------------
Net increase ..................................   1,483,926    $  8,899,041      1,934,241    $  10,581,714
                                                ===========================================================

                                                                          TD-19
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE   AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------------
     0.15%      First $200 million
     0.135%     Over $200 million, up to and including $700 million
     0.10%      Over $700 million, up to and including $1.2 billion
     0.075%     Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $277,848,169 was as follows:

          Unrealized appreciation .............  $  55,757,500
          Unrealized depreciation .............    (33,521,961)
                                                 -------------
          Net unrealized appreciation .........  $  22,235,539
                                                 =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on sales of securities and foreign currencies.

At December 31, 1998, the Fund had tax basis capital losses of $22,600,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

At December 31, 1998, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $1,500,000. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $84,992,457 and $71,659,519, respectively.

TD-20

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

Tax Designation

At December 31, 1998, more than 50% of the Templeton Developing Markets Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly to them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in March 1999.

                                          CLASS 1                                CLASS 2
                          ------------------------------------------------------------------------------
                              FOREIGN TAXES      FOREIGN SOURCE       FOREIGN TAXES      FOREIGN SOURCE
COUNTRY                    WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------------------------------
Argentina ...............        $0.0000             $0.0030             $0.0000            $0.0027
Botswana ................         0.0000              0.0004              0.0000             0.0004
Brazil ..................         0.0045              0.0132              0.0045             0.0118
Chile ...................         0.0001              0.0004              0.0001             0.0003
China ...................         0.0000              0.0004              0.0000             0.0003
Greece ..................         0.0000              0.0007              0.0000             0.0006
Ghana ...................         0.0000              0.0002              0.0000             0.0002
Hong Kong ...............         0.0000              0.0081              0.0000             0.0073
Hungary .................         0.0001              0.0006              0.0001             0.0005
India ...................         0.0000              0.0029              0.0000             0.0026
Indonesia ...............         0.0001              0.0003              0.0001             0.0003
Kenya ...................         0.0002              0.0012              0.0002             0.0011
Korea (South) ...........         0.0004              0.0012              0.0004             0.0011
Malaysia ................         0.0014              0.0030              0.0014             0.0027
Mexico ..................         0.0000              0.0032              0.0000             0.0029
Pakistan ................         0.0004              0.0013              0.0004             0.0012
Peru ....................         0.0000              0.0010              0.0000             0.0009
Philippines .............         0.0001              0.0002              0.0001             0.0002
Poland ..................         0.0004              0.0014              0.0004             0.0012
Russia ..................         0.0001              0.0006              0.0001             0.0005
Singapore ...............         0.0018              0.0039              0.0018             0.0035
Slovak Republic .........         0.0001              0.0006              0.0001             0.0006
South Africa ............         0.0000              0.0087              0.0000             0.0078
Sri Lanka ...............         0.0000              0.0002              0.0000             0.0002
Thailand ................         0.0001              0.0004              0.0001             0.0004
Turkey ..................         0.0000              0.0025              0.0000             0.0023
Venezuela ...............         0.0000              0.0004              0.0000             0.0004
Zimbabwe ................         0.0000              0.0002              0.0000             0.0002
                                 ------------------------------------------------------------------
TOTAL ...................        $0.0098             $0.0602             $0.0098            $0.0542
                                 ==================================================================

                                                                          TD-21
PAGE

                                                    TEMPLETON INTERNATIONAL FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON INTERNATIONAL FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN THE EQUITY SECURITIES
OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------
The six months under review started with a sell-off in Latin American equity markets when Brazilian authorities devalued the real in January. But many investors seemed to realize that the devaluation was a wise decision and, helped by rising commodity prices, stabilizing currencies, and relatively cheap valuations, Latin American and Asian equity markets were performing well by the end of the reporting period. In Europe, weakening economic growth in Germany and Italy slowed down those countries' equity markets.

With currency volatility around the world declining and evidence of economic recovery in Asia and Latin America, many of our relatively large holdings of Asian, Latin American and cyclical stocks helped the fund's performance. Some of these top performers included Telefonos de Mexico SA (Telmex), Sony Corp., Hong Kong Telecommunications Ltd., and Perez Companc SA, which appreciated significantly during the period in review.

Throughout the period, our analysts scoured the globe looking for out-of-favor securities trading at depressed levels relative to long-term "normalized" earnings. Normalized represents what a company can earn in the middle of a typical economic cycle and requires us to estimate earnings and cash flow for the next five years.

[GRAPHIC OMITTED]



                                                                           TI-1
PAGE

TOP 10 EQUITY HOLDINGS
Templeton International Fund
6/30/99

COMPANY,
INDUSTRY,                      % OF TOTAL
COUNTRY                        NET ASSETS
-----------------------------------------
Sony Corp.
Appliances & Household
Durables, Japan                     2.2%

Koninklijke Philips
Electronics NV
Electrical & Electronics,
Netherlands                         1.9%

Nintendo Co. Ltd.
Recreation & Other
Consumer Goods, Japan               1.9%

Volvo AB, B
Automobiles, Sweden                 1.8%

Merita AS
Banking, Finland                    1.8%

Alcatel SA
Electrical & Electronics,
France                              1.8%

Zurich Allied AG
Insurance, Switzerland              1.7%

Repsol SA
Energy Sources, Spain               1.5%

Teva Pharmaceutical
Industries Ltd., ADR
Health & Personal Care,
Israel                              1.5%

AXA SA
Financial Services, France          1.5%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

Following this value-based approach resulted in an 17.24% allocation to "emerging markets" and the fund's portfolio being underweighted in European securities and underweighted in Japan relative to the Morgan Stanley Capital International/registered trademark/ Europe, Australasia, Far East (MSCI EAFE) Index.(1) Consistent with our low-turnover approach, we made only modest industry or country weighting changes during the period. The fund's European exposure declined slightly, from 58.6% to 52.0% of total net assets, while our Asian exposure increased, from 12.5% to 17.6%. Our Australia/New Zealand weighting increased from 4.4% to 6.9%, and favorable market conditions in Latin America caused our holdings there to increase, from 9.2% to 10.7%. We made no major shifts in industry holdings during the period under review.

In Asia, we increased the fund's Japanese exposure through the purchase of a handful of what we believed were undervalued shares. We added to our Sony Corp. holdings and established new positions in Nintendo Co. Ltd., Nippon Telegraph & Telephone Corp., and Nomura Securities Co. Ltd., a company which had struggled with short-term earnings shortfalls. As a result of this activity, our total Japanese weighting increased from 2.2% on December 31, 1998, to 7.3% on June 30, 1999. We pared back a number of Hong Kong positions but remained overweighted in that area, and we added a small position in Korea Telecom Corp., ADR, due to its low valuation and indications that Korea's economy may be recovering.

In Europe, we reduced the fund's exposure to banking and financial services companies, trimming our holdings of Bank Austria AG, AXA SA, and National Westminster Bank PLC, and eliminating our position in Banque Nationale de Paris because we believed them to be fully valued. We also sold some holdings in telecommunications companies, such as Telecom Italia SpA, di Risp and British Telecommunications PLC. While our European activity was primarily on the sell side, we did add to a few selective positions, most notably Dutch chemical company Akzo Nobel NV, and we initiated a position in Repsol SA, a Spanish oil company. We also took advantage of short-term weakness in UK retailer Marks & Spencer PLC to build a position in that stock.


(1) Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged MSCI EAFE Index measures the performance of approximately 1,000 companies representing the stock markets of 21 countries, and includes reinvested dividends. One cannot invest directly in an index.

TI-2

PAGE

Looking forward, we remain positively disposed toward international markets over the long term but are concerned with high short-term valuations of many stocks. By purchasing out-of-favor securities trading at low valuations and maintaining a diversified portfolio, we attempt to reduce volatility while positioning the fund for strong, long-term performance. Our rebound in 1999 after a difficult 1998 would seem to vindicate this approach.

Of course, it is important to remember that investments in foreign securities involve special risks, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the fund is invested. Emerging markets involve similar but heightened risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid- or large-company securities. These risks are discussed in the prospectus.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

We thank our shareholders for their support and look forward to serving you in the future.

Sincerely,

/s/ Peter A. Nori
-----------------
Peter A. Nori
Portfolio Manager
Templeton International Fund



                                                                           TI-3
PAGE

TEMPLETON
INTERNATIONAL FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Fund - Class 1
Periods ended 6/30/99
                                                                                        SINCE
                                                                                     INCEPTION
                                             6-MONTH        1-YEAR        5-YEAR      (5/1/92)
------------------------------------------------------------------------------------------------
Cumulative Total Return                        10.28%         5.34%       103.38%       166.83%
Average Annual
Total Return                                   10.28%         5.34%        15.25%        14.69%
Value of $10,000
Investment                                  $  11,028     $  10,534     $  20,338     $  26,683

                               6/30/95        6/30/96       6/30/97       6/30/98       6/30/99
------------------------------------------------------------------------------------------------
One-Year
Total Return                    11.42%         18.83%        27.97%        13.95%         5.34%

          Past performance cannot predict or guarantee future results.

TI-4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Highlights

                                                                                     CLASS 1
                                                -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999       ------------------------------------------------------------
                                                (UNAUDITED)/dagger/      1998         1997         1996         1995         1994
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ...........  $  20.69             $  20.18     $  18.40     $  15.13     $  13.22     $  13.83
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................       .27                  .60          .49          .43          .23          .12
 Net realized and unrealized gains (losses) ....      1.44                 1.29         2.01         3.15         1.83         (.42)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............      1.71                 1.89         2.50         3.58         2.06         (.30)
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................      (.57)                (.49)        (.51)        (.24)        (.10)        (.08)
 Net realized gains ............................     (1.98)                (.89)        (.21)        (.07)        (.05)        (.23)
                                                  ---------------------------------------------------------------------------------
Total distributions ............................     (2.55)               (1.38)        (.72)        (.31)        (.15)        (.31)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................  $  19.85             $  20.69     $  20.18     $  18.40     $  15.13     $  13.22
                                                  =================================================================================
Total return* ..................................    10.28%                9.33%       13.95%       24.04%       15.78%      (2.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $996,311             $980,470     $938,410     $682,984     $353,141     $150,090
Ratios to average net assets:
 Expenses .......................................      85%**               .86%         .81%         .65%         .71%         .83%
 Net investment income .........................     2.79%**              2.81%        2.70%        3.23%        2.36%        1.89%
Portfolio turnover rate ........................    19.90%               29.56%       16.63%        9.46%        5.19%        6.32%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                                                                           TI-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Highlights (continued)

                                                                           CLASS 2
                                                  ----------------------------------------------------------
                                                        SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 1999          ---------------------------
                                                   (UNAUDITED)/dagger//dagger/       1998       1997/dagger/
                                                  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........    $ 20.61                         $ 20.14       $ 18.40
                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................        .25                             .59           .07
 Net realized and unrealized gains ............       1.42                            1.25          1.67
                                                  ----------------------------------------------------------
Total from investment operations ..............       1.67                            1.84          1.74
                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.53)                           (.48)           --
 Net realized gains ...........................      (1.98)                           (.89)           --
                                                  ----------------------------------------------------------
Total distributions ...........................      (2.51)                          (1.37)           --
                                                  ----------------------------------------------------------
Net asset value, end of period ................    $ 19.77                         $ 20.61       $ 20.14
                                                  ==========================================================
Total return* .................................     10.09%                           9.08%         9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $81,170                         $39,886       $17,606
Ratios to average net assets:
 Expenses .....................................      1.10%**                         1.11%         1.13%**
 Net investment income ........................      2.64%**                         2.69%         1.14%**
Portfolio turnover rate .......................     19.90%                          29.56%        16.63%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TI-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                  COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.1%
     AEROSPACE & MILITARY TECHNOLOGY .2%
     Hong Kong Aircraft Engineering Co. Ltd. .............       Hong Kong       1,160,200     $    2,242,987
                                                                                               --------------
     APPLIANCES & HOUSEHOLD DURABLES 2.1%
     Sony Corp. ..........................................         Japan           215,200         23,201,917
                                                                                               --------------
     AUTOMOBILES 4.5%
     Autoliv Inc., SDR ...................................        Sweden           358,450         10,919,613
     Fiat SpA ............................................         Italy         2,552,500          8,112,617
     Volkswagen AG .......................................        Germany          156,000         10,065,917
     Volvo AB, B .........................................        Sweden           672,100         19,486,315
                                                                                               --------------
                                                                                                   48,584,462
                                                                                               --------------
     BANKING 9.7%
     Australia & New Zealand Banking Group Ltd. ..........       Australia       1,745,350         12,833,660
     Banco Popular Espanol SA ............................         Spain            64,000          4,603,486
 *   Bangkok Bank Public Co. Ltd., fgn. ..................       Thailand        2,763,800         10,343,170
     Bank Austria AG, 144A ...............................        Austria          230,146         12,104,203
     Credicorp Ltd. ......................................         Peru            292,160          3,213,760
     Foreningssparbanken AB, A ...........................        Sweden           228,000          3,218,066
     HSBC Holdings PLC, ADR ..............................       Hong Kong          30,100         10,978,818
     Merita AS ...........................................        Finland        3,400,000         19,319,377
     National Bank of Canada .............................        Canada           440,000          5,802,528
     National Westminster Bank PLC .......................    United Kingdom       574,342         12,167,265
     Unidanmark AS, A ....................................        Denmark          150,000         10,011,123
                                                                                               --------------
                                                                                                  104,595,456
                                                                                               --------------
     BUILDING MATERIALS & COMPONENTS .7%
     Caradon PLC .........................................    United Kingdom     3,265,240          7,694,483
                                                                                               --------------
     CHEMICALS 3.1%
     Akzo Nobel NV .......................................      Netherlands        352,800         14,844,014
     BASF AG .............................................        Germany          273,530         12,016,477
     Kemira OY ...........................................        Finland        1,088,632          6,578,719
                                                                                               --------------
                                                                                                   33,439,210
                                                                                               --------------
     DATA PROCESSING & REPRODUCTION 1.1%
 *   Newbridge Networks Corp. ............................        Canada           418,260         12,024,975
                                                                                               --------------
     ELECTRICAL & ELECTRONICS 4.2% .......................
 *   ABB Ltd. ............................................      Switzerland         64,840          6,110,292
     Alcatel SA ..........................................        France           134,405         18,919,545
     Koninklijke Philips Electronics NV ..................      Netherlands        210,312         20,744,914
                                                                                               --------------
                                                                                                   45,774,751
                                                                                               --------------
     ENERGY SOURCES 5.4%
     Perez Companc SA, B .................................       Argentina       1,975,000         11,357,386
     Repsol SA ...........................................         Spain           807,000         16,477,880
     Shell Transport & Trading Co. PLC ...................    United Kingdom     1,913,742         14,336,022
     Societe Elf Aquitaine SA, Br. .......................        France           106,150         15,577,132
                                                                                               --------------
                                                                                                   57,748,420
                                                                                               --------------
     FINANCIAL SERVICES 5.2%
     AXA SA ..............................................        France           130,000         15,859,544
     ING Groep NV ........................................      Netherlands        214,846         11,631,860
     Lend Lease Corp. Ltd. ...............................       Australia       1,040,000         14,279,005
     Nomura Securities Co. Ltd. ..........................         Japan         1,210,000         14,165,317
                                                                                               --------------
                                                                                                   55,935,726
                                                                                               --------------


                                                                           TI-7
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                        COUNTRY           SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FOOD & HOUSEHOLD PRODUCTS 2.5%
     Illovo Sugar Ltd. .........................................     South Africa        3,005,800     $     3,312,382
     Northern Foods PLC ........................................    United Kingdom       2,868,307           5,900,099
     Panamerican Beverages Inc., A .............................        Mexico             290,000           6,905,625
     Tate & Lyle PLC ...........................................    United Kingdom       1,763,000          11,053,139
                                                                                                       ---------------
                                                                                                            27,171,245
                                                                                                       ---------------
     FOREST PRODUCTS & PAPER 1.8%
     Stora Enso OYJ, R .........................................        Finland            400,000           4,289,987
     Stora Enso OYJ, R, fgn. ...................................        Finland            435,426           4,711,737
     UPM-Kymmene Corp. .........................................        Finland            351,000          10,062,700
                                                                                                       ---------------
                                                                                                            19,064,424
                                                                                                       ---------------
     HEALTH & PERSONAL CARE 3.2%
     Medeva PLC ................................................    United Kingdom       3,190,000           5,229,343
     Rhone-Poulenc SA, A .......................................        France             279,800          12,785,334
     Teva Pharmaceutical Industries Ltd., ADR ..................        Israel             335,200          16,424,800
                                                                                                       ---------------
                                                                                                            34,439,477
                                                                                                       ---------------
     INDUSTRIAL COMPONENTS .5%
     Madeco Manufacturera de Cobre SA, ADR .....................         Chile             190,000           1,923,750
     Yamato Kogyo Co. Ltd. .....................................         Japan             446,000           3,246,249
                                                                                                       ---------------
                                                                                                             5,169,999
                                                                                                       ---------------
     INSURANCE 7.4%
     Ace Ltd. ..................................................        Bermuda            320,545           9,055,396
     AXA China Region Ltd. .....................................       Hong Kong        11,930,000           9,533,114
     Muenchener Rueckversicherungs-Gesellschaft ................        Germany             27,260           5,136,024
 *   Muenchener Rueckversicherungs-Gesellschaft, 144A ..........        Germany             27,260           5,088,232
     Partnerre Ltd. ............................................        Bermuda            269,000          10,053,875
     Scor SA ...................................................        France             250,000          12,400,743
     XL Capital Ltd., A ........................................        Bermuda            170,450           9,630,425
     Zurich Allied AG ..........................................      Switzerland           32,300          18,366,911
                                                                                                       ---------------
                                                                                                            79,264,720
                                                                                                       ---------------
     MACHINERY & ENGINEERING .6%
     Invensys PLC ..............................................    United Kingdom       1,318,675           6,246,049
                                                                                                       ---------------
     MERCHANDISING 3.3%
     David Jones Ltd. ..........................................       Australia         2,225,500           2,180,130
     Marks & Spencer PLC .......................................    United Kingdom       2,243,000          12,939,977
     Safeway PLC ...............................................    United Kingdom       3,247,408          12,988,711
     Storehouse ................................................    United Kingdom       3,498,781           7,527,877
                                                                                                       ---------------
                                                                                                            35,636,695
                                                                                                       ---------------
     METALS & MINING 5.5%
     Angang New Steel Company Ltd., H, 144A ....................         China          22,414,000           3,351,043
     Anglo American Platinum Corp. Ltd. ........................     South Africa          349,009           8,143,254
     Boehler Uddeholm AG .......................................        Austria             31,505           1,559,168
     Boehler Uddeholm AG, 144A .................................        Austria             33,800           1,672,746
     British Steel PLC .........................................    United Kingdom       4,090,000          10,588,924
     Chongqing Iron & Steel Ltd., H ............................         China          25,564,000           2,471,114
     Ispat International NV, A .................................      Netherlands          227,600           2,517,825
     Pechiney SA, A ............................................        France             136,212           5,854,714
     Pohang Iron & Steel Co. Ltd. ..............................      South Korea           85,000          10,597,000
     WMC Ltd. ..................................................       Australia         2,870,000          12,328,766
                                                                                                       ---------------
                                                                                                            59,084,554
                                                                                                       ---------------

TI-8

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                  COUNTRY           SHARES            VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MULTI-INDUSTRY 5.1%
     Alfa SA de CV, A ....................................        Mexico           2,110,000     $     8,820,769
     Broken Hill Proprietary Co. Ltd. ....................       Australia         1,210,543          14,022,043
     Cheung Kong Holdings Ltd. ...........................       Hong Kong           850,000           7,559,110
     Elementis PLC .......................................    United Kingdom       2,052,331           3,412,896
     Next PLC ............................................    United Kingdom       1,255,500          15,257,881
     Saab AB, B ..........................................        Sweden             726,900           5,642,837
                                                                                                 ---------------
                                                                                                      54,715,536
                                                                                                 ---------------
     REAL ESTATE .4%
     New Asia Realty and Trust Co. Ltd., A ...............       Hong Kong         2,670,000           4,060,653
                                                                                                 ---------------
     RECREATION & OTHER CONSUMER GOODS 1.8%
     Nintendo Co. Ltd. ...................................         Japan             143,500          19,976,661
                                                                                                 ---------------
     TELECOMMUNICATIONS 11.3%
 *   Cable & Wireless Optus Ltd., 144A ...................       Australia         3,417,600           7,781,668
     Cia de Telecomunicaciones de Chile SA, ADR ..........         Chile             431,500          10,679,625
     Hong Kong Telecommunications Ltd. ...................       Hong Kong         5,427,349          14,095,012
     Koninklijke KPN NV ..................................      Netherlands          263,235          12,351,441
 *   Korea Telecom Corp., ADR ............................      South Korea          104,200           4,168,000
     Nippon Telegraph & Telephone Corp. ..................         Japan               1,210          14,095,340
 *   Telecom Italia SpA, di Risp .........................         Italy           2,252,750          12,254,570
     Telecomunicacoes Brasileiras SA, ADR ................        Brazil             156,170          14,084,582
     Telefonica de Argentina SA, ADR .....................       Argentina           368,800          11,571,100
     Telefonica del Peru SA, ADR .........................         Peru               29,000             438,625
     Telefonica del Peru SA, B ...........................         Peru            3,000,000           4,506,071
     Telefonos de Mexico SA (Telmex), ADR ................        Mexico             191,300          15,459,431
                                                                                                 ---------------
                                                                                                     121,485,465
                                                                                                 ---------------
     TRANSPORTATION 3.7%
     Hitachi Zosen Corp. .................................         Japan           3,342,000           4,031,163
     Koninklijke Nedlloyd Groep NV .......................      Netherlands          216,300           5,353,408
     Mayne Nickless Ltd., A ..............................       Australia         3,227,820          11,045,691
     Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom         833,414          12,538,912
     Singapore Airlines Ltd., fgn. .......................       Singapore           736,500           7,008,106
                                                                                                 ---------------
                                                                                                      39,977,280
                                                                                                 ---------------
     UTILITIES ELECTRICAL & GAS 8.8%
     Evn AG ..............................................        Austria             48,600           7,106,816
     Gener SA, ADR .......................................         Chile             303,800           5,392,450
     Hong Kong Electric Holdings Ltd. ....................       Hong Kong         4,062,365          13,089,456
     Iberdrola SA, Br. ...................................         Spain             807,900          12,305,541
     Korea Electric Power Corp. ..........................      South Korea          269,000          11,178,315
     National Grid Group PLC .............................    United Kingdom         953,785           6,633,738
     National Power PLC ..................................    United Kingdom       1,972,900          14,328,263
     Thames Water Group PLC ..............................    United Kingdom         747,372          11,862,861
     Veba AG .............................................        Germany            221,850          13,086,336
                                                                                                 ---------------
                                                                                                      94,983,776
                                                                                                 ---------------
     TOTAL COMMON STOCKS (COST $831,477,267)..............                                           992,518,921
                                                                                                 ---------------

                                                                           TI-9

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                        COUNTRY        SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
        PREFERRED STOCKS 2.0%
        Banco Bradesco SA, pfd. ...................................................     Brazil       896,769,450   $    4,605,378
        Cia Vale do Rio Doce, A, ADR, pfd. ........................................     Brazil           350,400        6,958,014
        Lojas Americanas SA, pfd. .................................................     Brazil       238,431,408          952,365
  *     Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................     Brazil           156,170            9,761
  *     Telecomunicacoes de Minas Gerais Celular Telemig, pfd. ....................     Brazil         1,705,000           15,323
        Telesp Participacoes SA, pfd. .............................................     Brazil         4,866,533          115,242
        Telesp Participacoes SA, ADR, pfd. ........................................     Brazil           334,800        7,658,550
        Usinas Siderurgicas de Minas Gerais, Reg S, ADR, pfd. .....................     Brazil           320,000        1,088,274
                                                                                                                   --------------
        TOTAL PREFERRED STOCKS (COST $31,863,329)..................................                                    21,402,907
                                                                                                                   --------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT**
                                                                                                    ------------
        SHORT TERM INVESTMENT (COST $12,794,920) 1.2%
        Fannie Mae, 4.90%, 9/08/99 ................................................ United States   $ 12,918,000       12,798,160
                                                                                                                   --------------
        TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $876,135,516)..........                                 1,026,719,988
                                                                                                                   --------------
    (A) REPURCHASE AGREEMENT (COST $43,001,000) 4.0%
        Paine Webber, 4.80%, 7/01/99 (Maturity Value $43,006,733)
        Collaterized by U.S. Treasury Bonds and Notes ............................. United States     43,001,000       43,001,000
                                                                                                                   --------------
        TOTAL INVESTMENTS (COST $919,136,516) 99.3%................................                                 1,069,720,988
        OTHER ASSETS, LESS LIABILITIES .7% ........................................                                     7,759,521
                                                                                                                   --------------
        TOTAL NET ASSETS 100.0% ...................................................                                $1,077,480,509
                                                                                                                   ==============

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A)AT JUNE 30, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                       See Notes to Financial Statements.

TI-10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $876,135,516) ...........................    $1,026,719,988
 Repurchase agreement, at value and cost ...........................................        43,001,000
 Receivables:
  Fund shares sold .................................................................         2,683,348
  Dividends and interest ...........................................................         6,265,179
                                                                                        --------------
   Total assets ....................................................................     1,078,669,515
                                                                                        --------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................           105,369
  To affiliates ....................................................................           698,020
 Funds advanced by custodian .......................................................            34,450
 Accrued expenses ..................................................................           351,167
                                                                                        --------------
   Total liabilities ...............................................................         1,189,006
                                                                                        --------------
Net assets, at value ...............................................................    $1,077,480,509
                                                                                        --------------
Net assets consist of:
 Undistributed net investment income ...............................................    $   14,883,588
 Net unrealized appreciation .......................................................       150,584,472
 Accumulated net realized gain .....................................................        59,022,909
 Beneficial shares .................................................................       852,989,540
                                                                                        --------------
Net assets, at value ...............................................................    $1,077,480,509
                                                                                        ==============
CLASS 1:
 Net asset value per share ($996,310,751 /divided by/ 50,203,995 shares outstanding)    $        19.85
                                                                                        ==============
CLASS 2:
 Net asset value per share ($81,169,758 /divided by/ 4,105,074 shares outstanding)..    $        19.77
                                                                                        ==============

                       See Notes to Financial Statements.

                                                                          TI-11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $1,789,958)
 Dividends ...................................................    $ 17,654,395
 Interest ....................................................         883,934
                                                                  ------------
   Total investment income ...................................                     $ 18,538,329
Expenses:
 Management fees (Note 3) ....................................       3,511,590
 Administrative fees (Note 3) ................................         493,227
 Distribution fees - Class 2 (Note 3) ........................          66,442
 Custodian fees ..............................................         177,000
 Reports to shareholders .....................................         121,000
 Professional fees ...........................................          14,000
 Other .......................................................           4,022
                                                                  ------------
   Total expenses ............................................                        4,387,281
                                                                                   ------------
    Net investment income ....................................                       14,151,048
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      60,537,527
  Foreign currency transactions ..............................      (1,229,829)
                                                                  ------------
   Net realized gain .........................................                       59,307,698
   Net unrealized appreciation on investments ................                       30,280,684
                                                                                   ------------
Net realized and unrealized gain .............................                       89,588,382
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $103,739,430
                                                                                   ============

                               See Notes to Financial Statements.

TI-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                            JUNE 30, 1999         YEAR ENDED
                                                                             (UNAUDITED)       DECEMBER 31, 1998
                                                                          --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $   14,151,048       $   28,896,330
  Net realized gain from investments and foreign currency transactions         59,307,698           95,878,753
  Net unrealized appreciation (depreciation) on investments ...........        30,280,684          (37,191,402)
                                                                           -----------------------------------
    Net increase in net assets resulting from operations ..............       103,739,430           87,583,681

 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................       (26,406,410)         (22,916,242)
   Class 2 ............................................................        (1,047,921)            (505,990)
  Net realized gains:
   Class 1 ............................................................       (91,727,528)         (40,971,463)
   Class 2 ............................................................        (3,898,692)            (929,242)

 Fund share transactions (Note 2):
   Class 1 ............................................................        38,991,551           22,012,097
   Class 2 ............................................................        37,473,915           20,066,468
                                                                           -----------------------------------
    Net increase in net assets ........................................        57,124,345           64,339,309

Net assets:
 Beginning of period ..................................................     1,020,356,164          956,016,855
                                                                           -----------------------------------
 End of period ........................................................    $1,077,480,509       $1,020,356,164
                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................    $   14,883,588       $   28,186,871
                                                                           ===================================

                       See Notes to Financial Statements.

                                                                          TI-13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B.  FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TI-14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                   DECEMBER 31, 1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................     9,505,422    $  168,861,508       6,749,923    $  142,271,216
Shares issued on reinvestment of distributions             --                --       3,071,524        63,887,704
Shares redeemed ...............................    (6,701,117)     (129,869,957)     (8,923,288)     (184,146,823)
                                                -----------------------------------------------------------------
Net increase ..................................     2,804,305    $   38,991,551         898,159    $   22,012,097
                                                =================================================================

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                    DECEMBER 31, 1998
                                                --------------------------------------------------------------------
                                                     SHARES            AMOUNT           SHARES           AMOUNT
CLASS 2 SHARES:                                 --------------------------------------------------------------------
Shares sold ...................................     32,878,220    $  630,297,005       8,195,067    $  161,830,748
Shares issued on reinvestment of distributions              --                --          69,167         1,435,233
Shares redeemed ...............................    (30,708,657)     (592,823,090)     (7,203,053)     (143,199,513)
                                                ------------------------------------------------------------------
Net increase ..................................      2,169,563    $   37,473,915       1,061,181    $   20,066,468
                                                ==================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------------
     0.75%       First $200 million
     0.675%      Over $200 million, up to and including $1.3 billion
     0.60%       Over $1.3 billion


                                                                          TI-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------------
     0.15%       First $200 million
     0.135%      Over $200 million, up to and including $700 million
     0.10%       Over $700 million, up to and including $1.2 billion
     0.075%      Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

          Unrealized appreciation .............  $ 238,792,231
          Unrealized depreciation .............    (88,207,759)
                                                 -------------
          Net unrealized appreciation .........  $ 150,584,472
                                                 =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $192,871,454 and $205,822,013, respectively.

TI-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

Tax Designation

At December 31, 1998, more than 50% of the Templeton International Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly to them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in March 1999.


                                          CLASS 1                                CLASS 2
                          ------------------------------------------------------------------------------
                              FOREIGN TAXES      FOREIGN SOURCE       FOREIGN TAXES      FOREIGN SOURCE
COUNTRY                    WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------------------------------
 Argentina ..............        $0.0000             $0.0101             $0.0000            $0.0096
 Australia ..............         0.0051              0.0455              0.0051             0.0430
 Austria ................         0.0008              0.0052              0.0008             0.0049
 Bermuda ................         0.0000              0.0055              0.0000             0.0052
 Brazil .................         0.0093              0.0538              0.0093             0.0508
 Canada .................         0.0010              0.0054              0.0010             0.0051
 Chile ..................         0.0009              0.0028              0.0009             0.0026
 China ..................         0.0000              0.0020              0.0000             0.0019
 Denmark ................         0.0020              0.0106              0.0020             0.0100
 Finland ................         0.0045              0.0235              0.0045             0.0222
 France .................         0.0053              0.0402              0.0053             0.0380
 Germany ................         0.0002              0.0017              0.0002             0.0016
 Hong Kong ..............         0.0012              0.0395              0.0012             0.0374
 Indonesia ..............         0.0001              0.0004              0.0001             0.0004
 Israel .................         0.0004              0.0013              0.0004             0.0012
 Italy ..................         0.0018              0.0105              0.0018             0.0100
 Japan ..................         0.0004              0.0021              0.0004             0.0019
 Korea (South) ..........         0.0004              0.0020              0.0004             0.0019
 Mexico .................         0.0000              0.0119              0.0000             0.0112
 Netherlands ............         0.0037              0.0190              0.0037             0.0180
 New Zealand ............         0.0009              0.0041              0.0009             0.0039
 Norway .................         0.0019              0.0107              0.0019             0.0101
 Peru ...................         0.0000              0.0047              0.0000             0.0044
 Singapore ..............         0.0005              0.0016              0.0005             0.0015
 South Africa ...........         0.0000              0.0091              0.0000             0.0086
 Spain ..................         0.0028              0.0148              0.0028             0.0140
 Sweden .................         0.0035              0.0187              0.0035             0.0177
 Switzerland ............         0.0015              0.0091              0.0015             0.0086
 United Kingdom .........         0.0277              0.2024              0.0277             0.1913
                                 ------------------------------------------------------------------
 TOTAL ..................        $0.0759             $0.5682             $0.0759            $0.5370
                                 ==================================================================

                                                                          TI-17
PAGE

                                                            TEMPLETON STOCK FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON STOCK FUND SEEKS CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN VARIOUS NATIONS THROUGHOUT THE WORLD, INCLUDING THE U.S. AND EMERGING MARKETS.
--------------------------------------------------------------------------------
This semiannual report covers the six months ended June 30, 1999. During this time, economic restructuring contributed to impressive gains in many Asian and Latin American equity markets. Despite investor concerns about the possibility of rising interest rates, U.S. equities also delivered substantial returns. On the other hand, Europe provided mixed results, as a steady decline in the euro helped accentuate losses in U.S. dollar terms for some equity markets there. Thanks largely to our substantial investments in Latin America and Asia, the fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) World Index.(1)

ASIA

During the six months under review, many Asian stock markets delivered strong returns, as numerous currencies stabilized. In Japan, several companies announced corporate restructuring plans which were well received by investors, contributing to the strong performance of its equity market. Although we have underweighted Japan relative to the MSCI World Index during the last few years, we increased our Japanese exposure during the reporting period through purchases such as Nippon Telephone & Telegraph Corp., one of the world's largest telecommunications companies, and investment bank Nomura Securities Co. Ltd. Hong Kong's market was also an outstanding performer, and the value of our positions in HSBC Holdings PLC, the large, UK-based Asian banking conglomerate, and Hutchison Whampoa Ltd., the large real estate and telecom company, appreciated significantly.



(1) Source: Standard & Poor's/registered trademark/ Micropal. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

[GRAPHIC OMITTED]




                                                                           TS-1
PAGE

TOP 10 COUNTRIES
REPRESENTED IN THE FUND
Templeton Stock Fund
6/30/99
                   % OF TOTAL
COUNTRY            NET ASSETS
-----------------------------
United States         21.2%

United Kingdom         9.2%

France                 8.1%

Japan                  6.1%

Australia              5.8%

Netherlands            5.5%

Hong Kong              5.3%

Canada                 4.0%

Germany                3.9%

Sweden                 3.3%

LATIN AMERICA

Following Brazil's devaluation of its real in January, the appointment of Arminio Fraga as President of Brazil's central bank helped rebuild confidence in the country, causing most Latin American stock and bond markets to improve dramatically. Attempting to take advantage of rising stock prices in the area, we sold our shares of companies such as YPF Sociedad Anonima, ADR and Brazil's Banco Bradesco SA, ADR. During the six months under review, our Latin American position decreased from 9.4% to 7.4%.

EUROPE

Many European equity markets suffered as a slowdown of exports to Asia and Latin America fundamentally impacted European businesses, and the war in Yugoslavia dampened investor enthusiasm throughout Western Europe. However, confident about the long-term potential of our European holdings, we continued to be overweight in Europe relative to the MSCI World Index. And although the general performance of our European holdings was not impressive, our position in Telecom Italia SpA, di Risp appreciated substantially as Italy-based Olivetti made a hostile takeover bid for the company.

NORTH AMERICA

On June 30, our U.S. weighting was substantially below that of its benchmark MSCI World Index because we believed that U.S. stocks were generally overvalued. Attempting to take advantage of these high valuations, we sold shares of Intel Corp. and Fannie Mae.


TS-2

PAGE

Looking forward, we are enthusiastic about the outlook for global equity markets, and are confident our value approach should enable us to provide attractive, long-term returns for shareholders. However, we are concerned about possible inflation. High unemployment in Europe could prompt increased government spending there, forcing central banks to raise interest rates to curb the inflationary effects of such spending. And, if strong demand put pressure on prices, rising U.S. interest rates could stifle market growth there.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that foreign securities investments involve special risks, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Emerging markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the fund's prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/ Mark R. Beveridge
---------------------------
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

TOP 10 EQUITY HOLDINGS
Templeton Stock Fund
6/30/99

COMPANY,
INDUSTRY,                     % OF TOTAL
COUNTRY                       NET ASSETS
----------------------------------------
Motorola Inc.
Electrical & Electronics,
United States                     2.6%

Sony Corp.
Appliances &
Household Durables,
Japan                             2.1%

Koninklijke Philips
Electronics NV
Electrical & Electronics,
Netherlands                       1.9%

Alcatel SA
Electrical & Electronics,
France                            1.7%

Antec Corp.
Electrical & Electronics,
United States                     1.7%

Nortel Networks Corp.
Telecommunications,
Canada                            1.6%

Georgia-Pacific Corp.
Forest Products & Paper,
United States                     1.6%

Fannie Mae
Financial Services,
United States                     1.5%

News Corp. Ltd.
Broadcasting, Australia           1.5%

Zurich Allied AG
Insurance, Switzerland            1.5%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.
                                                                           TS-3
PAGE

TEMPLETON STOCK FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Stock Fund -- Class 1
 Periods ended 6/30/99
                                                                                       SINCE
                                                                                    INCEPTION
                              6-MONTH        1-YEAR        5-YEAR       10-YEAR     (8/31/88)
-----------------------------------------------------------------------------------------------
Cumulative Total Return         12.64%         3.09%        97.27%       239.29%       266.79%

Average Annual
Total Return                    12.64%         3.09%        14.56%        13.00%        12.73%

Value of $10,000
Investment                   $  11,264     $  10,309     $  19,727     $  23,929     $ 36,679


                               6/30/95       6/30/96       6/30/97       6/30/98       6/30/99
-----------------------------------------------------------------------------------------------
One-Year Total Return           15.07%        21.32%        27.06%         7.88%         3.09%

Past performance cannot predict or guarantee future results.

TS-4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Highlights

                                                                                   CLASS 1
                                                 --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1999     -----------------------------------------------------------
                                                 (UNAUDITED)/dagger/     1998       1997         1996         1995         1994
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ............    $ 21.07          $  23.19    $  22.88     $  20.83     $  16.94     $  17.53
                                                 --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................        .17               .39         .47          .41          .40          .26
 Net realized and unrealized gains (losses) .....       2.15               .04        2.11         3.88         3.80         (.64)
                                                 --------------------------------------------------------------------------------
Total from investment operations ................       2.32               .43        2.58         4.29         4.20         (.38)
                                                 --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................       (.37)             (.49)       (.40)        (.40)        (.27)        (.21)
 Net realized gains .............................      (1.74)            (2.06)      (1.87)       (1.84)        (.04)          --
                                                 --------------------------------------------------------------------------------
Total distributions .............................      (2.11)            (2.55)      (2.27)       (2.24)        (.31)        (.21)
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ..................    $ 21.28          $  21.07    $  23.19     $  22.88     $  20.83     $  16.94
                                                 ================================================================================
Total return* ...................................     12.64%             1.26%      11.88%       22.48%       25.24%      (2.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $620,428          $646,865    $732,248     $644,366     $498,777     $378,849
Ratios to average net assets:
 Expenses .......................................       .83%**            .89%        .81%         .65%         .66%         .73%
 Net investment income ..........................      1.67%**           1.65%       2.05%        2.06%        2.18%        1.81%
Portfolio turnover rate .........................     15.28%            37.27%      25.82%       23.40%       33.93%        5.10%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                                                                           TS-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Highlights (continued)

                                                                                 CLASS 2
                                                         ---------------------------------------------------------
                                                              SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 1999            -------------------------
                                                         (UNAUDITED)/dagger//dagger/       1998       1997/dagger/
                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................    $20.99                           $23.15        $21.62
                                                         ---------------------------------------------------------
Income from investment operations:
 Net investment income ..............................       .15                              .40           .06
 Net realized and unrealized gains (losses) .........      2.14                             (.03)         1.47
                                                         ---------------------------------------------------------
Total from investment operations ....................      2.29                              .37          1.53
                                                         ---------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.33)                            (.47)           --
 Net realized gains .................................     (1.74)                           (2.06)           --
                                                         ---------------------------------------------------------
Total distributions .................................     (2.07)                           (2.53)           --
                                                         ---------------------------------------------------------
Net asset value, end of period ......................    $21.21                           $20.99        $23.15
                                                         =========================================================
Total return* .......................................    12.46%                             .99%         7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $27,435                          $25,593       $16,414
Ratios to average net assets:
 Expenses ...........................................     1.08%**                          1.14%         1.14%**
 Net investment income ..............................     1.46%**                          1.37%          .75%**
Portfolio turnover rate .............................    15.28%                           37.27%        25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                              See Notes to Financial Statements.

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                    COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.4%
     AEROSPACE & MILITARY TECHNOLOGY 1.2%
     Boeing Co. ............................................     United States       182,500      $ 8,064,219
     Raytheon Co., A .......................................     United States           230           15,841
                                                                                                  -----------
                                                                                                    8,080,060
                                                                                                  -----------
     APPLIANCES & HOUSEHOLD DURABLES 2.3%
     Guangdong Kelon Electrical Holdings. Ltd., H ..........         China         1,123,000        1,309,878
     Sony Corp. ............................................         Japan           124,100       13,379,916
                                                                                                  -----------
                                                                                                   14,689,794
                                                                                                  -----------
     AUTOMOBILES 3.9%
     Fiat SpA ..............................................         Italy         1,307,680        4,156,203
     Ford Motor Co. ........................................     United States       117,000        6,603,188
     Volkswagen AG .........................................        Germany          102,400        6,607,371
     Volvo AB, B ...........................................        Sweden           269,200        7,804,964
                                                                                                  -----------
                                                                                                   25,171,726
                                                                                                  -----------
     BANKING 5.5%
     Australia & New Zealand Banking Group Ltd. ............       Australia         542,900        3,991,975
 *   Banca Nazionale Del Lavoro SpA ........................         Italy         1,781,960        5,619,505
     Banque Nationale de Paris .............................        France            62,054        5,170,633
     Deutsche Bank AG, Br. .................................        Germany          100,700        6,137,331
     HSBC Holdings PLC .....................................       Hong Kong         153,404        5,595,331
 *   Thai Farmers Bank Public Co. Ltd., fgn. ...............       Thailand        1,492,300        4,613,483
     Unidanmark AS, A ......................................        Denmark           69,100        4,611,791
                                                                                                  -----------
                                                                                                   35,740,049
                                                                                                  -----------
     BROADCASTING & PUBLISHING 1.4%
     News Corp. Ltd., ADR ..................................       Australia         112,400        3,969,125
     Television Broadcasts Ltd. ............................       Hong Kong       1,023,000        4,799,319
                                                                                                  -----------
                                                                                                    8,768,444
                                                                                                  -----------
     BUSINESS & PUBLIC SERVICES 2.5%
     Kurita Water Industries Ltd. ..........................         Japan           387,000        6,938,120
     Lex Service PLC .......................................    United Kingdom       221,020        2,032,804
     Waste Management Inc. .................................     United States       135,917        7,305,539
                                                                                                  -----------
                                                                                                   16,276,463
                                                                                                  -----------
     CHEMICALS 1.3%
     Akzo Nobel NV .........................................      Netherlands        195,200        8,213,014
                                                                                                  -----------
     DATA PROCESSING & REPRODUCTION 2.1%
 *   3Com Corp. ............................................     United States       215,800        5,759,163
 *   Newbridge Networks Corp. ..............................        Canada           274,200        7,883,250
                                                                                                  -----------
                                                                                                   13,642,413
                                                                                                  -----------
     ELECTRICAL & ELECTRONICS 9.0%
 *   ABB Ltd. ..............................................        Sweden            79,406        7,425,049
     Alcatel SA ............................................        France            78,835       11,097,223
 *   Antec Corp. ...........................................     United States       345,500       11,077,594
     Koninklijke Philips Electronics NV ....................      Netherlands        121,532       11,987,765
     Motorola Inc. .........................................     United States       175,800       16,657,050
                                                                                                  -----------
                                                                                                   58,244,681
                                                                                                  -----------
     ELECTRONIC COMPONENTS & INSTRUMENTS 2.4%
     Hewlett-Packard Co. ...................................     United States        85,000        8,542,500
     Intel Corp. ...........................................     United States       121,400        7,223,300
                                                                                                  -----------
                                                                                                   15,765,800
                                                                                                  -----------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                        COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ENERGY SOURCES 4.2%
     Norsk Hydro ASA ...........................................        Norway           185,300      $  6,990,676
     Perez Companc SA, B .......................................       Argentina         415,400         2,388,789
     Societe Elf Aquitaine SA, Br. .............................        France            61,320         8,998,490
 *   Total Fina SA, B ..........................................        France            67,497         8,707,719
                                                                                                      ------------
                                                                                                        27,085,674
                                                                                                      ------------
     FINANCIAL SERVICES 6.1%
     AXA SA ....................................................        France            57,091         6,964,902
     Fannie Mae ................................................     United States       144,200         9,859,675
     ING Groep NV ..............................................      Netherlands        157,637         8,534,539
     Lend Lease Corp. Ltd. .....................................       Australia         485,500         6,665,824
     Nomura Securities Co. Ltd. ................................         Japan           623,000         7,293,382
                                                                                                      ------------
                                                                                                        39,318,322
                                                                                                      ------------
     FOOD & HOUSEHOLD PRODUCTS 1.0%
     Archer-Daniels Midland Co. ................................     United States       434,170         6,702,499
                                                                                                      ------------
     FOREST PRODUCTS & PAPER 3.1%
 *   Asia Pulp & Paper Co. Ltd., ADR ...........................       Indonesia          29,000           279,125
     Carter Holt Harvey Ltd. ...................................      New Zealand      1,155,252         1,383,499
     Georgia-Pacific Corp. .....................................     United States       214,800        10,176,150
     Stora Enso OYJ, R .........................................        Finland          427,800         4,588,141
     Stora Enso OYJ, R, fgn. ...................................        Finland          313,540         3,392,811
                                                                                                      ------------
                                                                                                        19,819,726
                                                                                                      ------------
     HEALTH & PERSONAL CARE 5.6%
     Astrazeneca PLC ...........................................    United Kingdom       152,291         5,928,996
     Medeva PLC ................................................    United Kingdom     2,761,300         4,526,579
     Novartis AG ...............................................      Switzerland          2,236         3,264,968
     Nycomed Amersham PLC ......................................    United Kingdom       791,920         5,633,219
     Rhone-Poulenc SA, A .......................................        France           170,002         7,768,164
 *   Skyepharma PLC ............................................    United Kingdom     5,109,873         3,986,928
     Teva Pharmaceutical Industries Ltd., ADR ..................        Israel           107,400         5,262,600
                                                                                                      ------------
                                                                                                        36,371,454
                                                                                                      ------------
     INDUSTRIAL COMPONENTS 2.5%
     Goodyear Tire & Rubber Co. ................................     United States        99,000         5,822,438
     Granges AB ................................................        Sweden           379,525         6,428,088
     Yamato Kogyo Co. Ltd. .....................................         Japan           539,000         3,923,158
                                                                                                      ------------
                                                                                                        16,173,684
                                                                                                      ------------
     INSURANCE 7.5%
     Ace Ltd. ..................................................        Bermuda          176,500         4,986,125
     AXA China Region Ltd. .....................................       Hong Kong       3,440,000         2,748,861
     HIH Insurance Ltd. ........................................       Australia       2,303,465         2,851,125
     Muenchener Rueckversicherungs-Gesellschaft ................        Germany           13,445         2,533,156
 *   Muenchener Rueckversicherungs-Gesellschaft, 144A ..........        Germany           13,445         2,509,585
 *   Muenchener Rueckversicherungs-Gesellschaft, wts. ..........        Germany              419            13,395
     Partnerre Ltd. ............................................        Bermuda          144,400         5,396,950
     Reliastar Financial Corp. .................................     United States       204,700         8,955,625
     Torchmark Corp. ...........................................     United States       113,400         3,869,775
     XL Capital Ltd., A ........................................        Bermuda           92,100         5,203,650
     Zurich Allied AG ..........................................      Switzerland         17,000         9,666,795
                                                                                                      ------------
                                                                                                        48,735,042
                                                                                                      ------------
     LEISURE & TOURISM .6%
     Kuoni Reisen Holding AG, B ................................      Switzerland          1,065         4,106,957
                                                                                                      ------------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                           COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MACHINERY & ENGINEERING 1.9%
     Invensys PLC .................................................    United Kingdom     1,621,958     $  7,682,582
     New Holland NV ...............................................      Netherlands        259,400        4,442,225
                                                                                                        ------------
                                                                                                          12,124,807
                                                                                                        ------------
     MERCHANDISING 3.5%
     Home Depot Inc. ..............................................     United States       102,800        6,624,175
     Marks & Spencer PLC ..........................................    United Kingdom     1,067,200        6,156,729
     Safeway PLC ..................................................    United Kingdom     1,305,220        5,220,510
     Storehouse ...................................................    United Kingdom     2,067,800        4,449,020
                                                                                                        ------------
                                                                                                          22,450,434
                                                                                                        ------------
     METALS & MINING 1.8%
     Ispat International NV, A, Reg D .............................      Netherlands        228,000        2,522,250
     WMC Ltd. .....................................................       Australia       2,183,784        9,380,963
                                                                                                        ------------
                                                                                                          11,903,213
                                                                                                        ------------
     MULTI-INDUSTRY 4.0%
     Alfa SA de CV, A .............................................        Mexico         1,743,100        7,286,958
     Cheung Kong Holdings Ltd. ....................................       Hong Kong         815,000        7,247,852
     DESC SA de CV DESC, B ........................................        Mexico         4,018,300        4,419,486
     DESC SA de CV DESC, C ........................................        Mexico               800              897
     Hutchison Whampoa Ltd. .......................................       Hong Kong         802,100        7,262,355
                                                                                                        ------------
                                                                                                          26,217,548
                                                                                                        ------------
     REAL ESTATE .7%
     National Health Investors Inc. ...............................     United States       187,700        4,281,906
                                                                                                        ------------
     TELECOMMUNICATIONS 10.6%
     Cia de Telecomunicaciones de Chile SA, ADR ...................         Chile           117,300        2,903,175
     Hong Kong Telecommunications Ltd. ............................       Hong Kong       2,504,000        6,502,974
 *   Korea Telecom Corp., ADR .....................................      South Korea         88,900        3,556,000
 *   Mastec Inc. ..................................................     United States       340,323        9,614,125
     Nippon Telegraph & Telephone Corp. ...........................         Japan               675        7,863,103
     Nortel Networks Corp. ........................................        Canada           120,460       10,457,434
 *   Telecom Italia SpA ...........................................         Italy           763,200        7,913,763
     Telecomunicacoes Brasileiras SA, ADR .........................        Brazil            41,800        3,769,838
 *   Telefonica SA ................................................         Spain           142,300        6,854,525
     Telefonos de Mexico SA (Telmex), ADR .........................        Mexico           117,500        9,495,469
                                                                                                        ------------
                                                                                                          68,930,406
                                                                                                        ------------
     TRANSPORTATION 4.3%
     Air New Zealand Ltd., B ......................................      New Zealand        700,100        1,446,833
     British Airways PLC ..........................................    United Kingdom       928,000        6,414,174
     Canadian National Railway Co. ................................        Canada           113,800        7,690,345
     Firstgroup PLC ...............................................    United Kingdom       592,500        3,236,046
     Mayne Nickless Ltd., A .......................................       Australia       1,388,800        4,752,513
     Peninsular & Oriental Steam Navigation Co. ...................    United Kingdom       294,200        4,426,309
                                                                                                        ------------
                                                                                                          27,966,220
                                                                                                        ------------
     UTILITIES ELECTRICAL & GAS 4.4%
     Centrais Eletricas Brasileiras SA (Eletrobras), ADR ..........        Brazil           514,400        4,901,843
     Evn AG .......................................................        Austria           58,920        8,615,918
     Iberdrola SA, Br. ............................................         Spain           486,500        7,410,132
     Veba AG ......................................................        Germany          129,600        7,644,756
                                                                                                        ------------
                                                                                                          28,572,649
                                                                                                        ------------
     TOTAL COMMON STOCKS (COST $448,405,493) ......................                                      605,352,985
                                                                                                        ------------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                 COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
        PREFERRED STOCKS 2.8%
        Banco Itau SA, pfd. ................................................      Brazil          6,309,400    $  3,276,208
        Embotelladora Andina SA, B, ADR, pfd. ..............................      Chile             302,900       4,619,225
        News Corp. Ltd., pfd. ..............................................    Australia           265,309       2,021,251
        News Corp. Ltd., ADR, pfd. .........................................    Australia           117,000       3,692,812
  *     Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ..............      Brazil             41,800           2,613
        Telesp Participacoes SA, ADR, pfd. .................................      Brazil            205,300       4,696,237
                                                                                                               ------------
        TOTAL PREFERRED STOCKS (COST $14,628,445)...........................                                     18,308,346
                                                                                                               ------------
                                                                                               PRINCIPAL
                                                                                               AMOUNT**
                                                                                               ------------
        BONDS (COST $3,911,844) .6%
        AXA SA, cvt., 144A, 2.50%, 1/01/14 .................................      France          3,445,200 EUR   3,574,026
                                                                                                               ------------
        SHORT TERM INVESTMENT (COST $3,578,903) .6%
        Fannie Mae, 4.71%, 7/13/99 .........................................  United States       3,585,000       3,579,253
                                                                                                               ------------
        TOTAL BEFORE REPURCHASE AGREEMENT (COST $470,524,685)...............                                    630,814,610
                                                                                                               ------------
    (A) REPURCHASE AGREEMENT (COST $10,028,000) 1.5%
        Paine Webber Group Inc., 4.80%, 7/01/99 (Maturity Value $10,029,337)
        Collateralized by U.S. Treasury Notes and Bonds ....................  United States      10,028,000      10,028,000
                                                                                                               ------------
        TOTAL INVESTMENTS (COST $480,552,685) 98.9%.........................                                    640,842,610
        OTHER ASSETS, LESS LIABILITIES 1.1% ................................                                      7,020,893
                                                                                                               ------------
        TOTAL NET ASSETS 100.0% ............................................                                   $647,863,503
                                                                                                               ============

CURRENCY ABBREVIATION:
EUR--European Unit

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(A)AT JUNE 30, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                              See Notes to Financial Statements.

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $470,524,685) ...........................    $630,814,610
 Repurchase agreement, at value and cost ...........................................      10,028,000
 Cash ..............................................................................       1,491,932
 Receivables: ......................................................................
  Investment securities sold .......................................................         120,620
  Fund shares sold .................................................................       3,225,239
  Dividends and interest ...........................................................       2,928,716
                                                                                        ------------
   Total assets ....................................................................     648,609,117
                                                                                        ------------
Liabilities:
 Payables to affiliates ............................................................         423,469
 Deferred tax liability (Note 1e) ..................................................          61,431
 Accrued expenses ..................................................................         260,714
                                                                                        ------------
   Total liabilities ...............................................................         745,614
                                                                                        ------------
Net assets, at value ...............................................................    $647,863,503
                                                                                        ============
Net assets consist of:
 Undistributed net investment income ...............................................    $  5,532,631
 Net unrealized appreciation .......................................................     160,228,494
 Accumulated net realized gain .....................................................      12,660,493
 Beneficial shares .................................................................     469,441,885
                                                                                        ------------
Net assets, at value ...............................................................    $647,863,503
                                                                                        ============
CLASS 1:
 Net asset value per share ($620,428,154 /divided by/ 29,158,278 shares outstanding)    $      21.28
                                                                                        ============
CLASS 2:
 Net asset value per share ($27,435,349 /divided by/ 1,293,337 shares outstanding)..    $      21.21
                                                                                        ============

                       See Notes to Financial Statements.

                                                                          TS-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $752,149)
 Dividends ...................................................    $ 7,766,878
 Interest ....................................................        193,686
                                                                  -----------
   Total investment income ...................................                    $ 7,960,564

Expenses:
 Management fees (Note 4) ....................................      2,219,871
 Administrative fees (Note 4) ................................        307,861
 Distribution fees - Class 2 (Note 4) ........................         30,831
 Custodian fees ..............................................         47,000
 Reports to shareholders .....................................         56,000
 Professional fees ...........................................         13,400
 Other .......................................................            551
                                                                  -----------
   Total expenses ............................................                      2,675,514
                                                                                  -----------
    Net investment income ....................................                      5,285,050
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     17,509,630
  Foreign currency transactions ..............................       (447,977)
                                                                  -----------
   Net realized gain .........................................                     17,061,653
 Net unrealized appreciation (depreciation) on: ..............
  Investments ................................................     53,008,541
  Deferred taxes (Note 1e) ...................................        (61,431)
                                                                  -----------
   Net unrealized appreciation ...............................                     52,947,110
                                                                                  -----------
Net realized and unrealized gain .............................                     70,008,763
                                                                                  -----------
Net increase in net assets resulting from operations .........                    $75,293,813
                                                                                  ===========

                       See Notes to Financial Statements.

TS-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND


Financial Statements (continued)


STATEMENT OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS ENDED
                                                                       JUNE 30, 1999         YEAR ENDED
                                                                        (UNAUDITED)       DECEMBER 31, 1998
                                                                     --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................     $   5,285,050       $  12,029,676
  Net realized gain from investments and
   foreign currency transactions .................................        17,061,653          47,568,957
  Net unrealized appreciation (depreciation) on
   investments and deferred taxes ................................        52,947,110         (47,396,839)
                                                                       ---------------------------------
    Net increase in net assets resulting from operations .........        75,293,813          12,201,794

 Distributions to shareholders from:
  Net investment income:
   Class 1 .......................................................       (10,783,247)        (15,083,722)
   Class 2 .......................................................          (372,246)           (357,002)
  Net realized gains: ............................................
   Class 1 .......................................................       (49,890,492)        (63,413,199)
   Class 2 .......................................................        (1,972,049)         (1,560,086)

 Fund share transactions (Note 3):
   Class 1 .......................................................       (38,177,474)        (19,220,136)
   Class 2 .......................................................         1,307,186          11,228,384
                                                                       ---------------------------------
    Net decrease in net assets ...................................       (24,594,509)        (76,203,967)

Net assets:
 Beginning of period .............................................       672,458,012         748,661,979
                                                                       ---------------------------------
 End of period ...................................................     $ 647,863,503       $ 672,458,012
                                                                       =================================
Undistributed net investment income included in net assets:
 End of period ...................................................     $   5,532,631       $  11,403,074
                                                                       =================================

                       See Notes to Financial Statements.

                                                                          TS-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TS-14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E.  DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

F.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                   DECEMBER 31, 1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................     1,741,664    $   35,858,579       2,562,174    $   50,875,104
Shares issued on reinvestment of distributions      3,313,694        60,673,739       3,523,201        78,496,920
Shares redeemed ...............................    (6,596,718)     (134,709,792)     (6,963,562)     (148,592,160)
                                                -----------------------------------------------------------------
Net decrease ..................................    (1,541,360)   $  (38,177,474)       (878,187)   $  (19,220,136)
                                                =================================================================

                                                      SIX MONTHS ENDED                YEAR ENDED
                                                       JUNE 30, 1999               DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                   SHARES         AMOUNT         SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................    177,010    $  3,646,716       641,741    $ 14,204,072
Shares issued on reinvestment of distributions     128,314       2,344,295        86,200       1,917,088
Shares redeemed ...............................   (231,393)     (4,683,825)     (217,530)     (4,892,776)
                                                --------------------------------------------------------
Net increase ..................................     73,931    $  1,307,186       510,411    $ 11,228,384
                                                ========================================================


                                                                          TS-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     ---------------------------------------------------------------
     0.75%       First $200 million
     0.675%      Over $200 million, up to and including $1.3 billion
     0.60%       Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     ---------------------------------------------------------------
     0.15%       First $200 million
     0.135%      Over $200 million, up to and including $700 million
     0.10%       Over $700 million, up to and including $1.2 billion
     0.075%      Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

          Unrealized appreciation .............  $ 197,503,259
          Unrealized depreciation .............    (37,213,334)
                                                 -------------
          Net unrealized appreciation .........  $ 160,289,925
                                                 =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $95,753,233 and $210,548,151, respectively.

TS-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS (CONT.)

Tax Designation

At December 31, 1998, more than 50% of the Templeton Stock Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly to them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in March 1999.

                                         CLASS 1                                CLASS 2
                         ------------------------------------------------------------------------------
                             FOREIGN TAXES      FOREIGN SOURCE       FOREIGN TAXES      FOREIGN SOURCE
COUNTRY                   WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------------------
Argentina ..............        $0.0000             $0.0115             $0.0000            $0.0103
Australia ..............         0.0048              0.0380              0.0048             0.0342
Austria ................         0.0009              0.0042              0.0009             0.0038
Bermuda ................         0.0000              0.0033              0.0000             0.0030
Brazil .................         0.0085              0.0390              0.0085             0.0351
Canada .................         0.0009              0.0041              0.0009             0.0036
Chile ..................         0.0021              0.0060              0.0021             0.0054
Denmark ................         0.0009              0.0042              0.0009             0.0037
Ecuador ................         0.0000              0.0012              0.0000             0.0011
Finland ................         0.0015              0.0070              0.0015             0.0063
France .................         0.0076              0.0494              0.0076             0.0445
Germany ................         0.0011              0.0073              0.0011             0.0066
Hong Kong ..............         0.0000              0.0340              0.0000             0.0306
India ..................         0.0000              0.0051              0.0000             0.0046
Indonesia ..............         0.0001              0.0003              0.0001             0.0003
Israel .................         0.0002              0.0006              0.0002             0.0006
Italy ..................         0.0016              0.0073              0.0016             0.0065
Japan ..................         0.0005              0.0025              0.0005             0.0022
Malaysia ...............         0.0001              0.0003              0.0001             0.0002
Mexico .................         0.0000              0.0182              0.0000             0.0164
Netherlands ............         0.0060              0.0267              0.0060             0.0240
New Zealand ............         0.0016              0.0074              0.0016             0.0067
Norway .................         0.0026              0.0112              0.0026             0.0101
Singapore ..............         0.0011              0.0030              0.0011             0.0027
Spain ..................         0.0048              0.0221              0.0048             0.0199
Sweden .................         0.0042              0.0192              0.0042             0.0173
Switzerland ............         0.0036              0.0162              0.0036             0.0146
United Kingdom .........         0.0132              0.0577              0.0132             0.0519
                                ------------------------------------------------------------------
TOTAL ..................        $0.0679             $0.4070             $0.0679            $0.3662
                                ==================================================================


                                                                          TS-17


PAGE

[LOGO]
100 Fountain Parkway
St. Petersburg, Florida 33716-1205

TEMPLETON VARIABLE PRODUCTS SERIES FUND

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Templeton Variable Products Series Fund Shares are currently sold only to Insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the "Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses. The prospectuses contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL 2510 S 08/99 [LOGO] Printed on recycled paper